UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-08228

The Timothy Plan

            (Exact name of registrant as specified in charter)

1055 Maitland Center Commons, Maitland, FL 32751

    (Address of principal executive offices)               (Zip code)

Art Ally, The Timothy Plan

1055 Maitland Center Commons, Maitland, FL 32751

                (Name and address of agent for service)

Registrant’s telephone number, including area code:        800-846-7526

Date of fiscal year end:  9/30

Date of reporting period: 9/30/19

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

TIMOTHY PLAN
1994
25
2019
YEARS

ANNUAL REPORT

September 30, 2019

TIMOTHY PLAN FAMILY OF FUNDS

Small Cap Value

CLASS	TICKER	CUSIP
A	TPLNX	887432409
C	TSVCX	887432839
I	TPVIX	887432482

Large/Mid Cap Value

CLASS	TICKER	CUSIP
A	TLVAX	887432607
C	TLVCX	887432805
I	TMVIX	887432474

Aggressive Growth

CLASS	TICKER	CUSIP
A	TAAGX	887432813
C	TCAGX	887432698
I	TIAGX	887432524

Large/Mid Cap Growth

CLASS	TICKER	CUSIP
A	TLGAX	887432789
C	TLGCX	887432680
I	TPLIX	887432490

Growth & Income

CLASS	TICKER	CUSIP
A	TGIAX	887432383
C	TGCIX	887432375
I	TIGIX	887432367

Fixed Income

CLASS	TICKER	CUSIP
A	TFIAX	887432888
C	TFICX	887432862
I	TPFIX	887432466

High Yield Bond

CLASS	TICKER	CUSIP
A	TPHAX	887432615
C	TPHCX	887432623
I	TPHIX	887432458

International

CLASS	TICKER	CUSIP
A	TPIAX	887432631
C	TPICX	887432599
I	TPIIX	887432516

Emerging Markets

CLASS	TICKER	CUSIP
A	TPEMX	887432540
C	TPECX	887432532
I	TIEMX	887432391

Israel Common Values

CLASS	TICKER	CUSIP
A	TPAIX	887432565
C	TPCIX	887432557
I	TICIX	887432441

Defensive Strategies

CLASS	TICKER	CUSIP
A	TPDAX	887432581
C	TPDCX	887432573
I	TPDIX	887432433

Strategic Growth

CLASS	TICKER	CUSIP
A	TSGAX	887432763
C	TSGCX	887432672

Conservative Growth

CLASS	TICKER	CUSIP
A	TCGAX	887432730
C	TCVCX	887432664

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, www.timothyplan.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Funds documents that have been mailed to you.

September 30, 2019

Dear Shareholder,

As you review the details on the following pages, you will see that we started out this fiscal year where most of our funds endured a very large downturn (in the markets) in the 4th quarter, 2018. Pundits searched for valid reasons causing the decline, but as the markets have since demonstrated, there really was little except what we believe were fear and hype behind the decline. Consequently, I am pleased to report that we more than recovered the losses during the first nine months of 2019. Hence, our one-year performance over the past fiscal year (10-1-18 thru 9-30-19) varies among our funds from slightly down to fairly strongly up. Among our better performers were our fixed-income oriented funds along with our international funds and our Defensive Strategies Fund. All of that simply underscores the wisdom of asset allocation since different market segments perform differently over differing periods.

The positive returns we experienced thus far in 2019 are, we believe, in large part the result of our country’s leadership and the positive pro-business agenda President Trump is pursuing. These changes have given us a positive long-term view of our economy and, therefore the equity markets. Even though we experienced periodic short-term volatility, we fully expect the market trend to continue upward. Nevertheless, Timothy Partners, Ltd, (the “Advisor”) continued (and will continue) to take a conservative approach to the markets as we believe our shareholders prefer a preservation of principal course to that of chasing returns. I do need to reiterate, however, that, in the capital markets in general and our funds in particular, returns can never be guaranteed.

For more complete information about the individual funds, please read each of the sub-advisors’ annual review letters in the pages that follow. They more fully detail the various factors that impacted this fiscal year’s performance along with their economic outlook for the coming year.

Although we cannot guarantee any actual outcome, I remain confident that all of our sub-advisors are, in our opinion, among the best in the industry and they each continue to honor our overall policy to manage their respective funds both in accordance with our screening restrictions and with a continued conservative bias.

Finally, I would once again like to thank you for your moral convictions that led you to becoming part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally

President

Timothy Plan Aggressive Growth Fund Letter from the Manager – September 30, 2019

This time last year we wrote about an accelerating economy in the trailing 12-month period, as GDP grew over 3% due to the positive effects of the corporate tax-rate cut and increased government defense spending. A year later, the growth rate of the U.S. economy is losing speed, leading many to question whether we can even stay at a “muddle-through” growth rate of 1.0- 1.75%, or fall victim to a recession. The biggest issue currently is that, due largely to the trade war, confidence is plummeting and corporate America remains wary of investing in the face of escalating trade tensions. The manufacturing sector is already in a recession, as evidenced by September’s ISM (Institute for Supply Management) reading of 47.8, the lowest level since June of 2009. Any reading below 50 indicates contraction. On the other hand, the consumer – at 70%+ of our economy – is a more important gauge, and we can be much more optimistic on that front. The unemployment rate recently fell to a fresh 50-year low of 3.5%, and we are currently in the midst of an amazing 108 consecutive months of job growth, the longest streak in history. Wages are growing at a reasonable clip of about 3%, as inflation continues to be very tame. The consumer balance sheet has also benefited from de-leveraging since the financial crisis, and aggregate household net worth has now surpassed $100 trillion, though it can be argued that the benefits of the rising stock market and higher home prices, are enjoyed primarily by the upper-income cohort.

The Fund returned -3.84 percent in the September 2019 quarter, 16.63 percent year to date, and - 7.31 percent over the last 12 months. This compares to the Russell Midcap Growth Index that returned -0.68 percent in the past quarter, 25.23 percent year to date, and 5.2 percent over the last 12 months.

The underperformance over the past 12 months was driven by weak stock selection in the consumer discretionary and the industrial sectors. Our largest stock underperformer in the consumer discretionary sector was Farfetch [FTCH], which suffered after missing its sales projections and having significant senior management turnover. Within the industrial sector, our investment in Insperity [NSP] proved to be disappointing. Insperity is a Professional Employer Organization [PEO] that provides outsourced human resources services to its clients. While the company missed earnings expectations modestly, investors are more concerned that the current economic slowdown will adversely affect Insperity in the future.

The largest outperformers over the past 12 months were primarily investments in the healthcare sector, specifically medical device companies. Insulet [PODD] had significant gains after they reported strong sales and earnings growth as their insulin pump systems are becoming more widely adopted both the in the US and Europe. While historically only type 1 diabetics have used these pump systems, now with greater insurance coverage and technology advances, type 2 diabetics are beginning to adopt these systems as well. Another top performer was Edwards Lifesciences [EW]. Edwards also exceeded investors’ expectations driven by strong growth of their cardiovascular devices, specifically their transcatheter aortic valve replacements [TAVR]. We are optimistic that sales growth should further accelerate going forward after recent clinical data showed that a wider group of low-risk patients would also benefit from the use of TAVR.

We are monitoring the macro economic data as investors are concerned that the current slowdown in the manufacturing segment extends into the services / consumer-driven segment of the economy. That data had led to investors overweighting sectors that had minimal industrial exposure [healthcare and technology], and underweighting sectors that had exposure to the global economic slowdown. However, over the past month, we are seeing some signals from the markets that perhaps valuations in the industrial segments have become overly compressed, with several sectors trading at 10-year-low valuations. While it is difficult to justify investing in many of these sectors based on current fundamentals, we are closely watching both the economic and corporate earnings data to see if the recent rotation into more cyclical segments of the economy is justified. It is in everyone’s interest to see some resolution in the ongoing litany of new global tariffs. Perhaps pressure ahead of the 2020 elections will lead to a partial resolution or ceasefire on this front.

We continue to find compelling investment opportunities, particularly in the Real Estate and medical device industries. Given the dramatically lower interest rates seen globally, REITs as an asset class should continue to be in favor to investors due their attractive dividend yield. We remain focused on generating alpha and producing the strongest investment results over the long run. We thank you for your continuing support and investment.

Chartwell Investment Partners, LLC

The Timothy Plan International Fund

Letter from The Manager - September 30, 2019

While calendar year 2019 has brought good absolute and relative performance for the Timothy International Fund versus the MSCI EAFE index, the last twelve months proved more challenging due to the market plunge in the 4th quarter of 2018. Sector allocation was tough due to underweights to more defensive sectors such as Utilities, Real Estate, and Consumer Staples which held up much better in the stock selloff in late 2018. The Fund’s overweight to Technology and underweight to the Materials sector helped but were not enough to offset the sharp declines in stocks in late 2018. Stock selection was a bit more balanced for the portfolio with very good selection in the Financials, Technology, and Industrials sectors but offset by negative selection in Health Care, Energy, and Consumer Discretionary. In Health Care, strong performance from British medical device company Smith & Nephew was offset by poor performance from German dialysis provider Fresenius Medical Care. In Industrials, French toll road operator Vinci and Hong-Kong based tools manufacturer Techtronic performed well. From a country standpoint the Fund benefited from its underweight to Japan and good stock selection there but was hurt from its underweight to defensive Switzerland and detrimental stock selection in France where auto parts company Valeo fell on concerns over weakness in the global auto cycle and Europe-specific auto manufacturing disruptions.

The international markets were sent on a tailspin in the 4th quarter of 2018 on uncertainty over Federal Reserve monetary policy, the US-China trade war, unending Brexit risks, Italian politics, and concerns of slowing global economic growth. This calendar year has been a bit of a roller coaster for the markets overall with increased volatility but thus far has experienced a nice rebound in equity prices. Global central banks have stepped in to offer “whatever it takes” with the Federal Reserve, the European Central Bank, and the Bank of Japan all focused on maintaining or increasing monetary stimulus. Bond yields plummeted during the year which saw the German yield curve all the way to 30 years plunge into negative territory, an unprecedented occurrence. The US-China trade war remains a concern as markets await some kind of truce there. Concerns still abound for economic growth as we enter into 2020 but the European and Japanese economics could provide positive momentum as they slowly rebound out of their recent slump in spite of a new consumption tax in Japan that will lead to short term pressures late in 2019.

Relative and absolute valuations remain attractive for international equities while any sign of dollar weakness or Europe and/or Japan closing the economic growth gap with the U.S. could see some renewed optimism for international equity outperformance. We remain committed to a consistent investment approach dedicated to finding long-term investments for shareholders and thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

Timothy Plan Large/Mid Cap Growth Fund Letter from the Manager – September 30, 2019

This time last year we wrote about an accelerating economy in the trailing 12-month period, as GDP grew over 3% (though it was later revised down to +2.5%), due in part to the positive effects of the corporate tax-rate cut. A year later, the growth rate of the U.S. economy is losing speed (and Europe has already precipitously slowed), leading many to question whether we can even stay at a “muddle-through” growth rate of 1.0-1.75% or fall victim to a recession. The biggest issue currently is that, due largely to the trade war, confidence is plummeting and corporate America remains wary of investing in the face of escalating trade tensions. The manufacturing sector is already in a mini-recession, as evidenced by September’s ISM (Institute for Supply Management) reading of 47.8 (below 50 indicates contraction), the lowest level since June of 2009. On the other hand, the consumer – at 70%+ of our economy – is a more important gauge, and we can be much more sanguine on that front. The unemployment rate recently fell to a fresh 50-year low of 3.5%, and we are currently in the midst of an amazing 108 consecutive months of job growth, the longest streak in history. Wages are growing at a reasonable clip of about 3%, as inflation continues to be very tame. The consumer balance sheet has also benefited from de-leveraging since the financial crisis, and aggregate household net worth has now surpassed $100 trillion, though it can be argued that the benefits of this (booming stock market and rising home prices) are enjoyed primarily by the upper-income cohort.

Unlike recent years, for this 12-month period, there was not a meaningful spread in performance between growth and value stocks, however, size was impactful to the Fund’s relative performance. Due to the restrictions, we can’t own many of the large-cap growth stocks in the benchmark, hence, the Fund’s weighted market cap is significantly smaller than that of the R1G. By way of illustration of the size effect, the Russell top 200 market cap stocks were up 4.1% in the period, the Russell 2000 (small stocks) fell 8.9%, and the Russell Microcap (smallest) index was down 16%.

The Fund underperformed the Russell 1000 Growth Index, rising 0.2%, vs. +3.7% for the benchmark. Sector allocation was a net negative, primarily from our underweight of Real Estate (best-performing sector) and our overweight of Energy (worst-performing sector). Combined, these effects cost the fund 150 basis points. Stock selection was a negative within Industrials, as Fortive fell 18%, and Caterpillar dropped 15%; cyclical stocks did not fare well in the past year due to concerns over tariffs and a slowing economy. In the same vein, trucker J.B. Hunt was down 15%. In Financials, two bank positions – SVB Financial and East West Bancorp (down 34% and 21% respectively) – had negative impacts on the fund; the falling interest-rate environment was generally not good for banks during the period (they were down 26% in the benchmark). Other detractors across various sectors included ConocoPhillips (- 25%), NVIDIA (-38%), and Sarepta Therapeutics (-53%). Sarepta had soared 71% in the prior 12-month period, on the heels of an exceptional commercial launch of the drug Ingrezza, after presenting promising gene-therapy data for the treatment of Duchenne Muscular Dystrophy (DMD). However, in August they received a surprising decision from the FDA in which the agency denied approval of Sarepta’s drug Golodirsen in DMD. Given the prior approval of a similar drug Sarepta has on the market, Exondys 51, there were expectations of an approval. NVDA was also coming off a big prior year – when it was up 58%; more recently, however, its growth in both gaming and chips for the data-center end market have slowed. Turning to positive impacts, stock selection in Consumer Staples was buoyed by spice-company McCormick, which rose 20%, and Costco, up 24%. Both of these companies are well-positioned relative to consumer trends and preferences. In Technology, although not being able to own Microsoft (+23%) was a headwind, we had good results from several of our positions: tech reseller CDW was up 40%, as it continues to out-grow its industry; cyber-security company Rapid7 +23%; software company ServiceNow +30% (outperforming Microsoft); and NXP Semiconductors +29%. In Healthcare, animal-health company Zoetis rose 37% as it continues to produce consistent mid-teens earnings growth (and has had 5 consecutive quarters of positive earnings surprises).

For the portfolio, there has been no change to our time-tested, bottom-up fundamental approach to managing large and mid-cap growth investments. As an overview, the Fund remains well diversified by issuers and sectors, as all areas of the economy are impacted by broad macroeconomic trends. We have recently taken some weight out of the economically-sensitive areas of our holdings, as the tariffs (and global economic slowdown) make these stocks vulnerable. We also cut back on stocks that could be negatively impacted by lower interest rates, as that trend seems to be in place for the foreseeable future. Healthcare is an area of interest for purchase candidates, as the political rhetoric around “Medicare for All” and drug pricing has created some opportunities. We thank you for your continuing support and investment.

Chartwell Investment Partners, LLC

September 30, 2019

Dear Timothy Plan Large/Mid-Cap Growth Fund Shareholder:

On May 1, 2019, Timothy Plan added two new Exchange Traded Funds to our diversified product line: Timothy Plan Large-Cap Core (TPLC) and Timothy Plan High Dividend Stock (TPHD). These are both smart beta index funds traded on the New York Stock Exchange. Since TPLC fits nicely into the investment objective of our Large/Mid-Cap Growth Fund, we incorporated this particular ETF into the holdings of this fund so that:

•	Approximately 20% of the fund is now invested in TPLC
•	And the remainder of the fund continues to be actively managed by our long-time sub-advisor, Chartwell Investment Partners.

In addition to greatly increasing the diversification of the holdings in this fund, we believe this addition should have the positive effect of lowering our expense ratio over both the near and longer term.

ETFs are passively managed investment vehicles, with Timothy ETFs being reflections of biblically responsible investment (BRI) indices that were developed specifically to accommodate the BRI space. As stated above, the ETFs were not incorporated into the portfolio until May, following the 2018 sell-off, and although the market was choppy, the ETF was a positive contributor, although the Fund overall had a slightly negative return of -1.54% for the fiscal year. We suggest you look to Chartwell’s Sub-Advisor’s letter for the Fund for more information and future market outlook.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally

President

LETTER FROM THE MANAGER

September 30, 2019

TIMOTHY PLAN SMALL CAP VALUE FUND

We are pleased to provide you with our report for the Timothy Plan Small Cap Value Fund for the twelve months ending September 30, 2019 and would like to thank you for entrusting your assets with us.

Looking back, equity markets began the last twelve months with a harsh sell-off over fears of slowing global growth, continued pressures from the trade dispute between the U.S. and China, and a potential policy error by the Federal Reserve in over-tightening monetary policy. None of these fears were new to investors, but they culminated into a broad market decline across all of the sectors and market capitalizations. As fears abated, markets rallied with larger caps regaining their losses and then some while smaller cap stocks remain in negative territory. Economic data has moderated over the last year, with the most recent Gross Domestic Product (GDP) figure showing just 2 percent growth and other indicators, like the Institute of Supply Management’s (ISM) Manufacturing Purchasing Managers Index (PMI) have fallen into contraction territory. The Federal Reserve has entirely reversed course, with expectations for rate hikes to continue as the calendar year turned have morphed into several rate cuts with the potential for more in the future. This added support has certainly been well-received by investors, though expectations remain for challenging growth conditions more broadly. Little progress has been made on the trade negotiations underway with China, sapping business confidence and adding to the uncertainty. While corporate profits have been resilient, investments in capital expenditures have failed to materialize as fast as hoped due to these concerns and companies continue to return record levels of cash to shareholders in the form of dividends and buybacks. While the U.S. muddles through, the rest of the world has seen challenging economic conditions, though, some signs may be emerging for a potential rebound in the coming quarters. There remains a high degree of concern globally regarding future growth and disruptions from these macroeconomic factors in the future.

For the twelve months ending September 30, 2019, the Timothy Plan Small Cap Value Fund produced a net return of - 2.57%, while the Russell 2000 Index produced a return of -8.86%. Positive stock selection was seen broadly across most sectors as higher-quality businesses were strongly preferred by the market. This was particularly true within Health Care and Consumer Staples, the top relative contributors. Energy performed poorly, both in a relative and absolute sense, as an overweight weighed heavily on relative performance. An underweight to Information Technology, despite positive selection, also detracted from relative performance.

Installed Building Products recovered strongly in the spring after investors’ concerns regarding their ability to pass through increased costs for the insulation they install were assuaged with further tailwinds from the strong U.S. housing market. UniFirst saw the market reward their reacceleration in earnings growth as strong demand for their uniform rental services continued to rise from employment growth in their serviced industries. Lattice Semiconductor rallied as their strong product pipeline and improving gross margins continued to exceed investor expectations as their chips are well suited for edge and internet of things (IoT) applications. Novanta remained a solid execution story as management’s efforts to reshape their portfolio towards higher-growth areas like medical over the last several years delivered strong sales and earnings growth once again. CONMED saw strength in the organic growth in their core areas of orthopedics and general surgery. Their recent acquisition performed above expectations and new sports medicine products look promising to bolster growth in the future.

Falling crude oil prices over concerns of oversupply and lower demand growth weighed heavily on a number of names including Callon Petroleum, Penn Virginia, and SRC Energy. Penn Virginia also struggled after walking away from a potential merger with another exploration and production company as some deal-related investors rotated out of the shares. Interface continued to execute as topline growth led to strong earnings growth, however, a challenging environment in terms of future commercial remodel activity in the U.S. and Europe weighed on shares. Children’s Place remains positioned to capitalize on the bankruptcy of a large competitor, Gymboree, however, the near-term environment remains highly promotional hurting their sales and margins.

The Small Cap Value team is focused on seeking well-run companies with growth prospects that are underappreciated by the marketplace. We look for companies with above average growth and strong balance sheets that generate positive cash flows. As economic growth continues to remain positive, we feel our companies are well positioned to achieve higher earnings and have the potential to provide superior relative returns.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corporation

LETTER FROM THE MANAGER

September 30, 2019

TIMOTHY PLAN LARGE/MID CAP VALUE FUND

We are pleased to provide you with our report for the Timothy Plan Large/Mid Cap Value Fund for the twelve months ending September 30, 2019 and would like to thank you for entrusting your assets with us.

Looking back, equity markets began the last twelve months with a harsh sell-off over fears of slowing global growth, continued pressures from the trade dispute between the U.S. and China, and a potential policy error by the Federal Reserve in over-tightening monetary policy. None of these fears were new to investors, but they culminated into a broad market decline across all of the sectors and market capitalizations. As fears abated, markets rallied with larger caps regaining their losses and then some while smaller cap stocks remain in negative territory. Economic data has moderated over the last year, with the most recent Gross Domestic Product (GDP) figure showing just 2 percent growth and other indicators, like the Institute of Supply Management’s (ISM) Manufacturing Purchasing Managers Index (PMI) have fallen into contraction territory. The Federal Reserve has entirely reversed course, with expectations for rate hikes to continue as the calendar year turned have morphed into several rate cuts with the potential for more in the future. This added support has certainly been well-received by investors, though expectations remain for challenging growth conditions more broadly. Little progress has been made on the trade negotiations underway with China, sapping business confidence and adding to the uncertainty. While corporate profits have been resilient, investments in capital expenditures have failed to materialize as fast as hoped due to these concerns and companies continue to return record levels of cash to shareholders in the form of dividends and buybacks. While the U.S. muddles through, the rest of the world has seen challenging economic conditions, though, some signs may be emerging for a potential rebound in the coming quarters. There remains a high degree of concern globally regarding future growth and disruptions from these macroeconomic factors in the future.

For the twelve months ending September 30, 2019, the Timothy Plan Large/Mid Cap Value Fund produced a net return of 3.85%, while the S&P 500 Index produced a return of 4.25%. While absolute returns have remained positive despite compressing from their recent highs, relative performance faced some headwinds. Notable positives included better stock selection within Health Care and Communication Services while our exposure and selection within Energy, the worst performing sector, weighed heavily on relative performance as did less favorable selection in Financials.

Several areas saw strong stock selection, particularly in Health Care, as high-quality medical device companies were less impacted by the political headlines suggesting the possibility of ‘Medicare-for-All’. STERIS and DENTSPLY SIRONA saw strong performance on the back of continued execution of their respective growth and cost initiatives. DENTSPLY, in particular, saw a strong rebound despite the persistent headwinds in the dental market. Within Communication Services, Cable One remains the lone contributor. Their strategy to shift towards high-speed data customers and away from video subscribers has continued to deliver strong growth in margins and free cash flow. Management continues to target the longer-term increase in broadband penetration, along with the completion of a facility upgrade, to further grow their free cash flow. KLA Corp. remains committed to their long-term operating model as their recent investor day highlighted the potential for their semiconductor process control segment to outgrow an already healthy 6 percent growing end market. This should further enhance their superior free cash flow and margin profile founded on product leadership and services offering. CMS Energy rallied as investors looked for stable, steady income as interest rates declined and their consistent execution fit the profile. Their upcoming long-term capital plan provides significant visibility into the company’s ability to consistently deliver above-average returns and earnings growth.

The Fund’s exposure to Energy was the most notable headwind, as the sector experienced significant declines during the period. Falling commodity prices, as expectations for global crude oil demand growth moderated, pressured a number of stocks within the oil patch including EOG Resources and Diamondback Energy. While many companies’ execution remained strong, the 25 percent plus decline in crude prices proved challenging to overcome, however, both continue to focus on generating improved returns over absolute growth and are well-positioned in the lower crude price environment. Similarly, Financials saw less favorable selection and faced broad macroeconomic pressures. The decline in interest rates weighed heavily on banks given their net interest margin or spread between their cost of deposits and what they earn on loans. TCF Financial closed their acquisition of Chemical Financial and continues to work through the integration with potentially meaningful cost savings coming in the next several quarters. Western Alliance posted strong fundamentals, given the backdrop, and management reiterated their ability to adjust their operations to respond to the current environment. PerkinElmer declined as growth slowed within their industrial segment, particularly in China. Management noted that they faced some headwinds as customers switched to domestic manufacturers in China, even as demand moderated in the food safety testing arena.

The Westwood team remains focused on seeking high-quality companies trading at a discount to intrinsic value. In the face of growing concerns over global growth, particularly here in the U.S., the market has seen a distinct pivot towards higher-quality franchises with strong balance sheets and cash generation. Concurrently, the fall in interest rates as investors seek out stability and income along with the Federal Reserve’s pivot towards cutting rates has helped hold equities near their recent highs. The Fed began the year expecting to hike rates while reducing their balance sheet; now, the Fed expects to grow its balance sheet modestly while lowering rates. Fiscal policies, particularly the tax cuts, have seen some of their positive effects offset by the ongoing trade dispute with China. These uncertainties have weighed heavily on business confidence, with some spillover beginning to manifest in the consumer arena and limited the incentive for companies to invest in capital expenditures. Returns amongst those businesses better positioned to weather volatility and those who can’t have widened as of late. In total, the overall impact to the investing landscape should provide additional opportunities to active managers as dispersion of returns increases and correlations between stocks decrease. We continue to leverage our intensive research-driven process to identify securities with company-specific opportunities and visible earnings growth. As has always been our practice, we look to invest in companies with conservative balance sheets, robust free cash flow generation, and high returns as we believe those characteristics among others help provide attractive risk-adjusted returns for the portfolio. Given the above-average market returns over the past few years, we are mindful of the potential for downside risk and are focusing on opportunities which we feel have measurable and limited potential for loss should volatility rise.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corporation

September 30, 2019

Dear Timothy Plan Large/Mid-Cap Value Fund Shareholder:

On May 1, 2019, Timothy Plan added two new Exchange Traded Funds to our diversified product line: Timothy Plan Large-Cap Core (TPLC) and Timothy Plan High Dividend Stock (TPHD). These are both smart beta index funds traded on the New York Stock Exchange. Since both of these fit nicely into the investment objective of our Large/Mid-Cap Value Fund, we incorporated them into the holdings of this fund so that:

•	10% of the fund is invested in TPLC
•	10% of the fund is invested in TPHD
•	And 80% of the fund continues to be actively managed by our long-time sub-advisor, Westwood Capital Management.

In addition to greatly increasing the diversification of the holdings in this fund, we believe this addition should have the positive effect of lowering our expense ratio over both the near and longer term.

ETFs are passively managed investment vehicles, with Timothy ETFs being reflections of biblically responsible investment (BRI) indices that were developed specifically to accommodate the BRI space. As stated above, the ETFs were not incorporated into the portfolio until May, following the 2018 sell-off, and although the market was choppy, the ETFs were both minor contributors to the Fund’s positive return of 2.54% for the fiscal year. We suggest you look to Westwood’s Sub-Advisor’s letter for the Fund for more information and future market outlook.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally

President

Letter from the Manager

September 30, 2019

Timothy Plan Fixed Income Fund

The fiscal year ended September 30, 2019 saw a decline in yields as the Federal Reserve (Fed) began cutting rates due to U.S.-China Trade issues and signs of slowing economic growth. The Timothy Plan Fixed Income Fund invests in the broad U.S. investment grade bond market benchmarked to the Bloomberg Barclays Aggregate index which began the last 12 months with a 3.45% yield and ended at 2.11%.

The U.S. Treasury (UST) 10-year fell after starting the fiscal period at 3.06%, peaking at 3.24% in November, and ending at 1.67%. By comparison, the 2-year rate declined slightly less starting at 2.82% and ending the last 12 months at 1.63% or 1.19% lower. The 2- and 10-year UST yield curve inverted during the 12-month period with the narrowest differential reaching -4 basis points; 1.42% versus 1.46%, respectively. The inversion reversed and maintained a difference of +5 basis points by the end of September 30, 2019. The 2- and 10-year inversion is the most oft-cited harbinger of an economic slowdown since it has preceded the last eleven U.S. recessions. Undoubtedly, U.S. economic growth has slowed as GDP fell to a 2.3% year-over-year rate from 3.2% 12-months prior. Consequently, the Fed reversed its hawkish stance in 2019 and by fiscal year end had cut interest rates twice.

Investment Grade (IG) Credit spreads started the last 12 months at 143 basis points and narrowed to 109 by the end of September 2019. The narrowing was a result of supply/demand dynamics that included a year-over-year decline in gross supply through the first half of 2019. In addition, foreign buying of IG Credit remerged due to anemic yields in Europe and developed Asia. The Mortgage Backed Securities (MBS) sector struggled during the period as lower UST yields sparked a wave of mortgage refinancing.

The Timothy Fixed Income Fund A shares returned 7.76% over the 12-months ended September 30, 2019 which was below the Bloomberg Barclays Aggregate index at 10.30%. The overweight to Utilities added value as the sector performed better than all other major sectors and the overall index. Underweight to the Financial sector and security selection in Technology also added to results. Detracting from results was our security selection in Industrials as holdings lagged their counterparts in the sector. The portfolio’s MBS holdings generated returns below their counterparts in the index which also hurt performance. The portfolio is positioned with less interest rate risk than the market, an over-weight in corporate bonds and GNMA MBS for yield. We remain focused on generating income consistent with a prudent level of risk.

BARROW, HANLEY, MEWHINNEY & STRAUSS

Letter from the Manager

September 30, 2019

Timothy Plan High Yield Bond Fund

The fiscal year ended September 30, 2019 saw a decline in High Yield rates as investor’s continued to search for yield and income. The Timothy Plan High Yield Bond Fund invests primarily in BB and B rated High Yield (HY) bonds with a benchmark of the Bloomberg Barclays BA/B HY* index which began the last 12 months yielding 5.68% and ended at 4.77%. Over the period, the HY market posted a return of 8.31% and trailed investment grade credit bonds. Performance of the index was led by higher quality Ba rated credits.

The primary influence on performance has been favorable technicals, particularly low yields in overseas markets and low default rates. Low yields overseas make the U.S. more attractive, on a relative basis, and has resulted in the demand for higher yielding securities. During the first nine months of 2019, U.S. HY mutual funds received net inflows of $15.5B and Exchange Traded Funds also had positive flows. On a trailing 1-year basis, the HY default rate remained near historic lows at 1.62%.

The Timothy Plan High Yield Bond Fund A shares generated a total return of 8.50% over the 12 months ended September 30, 2019 while the Bloomberg Barclays Ba/B HY* index returned 8.31%. Security selection in Energy, Capital Goods and Basic Industries benefited performance. Overweight to Utilities also helped performance as the sector generated the highest nominal return of any other major sector in the index. Detracting from performance was our security selection in Electric issuers as our holdings lagged their counterparts in the index. The portfolio remains focused on generating a higher level of carry income consistent with a reasonable level of risk.

BARROW, HANLEY, MEWHINNEY & STRAUSS

*Bloomberg Barclays US High Yield Ba/B 3% Issuer Cap Index

Letter from the Manager

September 30, 2019

Timothy Plan Defensive Strategies Fund – TIPS

Over the past 12 months, ended September 30, 2019, economic momentum slowed as GDP growth fell and inflation remained subdued. The Timothy Defensive Strategies Fund has an allocation of U.S. Treasury Inflation Protected Securities (TIPS) designed to help protect assets from higher rates of inflation.

Investors’ future inflation expectations reached a high in late 2018 but subsequently fell during the 12- month period. We measure investors’ inflation expectations as the difference between the U.S. Treasury 10 year and the U.S. TIPS 10 year. This “breakeven rate” of inflation is what would be required to make these two securities have the same yield. The “breakeven rate” of inflation rose to a high of 2.17% in October 2018 and eventually declined to a low of 1.51% by the end of September 2019. TIPS securities generated a return of 7.13%, as reported by Bloomberg Barclays, for the 12 months ended September 30th.

The TIPS allocation we manage held 5 to 10% in investment grade corporate bonds for their higher nominal yield. Inflation has remained relatively subdued but going forward the potential of higher inflation exists as central banks have reengaged in monetary stimulus and the unemployment rate remains low which could potentially trigger higher wages. The primary goal of the TIPS allocation continues to be protection from rising inflation rates.

BARROW, HANLEY, MEWHINNEY & STRAUSS

2005 Market St.
Philadelphia, PA 19103-7094

The Timothy Plan Defensive Strategies Fund

Real Estate Sleeve (the “Portfolio”)

Annual Manager Letter: 12 months ended September 30, 2019

During the last twelve months stock and bond volatility significantly increased. This was highlighted in December, when the Federal Reserve appeared to make a policy mistake raising rates while credit spreads widened and inflation expectations fell. The Federal Reserve, which had been on a steady path of continual interest rate increases, suddenly reversed course and has now cut the Federal Funds rate three times in the last nine months. Global growth continues to slow, and many central banks, including the U.S. are searching for a way to increase growth and inflation expectations. The US continues to be the strongest market globally, despite its slowing economy. Europe continues to struggle from the continual delay in Brexit, as well poor demographics. The Emerging markets have had a difficult year due to slowing growth and protests in Hong Kong.

REITs outperformed significantly rallying over 19% during this period. During times of uncertainty, REITs can perform quite well as investors search for safety, which many REITs offer matching long-term income with long term debt. During much of the last year, the yield curve flattened and then inverted. Often this can signal a slowdown in the economy. While growth has slowed, we have yet to see evidence of a recession, but it certainly bears watching given the length of the recovery. September proved to be a very interesting month as value outperformed growth significantly for the first time in a few years. What was interesting is this occurred during a period when the yield curve began to steepen, which could be signaling a potential return to global growth in 2020. Should this occur, we would expect the more discounted real estate names to perform quite well. While certainly not as discounted as they were a year ago, we still believe the REITs can perform well in the low growth, low yield world.

For the twelve months ended September 30, 2019, the Timothy Plan Defensive Fund Real Estate Sleeve generated a gross return of 19.79% versus the FTSE NAREIT Equity REITs Index return of 18.48%. Strong allocation drove performance while stock selection was a negative. Stock selection was primarily attributable to one security, Brookdale Senior Living. Data Centers, Towers, Apartments, and Manufactured Homes lead the returns. All have strong consistent growth. Data Centers and Towers benefit from the increased use of data connectivity and the deployment of 5G. Apartments and Manufactured Homes both benefit from the desire for lower cost housing and flexibility. During times of uncertainty investors were willing to pay a higher multiple for stocks that offer consistent growth, which greatly benefited these sectors which saw significant multiple expansion over the last twelve months. In addition, our underweight to Lodging was a significant contributor. Lodging continues to suffer from supply and price transparency. In our view, there is too much supply being delivered in many markets across the country making a difficult environment even more challenging, as such we remain underweight. The biggest detractors were in Office and Healthcare. In Office, our exposure to some NYC office companies hurt performance. While the stocks remain discounted the NYC office market has become more difficult over the last year as the city has changed zoning restrictions in certain areas, leading to increased supply risk. As such, despite the discounted valuations we have further reduced our exposure due to limited catalysts to unlock the embedded value. In the Healthcare sector, Brookdale Senior Living, lagged the index. Brookdale, a senior living operator experienced a softer 2019 than we had expected due to some supply and the stock lagged. The industry now appears to have bottomed as supply has started to significantly fall. Demand has also increased, and we are hopeful the combination of lower supply and strong demand will significantly improve the company’s valuation.

Real estate stocks continue to deliver on their merits of higher than average yield and good dividend growth. Importantly, some sectors should see trough fundamentals in 2019 which will set up for a stronger 2020 and 2021. We believe retail, while still a challenging market should see less bankruptcies and thus FFO growth should improve as the year progresses. Senior housing appears to finally be bottoming and could set up for very strong growth the next few years. The sectors that have been the most challenged, with the exception of malls, appear to be turning operationally. As these stocks are discounted there may be some interesting investment opportunities.

Important Information:

Investing involves risk, including possible loss of principal.

The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber and infrastructure REITs.

All third-party trademarks are the property of their respective owners.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

The views expressed represent the investment team’s assessment of the account and market environment as of September 30, 2019 and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice. Holdings are as of September 30, 2019 and subject to change.

Past performance is no guarantee of future results.

Unless otherwise noted, the source of statistical information used in this document was FactSet.

Because this Strategy expects to hold a concentrated fund of a limited number of securities, the fund’s risk is increased because each investment has a greater effect on the Strategy’s overall performance.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Additional information regarding the firm’s policies and procedures for calculating and reporting performance results is available upon request. A complete list and description of composites managed is available upon request. The above information is not intended and should not be construed as a presentation of information regarding any mutual fund.

Macquarie Investment Management (MIM) is the marketing name for the following registered investment advisers: Macquarie Investment Management Business Trust, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorised deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

© 2019 Macquarie Group Limited

Annual Letter from the Manager

We are pleased to provide you with our annual report for the Timothy Plan Defensive Strategies Fund Commodity Sleeve (the Portfolio) for the twelve months ending September 30, 2019. The CoreCommodity sleeve of the Timothy Defensive Fund fell (17.73%) on a gross basis. Commodities broadly fell over these twelve months with the Bloomberg Commodity Total Return Index falling (6.57%). The Portfolio had positive contributions to performance from precious metals, although energy, industrial metals, and agriculture detracted from performance.

Metals & Mining

Industrial metal commodity futures were modestly down for the period with the Bloomberg Industrial Metals Subindex Total Return falling (2.1%). The best performing base metal was Nickel, rising more than 37% over the period, as Indonesia implemented an export ban on nickel ore earlier than expected. Aluminum was the worst performing base metal, falling (-17%) for the year. The Portfolio’s industrial metal holdings performed worse than the commodity futures, falling (12%) for the period. The Portfolio’s largest industrial metal holdings as of September 30th were Rio Tinto (RIO US), Teck Resources (TECK/B CN), and BHP Group (BHP US).

Precious metal futures finished a strong year up, with the Bloomberg Precious Metals Subindex Total Return rising 20.5%. Timothy’s precious metal miners outperformed, rallying 36% over the same time period. The Portfolio’s largest precious metal holdings as of September 30th were Newmont Goldcorp (NEM US), Iamgold (IAG US), and Franco-Nevada Corp (FNV US).

Energy

Energy was the worst performing sector for the prior year, with the Bloomberg Energy Subindex Total Return falling (21.6%). The Portfolio’s energy holdings were also the worst performing sector, falling (37%) for the period. Crude oil prices fell approximately (26%) in both Brent and WTI futures. The Portfolio’s largest energy holdings as of September 30th were Suncor Energy (SU CN), ConocoPhillips (COP US), and EOG Resources (EOG US).

Agriculture

Over the past year agricultural commodities, as proxied by the Bloomberg Commodity Agriculture and Livestock Subindex Total Return, fell nearly (5.0%). Over the same period the Portfolio’s agricultural holdings were roughly flat, rising almost 1%, providing additional relative outperformance. Of primary agricultural futures, Kansas City wheat fell the most in the preceding twelve months, declining (18.8%). Over the same period, corn prices, rose nearly 9%. The Portfolio’s largest agriculture holdings as of September 30th were Deere & Company (DE US), American Water Works Co (AWK US), and Kubota Corp (6326 JP).

Market Outlook

The Timothy Plan Defensive Strategy Fund Commodity Sleeve currently utilizes a diversified portfolio of natural resource equities that is intended to capture commodity price movements. We believe that many global commodities remain attractively priced relative to their marginal production costs. To the extent commodities rally as prices normalize to historic average premiums above these levels, we expect the Portfolio to perform positively.

CoreCommodity Management, LLC 680 Washington Boulevard Stamford, CT 06901 Tel: 203.708.6500 www.CoreCommodityllc.com

September 30, 2019

Dear Shareholder,

The Defensive Strategies Fund was designed and is managed to do what its name implies, hedge against a possible scenario of hyper-inflation which could result from our Congress’s proven unwillingness to address our core problems of too much spending and too much debt. The Fund was also designed with built-in flexibility that allows it to be adjusted to address a possible risk of extreme deflation, with the ability to convert the inflation sensitive assets to cash and fixed income securities during a deflationary environment, and to be adjusted to a more normal, traditional investment strategy.

The Fund’s portfolio is comprised of four inflation sensitive investment sleeves: commodities (commodity company stocks and ETF’s), real estate (in the form of REITs), precious metals (primarily gold bullion), and TIPs (Treasury Inflation Protected Bonds), with the balance in cash. Timothy Partners, Ltd. (the “Advisor”) is responsible for setting the percentages of the Fund that will be allocated to each investment sleeve. Different sub-advisors manage the holdings in each sleeve. Even with continued low inflation over the past year, the Fund experienced a respectable 4.92% total return for the fiscal year ended September 30, 2019. For a more complete description of the elements that impacted Fund performance and the outlook for the future, please read the various sub-advisors’ reports in the pages that follow.

I would like to point out that, since there does not exist an appropriate benchmark index with which to compare our performance, we have created a blended index comprised of roughly 33% each of U.S. Government TIPs, FTSE NAREIT Equity Index and Dow Jones UBS Commodity Index. We believe the blend offers a fairly accurate reflection and comparison of the composition of the Fund. For the fiscal year ended September 30, 2019, the blended index had a total return of 0.22%.

While no one can predict future events, I remain confident that our sub-advisors (i.e. money management firms that manage the various sleeves of this Fund) are, in our opinion, among the best in the industry, and they each continue to honor our overall policy that they manage their respective Fund sleeve both in accordance with our screening restrictions and with a conservative bias. As I stated in last year’s report, although we will do our very best to be successful, we cannot guarantee results in any of these scenarios.

Finally, I would once again like to thank you for your moral convictions that led you to become part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally

Fund Advisor

September 30, 2019

Dear Timothy Plan Strategic Growth Fund Shareholder:

Asset allocation has normally been, and we believe it continues to be, a very prudent approach to investing. As a review, your Timothy Plan Strategic Growth investment is a compilation of many of Timothy’s underlying funds (including two of our new ETF’s) and, as such, your performance is directly related to the performance of those underlying funds. Although the fourth quarter of 2018 experienced a fairly substantial decline, the underlying funds recovered nicely, allowing the Strategic Growth Fund to post only a slightly negative 0.26% end-of-fiscal year return. Throughout the down-turn, we maintained a constant allocation model that we believe provided for less volatile fluctuations than might otherwise have been expected. In 2019 and into 2020, we have a fairly positive outlook for the economy. As a result, we have adjusted our positions in the underlying funds to the allocations shown below:

• Large-Cap Core ETF	17.00%
• High Dividend Stock ETF	8.50%
• Small-Cap Value Fund	4.00%
• Aggressive Growth Fund	3.00%
• International Fund	19.50%
• High-Yield Bond Fund	5.50%
• Defensive Strategies Fund	8.00%
• Fixed Income Fund	19.50%
• Israel Common Values Fund	5.00%
• Emerging Markets Fund	7.00%
• Cash	3.00%

We understand that the fourth quarter market decline in 2018, followed by a very positive first three quarters of 2019, may be unsettling for some investors. Please understand that our #1 concern was (and continues to be) preservation of principal and, even though we want to participate in the markets’ strong upward trend, we will attempt to adjust the allocation above to changing market conditions.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of the sub-advisors of the under-lying funds is doing their very best, and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable. For a commentary on each fund, please see the managers’ comments in this report.

Sincerely,

Arthur D. Ally

President

September 30, 2019

Dear Timothy Plan Conservative Growth Fund Shareholder:

Asset allocation has normally been, and we believe it continues to be, a very prudent approach to investing. As a review, your Timothy Plan Conservative Growth investment is a compilation of many of Timothy’s underlying funds (including two of our new ETF’s) and, as such, your performance is directly related to the performance of those underlying funds. Although the fourth quarter of 2018 experienced a fairly substantial decline, the underlying funds recovered nicely, allowing the Conservative Growth Fund to post an end-of-fiscal year return positive 1.6% return. Throughout the down-turn, we maintained a conservative allocation model that we believe provided for less volatile fluctuations than might otherwise have been expected. In 2019 and into 2020, we maintain a fairly positive outlook for the economy. As a result, we have adjusted our positions in the underlying funds to the allocations shown below:

• Large-Cap Core ETF	14.00%
• High Dividend Stock ETF	6.00%
• Small-Cap Value Fund	3.00%
• Aggressive Growth Fund	2.00%
• International Fund	10.50%
• High-Yield Bond Fund	5.50%
• Defensive Strategies Fund	7.00%
• Fixed Income Fund	39.50%
• Israel Common Values Fund	3.50%
• Emerging Markets Fund	4.50%
• Cash	5.00%

Even though the Portfolio has been designed to be conservatively allocated, we understand that the fourth quarter market decline in 2018 followed by a very positive first three quarters of 2019 may be unsettling for some investors. Please understand that our #1 concern was (and continues to be) preservation of principal and, even though we want to participate in the markets’ strong upward trend, we will attempt to adjust our allocation above to changing market conditions.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable. For a commentary on each fund, please see the managers’ comments in this report.

Sincerely,

Arthur D. Ally

President

The Timothy Plan Israel Common Values Fund

Letter from The Manager - September 30, 2019

The Timothy Plan Israel Common Values Fund had a really good year over the last twelve months both in absolute terms and relative to Israel’s TA-125 index. Strong stock performance in the Consumer Discretionary, Consumer Staples, Real Estate, and Technology sectors helped absolute performance. Cybersecurity company CyberArk Software (Technology) and Israel’s leading air conditioner systems company Tadiran Holdings (Consumer Discretionary) are a couple of examples of great performers over the last twelve months. Positive sector allocation helped relative performance to the index with underweights to the Health Care, Communications Services, and Materials sectors helping as those three sectors were the worst performing over the last twelve months. An overweight to the Technology sector also aided performance as Tech shares performed well during this period. Stock selection was positive in Health Care and Consumer Discretionary while negative in the Technology sector. The Fund was also helped by the continued appetite for M&A in Israel with foreign companies looking for ways to acquire the entrepreneurial and innovative essence in the country. Among Fund holdings acquired by other companies during the year were Mellanox Technologies (Technology) and Pointer Telocation Ltd (Industrials). The main disappointment for the year was not owning enough of a strong Real Estate sector that benefitted from low interest rates, robust economic growth, and continued immigration into the country leading to strong demand.

The Israeli economy remains on a solid footing with strong consumption on the back of low unemployment levels and strong wage growth. Economists expect the country’s economic growth to remain well underpinned around the 3% level for the foreseeable future. Solid economic growth has led to robust earnings growth supporting equity prices over the last twelve months. The Bank of Israel began to tighten monetary policy in late 2018 but reversed course during 2019 as global central banks shifted to more dovish policies and as inflation disappointed and the shekel appreciated. We believe the Bank of Israel will remain quite accommodative in its monetary policy in the coming year. There remains uncertainty as to who will govern the country going forward but the strong economic prospects and estimates of continued earnings growth help keep investor’s minds on the longer term and not on short term political disruptions.

The Fund continues to invest alongside the innovate spirit of Israeli companies providing ample attractive investment opportunities. A strong domestic economy will continue to support corporate earnings growth over the medium term. We remain committed to a consistent investment approach dedicated to finding long-term investments for shareholders and thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

Letter from the Manager

The Timothy Plan Emerging Markets Equity Fund

September 30, 2019

Brandes Investment Partners is pleased to manage the Emerging Markets Fund on behalf of the Timothy Plan. The Timothy Plan Emerging Markets Fund returned 4.3%, outperforming the MSCI Emerging Markets Index, which declined 2.0% for the fiscal year ended September 30, 2019.

Positive Contributors

Holdings in Brazil led performance as the election of right-wing presidential candidate Jair Bolsonaro bolstered the country’s stock market. Bolsonaro, a departure from the left-wing Workers’ Party that had dominated Brazilian politics since 2002, has vowed to deal with Brazil’s fiscal woes and reduce structural impediments to economic growth. Noteworthy contributors included oil & gas firms Petrobras and Petrobras Distribuidora, and electric utility Companhia Paranaense de Energia (Copel). Higher education services provider Estacio Participacoes saw enrollment increase across multiple segments while enrollment for in-person courses remained stable even as tuition prices for that segment climbed. Another notable contributor among our Brazilian holdings was health care services provider Hapvida Participacoes e Investimentos. The market responded positively to Hapvida’s agreement early in the year to buy a local competitor in a bid to expand in Sao Paulo.

Many of the Fund’s holdings in Russia performed well, led by food retailer X5 Retail Group and Sberbank.

X5’s shares rose on margin improvement, helped by continued food inflation in Russia. Holdings in real estate and communication services drove performance. Mexico-based Fideicomiso PLA Administradora Industrial (known as Terrafina), Fibra Uno and Fibra Macquarie Mexico lifted returns as these income-oriented securities benefited from the U.S. Federal Reserve and Bank of Mexico reducing interest rates.

Indonesian holdings Bank Rakyat and one of our communication services holdings, XL Axiata, added value. For XL Axiata, investors welcomed the company’s encouraging earnings growth and favorable outlook. Finally, select financial holdings also aided performance, namely Banco Latinoamericano of Panama.

Performance Detractors

Holdings in Mexico fell amid concerns about possible anti-business policies of newly inaugurated President Andres Manuel Lopez Obrador (Amlo). Late in 2018, Mexico’s currency and bonds declined after Amlo cancelled a $13 billion airport project, igniting worries of a less investment-friendly environment. A subsequent proposal to cap banking fees intensified market concerns. Notable detractors included cement company Cemex, which continued to face a variety of concerns. These include a sharp drop in Mexico’s construction activity this year, fears of a recession in the United States (its biggest market), and a lack of confidence in management’s capital allocation prowess. We believe these issues have been more than accounted for in Cemex’s current share price. Trading at less than book value and a low multiple of forward earnings, the company represents what we see as an attractive value opportunity

Shares of Taiwanese AsusTek Computer declined due to a poor earnings report, driven mainly by greater price competition in the United States and Europe, concerns over the U.S.-China tariff dispute, and margin compression in the component and handset segments. We believe these issues are temporary and cyclical, and more than accounted for in the share price. With the majority of its market value in cash and equity holdings, AsusTek has a solid asset backing to weather its shorter-term challenges, based on our analysis.

Other detractors included India-based electric utility Reliance Infrastructure and Brazil-based regional jet manufacturer Embraer. Embraer has received sign-off for its deal with Boeing from most of the required stakeholders, including the Brazilian government and shareholders. The deal is expected to close by the end of 2019, assuming anti-trust regulators approve it. Earlier in the year, Embraer’s shares declined as the company missed revenue and net income forecasts. Nevertheless, our valuation thesis remains positive. We view the deal favorably as it crystalizes the value of Embraer’s commercial segment ahead of any need for regional jet volume recovery, partially mitigating the risks related to the capital expenditure cycle of airlines (Embraer’s customers). The deal also offsets the competitive threat from Airbus/Bombardier and provides a closer relationship with Boeing, which we believe creates an upside potential for both of the company’s remaining segments.

Holdings that are domiciled in Argentina or have economic exposure to the country weighed on returns. In August 2019, left-wing populist candidate Alberto Fernandez decisively won Argentina’s primary presidential election over incumbent President Macri, sparking investor concern and a renewed focus on sovereign default risks. For our holding in oil and gas firm YPF, a government-initiated 90-day price freeze for key commodities exacerbated negative sentiment. YPF’s management initially estimated a $100-$150 million per month cash flow impact, but lowered it to the $ 40-$60 million range more recently. We believe that these challenges have been more than factored in YPF’s share price and that the market seems to ascribe minimal value to YPF’s vast shale acreage. We maintained our measured allocation to the company, recognizing the increased risk profile amid the recent developments. Other detractors related to the turmoil in Argentina included Spain-based payment services company Prosegur Cash, which generates the majority of its revenue in Latin America.

Finally, Hong Kong-based retailers Lifestyle International Holdings and Luk Fook Holdings also hurt returns as ongoing demonstrations in Hong Kong hurt sales and tourist spending.

Select Activity

Over the course of the fiscal year, the Emerging Markets Investment Committee initiated several positions for the Fund. Flex Ltd., is one of the world’s largest electronics manufacturing services (EMS) providers, second only to Hon Hai of Taiwan/China. Headquartered in Singapore, Flex provides manufacturing and supply services globally. We have owned Flex several times, and the company has demonstrated the ability to improve its margins to more normalized (higher) levels when it has incurred operational or execution problems that we deemed fixable or that appeared to be more than accounted for in the share price. We feel that is the situation with Flex today, trading at a low multiple of earnings the market seems to be overemphasizing the addressable issues while underappreciating the longer-term positioning of it’s more meaningful businesses.

Keeping in the technology sector, we initiated a new position in made-to-order chipmaker Taiwan Semiconductor Manufacturing Company (TSMC). TSMC is the world’s dominant semiconductor foundry, controlling slightly more than half of this secularly growing end market. In our view, the company is one of the most attractively valued and sustainable franchises in the global semiconductor industry, and should continue to generate appealing returns on capital and free cash flow going forward.

In addition, we initiated new positions in companies that we know very well as we have owned them in the past, namely Latin American airline Copa Holdings and Austria-domiciled Erste Group Bank, which operates mainly in emerging European countries.

Examples of positions sold include Russian Lukoil and India-based Reliance Infrastructure. A number of recent developments led to a reconsideration of our investment thesis for Reliance Infrastructure and our eventual divestment. Most notably, during the second half of 2018, Reliance sold its Mumbai utility. The utility had been Reliance’s main earnings contributor and was sold to pay down debt. Prior to the sale, our investment case for Reliance Infrastructure was supported by the valuation of its electricity assets. We also anticipated some upside potential from its significant balance of financial assets. However, the disposal of the Mumbai utility meaningfully reduced Reliance’s earnings power and led to a deterioration in the quality of its net asset value (NAV), which now consists primarily of financial holdings and contingent assets. Our loss of confidence in the company, combined with its poor transparency, triggered our decision to exit the position.

Current Positioning

As of September 30, we held our largest country overweights to Brazil and South Korea, while remaining materially underweight to Taiwan, India and China. On a sector basis, our largest overweights were to real estate, consumer discretionary and communication services. Meanwhile, the financial sector continued to represent a significant underweight position, due to our lower exposure to banks in China, Brazil and India. Additionally, we maintained a lower allocation to information technology than did the benchmark.

The valuation discount between value and growth stocks in emerging markets (MSCI EM Value vs. MSCI EM Growth) remains among the highest levels in over 20 years (based on price-to-forward earnings). While our portfolio is not tilted toward a certain economic outcome (i.e., strong economic growth or a recession), we believe it is well positioned for a value rebound should this valuation dispersion narrow. More than a third of our holdings traded at less than 10x forward earnings at quarter end, while also having strong balance sheets, compelling growth prospects and strong free cash flow.

Thank you for your continued trust.

BRANDES INVESTMENT PARTNERS, L.P.

Letter from the Manager

September 30, 2019

Fixed Income Allocation of The Timothy Plan Growth & Income Fund – Inception Date May 14, 2019

The fiscal year ended September 30, 2019 saw a decline in yields as the Federal Reserve (Fed) began cutting rates due to U.S.-China Trade issues and signs of slowing economic growth. The Fixed Income allocation of the Timothy Plan Growth & Income Fund, with an inception date of May 14, 2019, invests in the broad U.S. investment grade bond market benchmarked to the Bloomberg Barclays Aggregate index. At the end of September 30, 2019, the yield on the Fixed Income allocation was 2.20%.

The U.S. Treasury (UST) 10-year fell after starting the fiscal period at 3.06%, peaking at 3.24% in November, and ending at 1.67%. By comparison, the 2-year rate declined slightly less starting at 2.82% and ending the last 12 months at 1.63% or 1.19% lower. The 2- and 10-year UST yield curve inverted during the 12-month period with the narrowest differential reaching -4 basis points; 1.42% versus 1.46%, respectively. The inversion reversed and maintained a difference of +5 basis points by the end of September 30, 2019. The 2- and 10-year inversion is the most oft-cited harbinger of an economic slowdown since it has preceded the last eleven U.S. recessions. Undoubtedly, U.S. economic growth has slowed as GDP fell to a 2.3% year-over-year rate from 3.2% 12-months prior. Consequently, the Fed reversed its hawkish stance in 2019 and by fiscal year end had cut interest rates twice.

Investment Grade (IG) Credit spreads started the last 12 months at 143 basis points and narrowed to 109 by the end of September 2019. The narrowing was a result of supply/demand dynamics that included a year-over-year decline in gross supply through the first half of 2019. In addition, foreign buying of IG Credit remerged due to anemic yields in Europe and developed Asia. The Mortgage Backed Securities (MBS) sector struggled during the period as lower UST yields sparked a wave of mortgage refinancing.

Since inception through September 30, 2019, the overweight to Utilities added value as the sector performed better than all other major sectors and the overall index. In addition, security selection in real estate investment trusts (REITS) within Financials also added to results. Detracting from results was our shorter duration positioning in a declining interest rate environment. The portfolio is positioned with less interest rate risk than the market, an over-weight in corporate bonds and GNMA MBS for yield. We remain focused on generating income consistent with a prudent level of risk.

BARROW, HANLEY, MEWHINNEY & STRAUSS

September 30, 2019

Dear Timothy Plan Growth and Income Fund Shareholder:

On May 1, 2019, Timothy Plan added two new Exchange Traded Funds to our diversified product line: Timothy Plan Large-Cap Core (TPLC) and Timothy Plan High Dividend Stock (TPHD). These are both smart beta index funds traded on the New York Stock Exchange. Since TPHD fits nicely into the investment objective of our Growth and Income Fund, we incorporated this particular ETF into the holdings of the fund so that:

•	Approximately 60% of the fund is now invested in TPHD
•	While the remaining fixed income portion of the fund is now actively managed by our long-time fixed income sub-advisor, Barrow Hanley.

This represents (since May 1st) a complete revamping of the management of this fund as approved by shareholders through a proxy vote in April of this year. It is our belief that this management change will result in both better performance and a reduction of this fund’s expense ratio.

ETFs are passively managed investment vehicles, with Timothy ETFs being reflections of biblically responsible investment (BRI) indices that were developed specifically to accommodate the BRI space. As stated above, the ETFs were not incorporated into the portfolio until May, following the 2018 sell-off, and although the market was choppy, the ETF was a positive contributor to the Fund, although the Fund overall had a slightly negative return of -0.10% for the fiscal year. We suggest you look to Barrow Hanley’s Sub-Advisor’s letter for the Fund for more information and future market outlook.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally

President

Fund Performance - (Unaudited)

September 30, 2019

Aggressive Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Aggressive Growth Fund - Class A (With Sales Charge)	(13.75)%	2.54%	9.36%
Russell Mid-Cap Growth Index	5.20%	11.12%	14.08%
Timothy Aggressive Growth Fund - Class C *	(10.27)%	2.93%	9.15%
Russell Mid-Cap Growth Index	5.20%	11.12%	14.08%
Timothy Aggressive Growth Fund - Class I	(8.48)%	3.96%	4.83% (a)
Russell Mid-Cap Growth Index	5.20%	11.12%	11.53% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2019.

*	With Maximum Deferred Sales Charge

Timothy Plan Aggressive Growth Fund vs. Russell Mid-Cap Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell Mid-Cap Growth Index on September 30, 2009 and held through September 30, 2019. The Russell Mid-Cap Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2019

International Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy International Fund - Class A (With Sales Charge)	(10.77)%	0.41%	2.72%
MSCI EAFE Index	(4.27)%	0.46%	1.98%
Timothy International Fund - Class C *	(7.25)%	0.81%	2.53%
MSCI EAFE Index	(4.27)%	0.46%	1.98%
Timothy International Fund - Class I	(5.33)%	1.81%	2.62% (a)
MSCI EAFE Index	(4.27)%	0.46%	1.33% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2019.

*	With Maximum Deferred Sales Charge

Timothy Plan International Fund vs. MSCI EAFE Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the MSCI EAFE Index on September 30, 2009 and held through September 30, 2019. The MSCI EAFE Index is a widely recognized unmanaged index of equity prices and is representative of equity market performance of developed countries, excluding the U.S. and Canada. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2019

Large/Mid Cap Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Growth Fund - Class A (With Sales Charge)	(6.86)%	5.16%	9.82%
Russell 1000 Growth Index	3.71%	13.39%	14.94%
Timothy Large/Mid Cap Growth Fund - Class C *	(3.15)%	5.55%	9.62%
Russell 1000 Growth Index	3.71%	13.39%	14.94%
Timothy Large/Mid Cap Growth Fund - Class I	(1.24)%	6.60%	7.81% (a)
Russell 1000 Growth Index	3.71%	13.39%	14.15% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2019.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Growth Fund vs. Russell 1000 Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 1000 Growth Index on September 30, 2009 and held through September 30, 2019. The Russell 1000 Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2019

Small Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Small Cap Value Fund - Class A (With Sales Charge)	(9.05)%	6.55%	11.33%
Russell 2000 Index	(8.89)%	8.19%	11.19%
Timothy Small Cap Value Fund - Class C *	(5.27)%	6.95%	11.12%
Russell 2000 Index	(8.89)%	8.19%	11.19%
Timothy Small Cap Value Fund - Class I	(3.51)%	8.04%	8.29% (a)
Russell 2000 Index	(8.89)%	8.19%	7.53% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2019.

*	With Maximum Deferred Sales Charge

Timothy Plan Small Cap Value Fund vs. Russell 2000 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 2000 Index on September 30, 2009 and held through September 30, 2019. The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2019

Large/Mid Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Value Fund - Class A (With Sales Charge)	(3.12)%	6.12%	10.35%
S&P 500 Index	4.25%	10.84%	13.24%
Timothy Large/Mid Cap Value Fund - Class C *	0.84%	6.53%	10.15%
S&P 500 Index	4.25%	10.84%	13.24%
Timothy Large/Mid Cap Value Fund - Class I	2.78%	9.31%	8.70% (a)
S&P 500 Index	4.25%	10.84%	11.73% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2019.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Value Fund vs. S&P 500 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the S&P 500 Index on September 30, 2009 and held through September 30, 2019. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2019

Fixed Income Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Fixed Income Fund - Class A (With Sales Charge)	2.94%	0.85%	1.79%
Barclays Capital U.S. Aggregate Bond Index	10.30%	3.38%	3.75%
Timothy Fixed Income Fund - Class C *	6.06%	1.03%	1.62%
Barclays Capital U.S. Aggregate Bond Index	10.30%	3.38%	3.75%
Timothy Fixed Income Fund - Class I	8.05%	2.09%	2.32% (a)
Barclays Capital U.S. Aggregate Bond Index	10.30%	3.38%	3.54% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2019.

*	With Maximum Deferred Sales Charge

Timothy Plan Fixed Income Fund vs. Barclays Capital U.S. Aggregate Bond Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Barclays Capital U.S. Aggregate Bond Index on September 30, 2009 and held through September 30, 2019. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of bond prices. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2019

High Yield Bond Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy High Yield Bond Fund - Class A (With Sales Charge)	3.56%	2.93%	5.42%
Barclays Capital U.S. Corporate High Yield Bond Index	6.36%	5.37%	7.94%
Barclays U.S. High Yield Ba/B 3% Index *	8.31%	5.45%	7.70%
Timothy High Yield Bond Fund - Class C **	6.63%	3.10%	5.24%
Barclays Capital U.S. Corporate High Yield Bond Index	6.36%	5.37%	7.94%
Barclays U.S. High Yield Ba/B 3% Index *	8.31%	5.45%	7.70%
Timothy High Yield Bond Fund - Class I	8.78%	4.14%	4.36% (a)
Barclays Capital U.S. Corporate High Yield Bond Index	6.36%	5.37%	5.59% (a)
Barclays U.S. High Yield Ba/B 3% Index *	8.31%	5.45%	5.65% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2019.

*	Change in Fund’s benchmark. As a result, the Fund’s performance is compared to both indices in the table above. The Barclays U.S. High Yield Ba/B 3% Index is more suitable for the Fund’s objective.

**	With Maximum Deferred Sales Charge

Timothy Plan High Yield Bond Fund vs. Barclays Capital U.S. Corporate High Yield Bond Index va. Barclays U.S. High Yield Ba/B 3% Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares, the Barclays Capital U.S. Corporate High Yield Bond Index and Barclays U.S. High Yield Ba/B 3% Index on September 30, 2009 and held through September 30, 2019. The Barclays Capital U.S. Corporate High Yield Bond Index measures the performance of bonds with Ba or B ratings. The Barclays U.S. High Yield Ba/B 3% Index is an issuer-constrained version of the flagship U.S. Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2019

Israel Common Values Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception
Timothy Israel Common Values Fund - Class A (With Sales Charge)	7.82%	7.25%	7.96% (a)
TA - 125 Index	6.65%	4.36%	6.47% (a)
Timothy Israel Common Values Fund - Class C *	12.26%	7.65%	7.90% (a)
TA - 125 Index	6.65%	4.36%	6.47% (a)
Timothy Israel Common Values Fund - Class I	14.44%	8.75%	8.11% (b)
TA - 125 Index	6.65%	4.36%	5.89% (b)

(a)	For the period October 12, 2011 (commencement of investment in accordance with objective) to September 30, 2019.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2019.

*	With Maximum Deferred Sales Charge

Timothy Plan Israel Common Values Fund vs. TA - 125 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the TA - 125 Index on October 12, 2011 and held through September 30, 2019. The TA - 125 Index is an unmanaged index of equity prices representing the 125 most highly capitalized companies listed on the Tel Aviv Stock Exchange . Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2019

Defensive Strategies Fund

Fund/Index	1 Year Total Return	5 Year Total Return	Average Annual Return Since Inception
Timothy Defensive Strategies Fund - Class A (With Sales Charge)	(0.88)%	0.26%	2.61% (a)
Dow Jones Moderately Conservative U.S. Portfolio Index	4.52%	7.23%	9.64% (a)
Timothy Defensive Strategies Fund Blended Index (c)	0.22%	(2.30)%	(0.59)% (a)
Timothy Defensive Strategies Fund - Class C *	3.06%	0.62%	2.46% (a)
Dow Jones Moderately Conservative U.S. Portfolio Index	4.52%	7.23%	9.64% (a)
Timothy Defensive Strategies Fund Blended Index (c)	0.22%	(2.30)%	(0.59)% (a)
Timothy Defensive Strategies Fund - Class I	5.17%	1.66%	1.90% (b)
Dow Jones Moderately Conservative U.S. Portfolio Index	4.52%	7.23%	7.62% (b)
Timothy Defensive Strategies Fund Blended Index (c)	0.22%	(2.30)%	(2.16)% (b)

(a)	For the period November 4, 2009 (commencement of investment in accordance with objective) to September 30, 2019.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2019.

(c)

The Timothy Defensive Strategies Fund Blended Index reflects an unmanaged portfolio of 33% of the Barclays U.S. TIPs Index, 33% of the FTSE NAREIT ALL REITs Index and 34% of the Dow Jones Commodity Total Return Index. The Timothy Defensive Strategies Fund Blended Index is more suitable for the Fund’s objective.

*	With Maximum Deferred Sales Charge

Timothy Plan Defensive Strategies Fund vs. Dow Jones Moderately Conservative U.S. Portfolio Index vs. The Timothy Defensive Strategies Fund Blended Index (c)

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares, Dow Jones Moderately Conservative U.S. Portfolio Index and the Timothy Defensive Strategies Fund Blended Index on November 4, 2009 and held through September 30, 2019. The Dow Jones Moderately Conservative U.S. Portfolio Index is a widely recognized unmanaged index of stocks, bonds and cash. Performance figures include the change in value of the asset classes in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2019

Strategic Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Strategic Growth Fund - Class A (With Sales Charge)	(5.71)%	0.86%	4.61%
Dow Jones Moderately Aggressive Portfolio Index	2.06%	6.77%	8.84%
Timothy Strategic Growth Fund - Class C *	(1.97)%	1.25%	4.40%
Dow Jones Moderately Aggressive Portfolio Index	2.06%	6.77%	8.84%

*	With Maximum Deferred Sales Charge

Timothy Plan Strategic Growth Fund vs. Dow Jones Moderately Aggressive Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Moderately Aggressive Portfolio Index on September 30, 2009 and held through September 30, 2019. The Dow Jones Moderately Aggressive Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2019

Conservative Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Conservative Growth Fund - Class A (With Sales Charge)	(4.01)%	0.91%	3.76%
Dow Jones Moderate Portfolio Index	3.85%	5.86%	7.47%
Timothy Conservative Growth Fund - Class C *	(0.04)%	1.31%	3.57%
Dow Jones Moderate Portfolio Index	3.85%	5.86%	7.47%

*	With Maximum Deferred Sales Charge

Timothy Plan Conservative Growth Fund vs. Dow Jones Moderate Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Moderate Portfolio Index on September 30, 2009 and held through September 30, 2019. The Dow Jones Moderate Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2019

Emerging Markets Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception
Timothy Emerging Markets Fund - Class A (With Sales Charge)	(3.68)%	(2.60)%	(1.07)% (a)
MSCI Emerging Markets Index	(4.48)%	(0.09)%	(0.10)% (a)
Timothy Emerging Markets Fund - Class C *	0.19%	(2.19)%	(0.97)% (a)
MSCI Emerging Markets Index	(4.48)%	(0.09)%	(0.10)% (a)
Timothy Emerging Markets Fund - Class I	2.20%	(1.20)%	0.05% (b)
MSCI Emerging Markets Index	(4.48)%	(0.09)%	0.78% (b)

(a)	For the period December 3, 2012 (commencement of investment in accordance with objective) to September 30, 2019.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2019.

*	With Maximum Deferred Sales Charge

Timothy Plan Emerging Markets Fund vs. MSCI Emerging Markets Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the MSCI Emerging Markets Index on December 3, 2012 and held through September 30, 2019. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2019

Growth & Income Fund

Fund/Index	1 Year Total Return	5 Year Total Return	Average Annual Return Since Inception
Timothy Growth & Income Fund - Class A (With Sales Charge)	(5.57)%	(0.74)%	0.91% (a)
Timothy Growth & Income Fund Blended Index (b)	6.97%	6.22%	7.21% (a)
Timothy Growth & Income Fund Blended Index (c)	6.01%	6.71%	7.15% (a)
Dow Jones Moderately Aggressive Portfolio Index	2.06%	6.77%	7.13% (a)
Timothy Growth & Income Fund - Class C *	(1.79)%	(0.34)%	1.11% (a)
Timothy Growth & Income Fund Blended Index (b)	6.97%	6.22%	7.21% (a)
Timothy Growth & Income Fund Blended Index (c)	6.01%	6.71%	7.15% (a)
Dow Jones Moderately Aggressive Portfolio Index	2.06%	6.77%	7.13% (a)
Timothy Growth & Income Fund - Class I	0.11%	0.64%	2.08% (a)
Timothy Growth & Income Fund Blended Index (b)	6.97%	6.22%	7.21% (a)
Timothy Growth & Income Fund Blended Index (c)	6.01%	6.71%	7.15% (a)
Dow Jones Moderately Aggressive Portfolio Index	2.06%	6.77%	7.13% (a)

(a)	For the period October 1, 2013 (commencement of investment in accordance with objective) to September 30, 2019.

(b)

The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 40% of the Barclays U.S. Aggregate Bond Index and 60% of the Russell 1000 Value Index. The advisor believes the new Timothy Growth & Income Fund Blended Index is a more appropriate benchmark for the Fund.

(c)	The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 50% of the Barclays Intermediate Government/Credit Index and 50% of the Russell 3000 Total Return Index.

*	With Maximum Deferred Sales Charge

Timothy Growth & Income Fund vs. Timothy Growth & Income Fund Blended Index (b) vs. Timothy Growth & Income Fund Blended Index (c) vs. Dow Jones Moderately Aggressive Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares, the Timothy Growth & Income Fund Blended Index (b), the Timothy Growth & Income Fund Blended Index (c) and the Dow Jones Moderately Aggressive Portfolio Index on October 1, 2013 and held through September 30, 2019. The Dow Jones Moderately Aggressive Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Schedule of Investments  | Aggressive Growth Fund

As of September 30, 2019

Shares		Fair Value

	COMMON STOCK - 90.7%
	AEROSPACE/DEFENSE - 4.4%
4,144	HEICO Corp.	$517,503
1,155	TransDigm Group, Inc.	601,374

		1,118,877

	APPAREL - 2.6%
4,449	Deckers Outdoor Corp. *	655,605

	BANKS - 3.9%
14,440	CenterState Banks, Inc.	346,343
1,095	SVB Financial Group *	228,800
8,861	Western Alliance Bancorp	408,315

		983,458

	BIOTECHNOLOGY - 2.3%
18,229	Amarin Corp PLC (ADR) *	276,352
2,279	Sage Therapeutics, Inc. *	319,721

		596,073

	CHEMICALS - 1.9%
2,915	Ingevity Corp. *	247,309
1,506	Quaker Chemical Corp.	238,159

		485,468

	COMMERCIAL SERVICES - 5.0%
5,112	ASGN, Inc. *	321,340
1,918	FleetCor Technologies, Inc. *	550,044
4,136	Insperity, Inc.	407,892

		1,279,276

	COMPUTERS - 7.6%
2,633	EPAM Systems, Inc. *	480,049
8,675	Genpact Ltd.	336,156
13,578	Nutanix, Inc. *	356,422
16,882	Rapid7, Inc. *	766,274

		1,938,901

	ELECTRONICS - 2.7%
7,415	Fortive Corp.	508,372
1,585	Woodward, Inc.	170,911

		679,283

	FOOD - 2.0%
11,315	Performance Food Group Co. *	520,603

	HEALTHCARE - PRODUCTS - 12.6%
5,937	DENTSPLY SIRONA, Inc.	316,502
3,141	Edwards Lifesciences Corp. *	690,737
2,852	Haemonetics Corp. *	359,751
1,898	ICU Medical, Inc. *	302,921
3,630	Insulet Corp. *	598,696
2,743	Teleflex, Inc.	931,934

		3,200,541

	HEALTHCARE - SERVICES - 3.3%
4,260	Encompass Health Corp.	269,573
3,921	ICON PLC *	577,720

		847,293

	INTERNET - 6.2%
1,500	Palo Alto Networks, Inc. *	305,745
3,425	Proofpoint, Inc. *	441,996
6,624	RingCentral, Inc. - Class A *	832,372

		1,580,113

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Aggressive Growth Fund

As of September 30, 2019 (Continued)

Shares		Fair Value

	MACHINERY - CONSTRUCTION & MINING - 1.7%
5,885	Oshkosh Corp.	$446,083

	OIL & GAS - 0.6%
2,080	Concho Resources, Inc.	141,232

	PHARMACEUTICALS - 2.1%
1,022	DexCom, Inc. *	152,523
2,120	PRA Health Sciences, Inc. *	210,368
2,270	Sarepta Therapeutics, Inc. *	170,976

		533,867

	RETAIL - 9.3%
2,274	Burlington Stores, Inc. *	454,391
3,112	Casey’s General Stores, Inc.	501,530
6,746	Ollie’s Bargain Outlet Holdings, Inc. *	395,586
1,085	O’Reilly Automotive, Inc. *	432,383
6,363	Tractor Supply Co.	575,470

		2,359,360

	SEMICONDUCTORS - 9.5%
16,086	Advanced Micro Devices, Inc. *	466,333
1,934	Lam Research Corp.	446,967
4,108	Monolithic Power System, Inc.	639,328
4,782	NXP Semiconductors NV	521,812
3,548	Xilinx, Inc.	340,253

		2,414,693

	SOFTWARE - 11.1%
6,969	Fidelity National Information Services, Inc.	925,204
6,132	InterXion Holding NV *	499,513
7,742	ManTech International Corp.	552,856
1,643	MSCI, Inc.	357,763
1,916	ServiceNow, Inc. *	486,377

		2,821,713

	TELECOMMUNICATIONS - 0.9%
20,256	Vonage Holdings Corp. *	228,893

	TEXTILES - 1.0%
1,315	UniFirst Corp.	256,583

	TOTAL COMMON STOCK (Cost $19,746,878)	23,087,915

	REITs - 1.4%	365,918

9,871	Americold Realty Trust (Cost $332,486)

	MONEY MARKET FUND - 8.5%
2,164,844	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.86% (A) (Cost $2,164,844)	2,164,844

	TOTAL INVESTMENTS - 100.6% (Cost $22,244,208)	$25,618,677
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.6) %	(149,912)

	NET ASSETS - 100.0%	$25,468,765

* Non-income producing securities.

ADR - American Depositary Receipt.

PLC - Public Limited Co.

REITs - Real Estate Investment Trust.

(A) Variable rate security; the rate shown represents the yield at September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | International Fund

As of September 30, 2019

Shares		Fair Value

	COMMON STOCK - 97.0%
	AUTO PARTS & EQUIPMENT - 3.4%
29,100	Magna International, Inc. - Class A	$1,551,903
90,300	Valeo SA (ADR)	1,470,084

		3,021,987

	BANKS - 9.9%
41,839	DBS Group Holdings Ltd. (ADR)	3,031,236
114,000	DNB ASA (ADR)	2,001,270
90,500	Intesa Sanpaola SpA (ADR)	1,283,743
63,600	KBC Group NV (ADR)	2,064,138
156,000	Mizuho Financial Group, Inc. (ADR)	478,920

		8,859,307

	BUILDING MATERIALS - 1.3%
52,600	Xinyi Glass Holdings Ltd. (ADR)	1,188,760

	CHEMICALS - 2.2%
21,600	Arkema SA (ADR)	2,017,440

	COMMERCIAL SERVICES - 4.3%
36,700	Amadeus IT Group SA (ADR)	2,632,491
11,000	Ashtead Group PLC (ADR)	1,225,785

		3,858,276

	COSMETICS/PERSONAL CARE - 1.2%
70,000	Kao Corp. (ADR)	1,040,900

	DIVERSIFIED FINANCIAL SERVICES - 5.1%
18,900	AerCap Holdings NV *	1,034,775
106,000	Deutsche Boerse AG (ADR)	1,648,300
25,500	ORIX Corp. (ADR)	1,916,325

		4,599,400

	ELECTRIC - 3.0%
251,000	Enel SpA (ADR)	1,872,460
128,900	Power Assets Holdings Ltd. (ADR)	859,763

		2,732,223

	ELECTRONICS - 1.6%
17,000	Hoya Corp. (ADR)	1,395,530

	ENGINEERING & CONSTRUCTION - 4.1%
135,000	Vinci SA (ADR)	3,631,500

	FOOD - 5.2%
18,000	Kerry Group PLC (ADR)	2,147,760
110,000	Mowi ASA (ADR)	2,543,200

		4,690,960

	HAND/MACHINE TOOLS - 3.2%
82,650	Techtronic Industries Co. (ADR)	2,891,097

	HEALTHCARE - PRODUCTS - 4.9%
24,700	Alcon, Inc. *	1,439,763
61,000	Smith & Nephew PLC (ADR)	2,935,930

		4,375,693

	HEALTHCARE - SERVICES - 2.3%
61,000	Fresenius Medical Care AG & Co. (ADR)	2,048,990

	HOME BUILDERS - 1.3%
58,000	Sekisui House Ltd. (ADR)	1,144,630

	INSURANCE - 7.4%
52,400	Ageas (ADR)	2,910,951
69,000	AIA Group Ltd. (ADR)	2,596,477
44,200	Muenchener Rueckversicherungs AG (ADR)	1,140,095

		6,647,523

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | International Fund

As of September 30, 2019 (Continued)

Shares		Fair Value

	INTERNET - 4.7%
57,600	Tencent Holdings Ltd. (ADR)	$2,397,888
50,700	Yandex NV *	1,775,007

		4,172,895

	LEISURE TIME - 1.7%
99,000	Shimano, Inc. (ADR)	1,490,940

	MACHINERY - DIVERSIFIED - 3.0%
53,500	Atlas Copco AB (ADR)	1,447,175
59,000	CNH Industrial NV	598,850
32,000	FANUC Corp. (ADR)	602,240

		2,648,265

	METAL FABRICATE/HARDWARE - 0.5%
21,000	Tenaris SA (ADR)	444,780

	MINING - 1.6%
28,000	Rio Tinto PLC (ADR)	1,458,520

	MISCELLANEOUS MANUFACTURING - 2.0%
41,138	FUJIFILM Holdings Corp. (ADR)	1,807,809

	OIL & GAS - 3.9%
62,600	Eni SpA (ADR)	1,908,674
84,000	EQUINOR ASA (ADR)	1,591,800

		3,500,474

	OIL & GAS SERVICES - 1.0%
38,600	Technip SA	931,804

	PHARMACEUTICALS - 1.2%
44,500	Ipsen SA (ADR)	1,043,525

	RETAIL - 1.7%
93,000	Pan Pacific International Holdings Corp. (ADR)	1,551,240

	SEMICONDUCTORS - 3.3%
4,150	ASML Holding NV	1,030,943
10,400	Mellanox Technologies Ltd. *	1,139,736
7,000	NXP Semiconductors NV	763,840

		2,934,519

	SOFTWARE - 2.4%
51,640	Open Text Corp.	2,107,428

	TELECOMMUNICATIONS - 6.6%
18,600	Nice Ltd. (ADR) *	2,674,680
55,900	Nippon Telegraph & Telephone Corp. (ADR)	2,677,051
110,000	Nokia OYJ (ADR)	556,600

		5,908,331

	TRANSPORTATION - 3.0%
12,100	Canadian Pacific Railway Ltd.	2,691,766

	TOTAL COMMON STOCK (Cost $78,079,829)	86,836,512

	MONEY MARKET FUND - 2.3%
2,083,856	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.86% (A) (Cost $2,083,856)	2,083,856

	TOTAL INVESTMENTS - 99.3% (Cost $80,163,685)	$88,920,368
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.7%	660,465

	NET ASSETS - 100.0%	$89,580,833

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | International Fund

As of September 30, 2019 (Continued)

*Non-income producing securities.

ADR - American Depositary Receipt.

PLC - Public Limited Co.

(A) Variable rate security; the rate shown represents the yield at September 30, 2019.

Diversification of Assets

Country	% of Net Assets

Japan	15.7%
France	9.1%
Hong Kong	8.4%
United Kingdom	8.0%
Canada	7.1%
Norway	6.8%
Italy	5.7%
Belgium	5.6%
Germany	5.4%
Israel	4.3%
Ireland	3.6%
Singapore	3.4%
Spain	2.9%
China	2.7%
Netherlands	2.0%
Russia	2.0%
Sweden	1.6%
Switzerland	1.6%
Finland	0.6%
Luxembourg	0.5%

Total	97.0%
Money Market Fund	2.3%
Other Assets Less Liabilities - Net	0.7%

Grand Total	100.0%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Large/Mid Cap Growth Fund

As of September 30, 2019

Shares		Fair Value

	COMMON STOCK - 74.0%
	AEROSPACE/DEFENSE - 1.7%
8,009	General Dynamics Corp.	$1,463,485

	BANKS - 0.6%
10,530	Western Alliance Bancorp	485,222

	BIOTECHNOLOGY - 1.4%
2,331	Sage Therapeutics, Inc. *	327,016
5,274	Vertex Pharmaceuticals, Inc. *	893,521

		1,220,537

	COMMERCIAL SERVICES - 1.3%
5,236	Grand Canyon Education, Inc. *	514,175
1,898	MarketAxess Holdings, Inc.	621,595

		1,135,770

	COMPUTERS - 4.5%
3,571	EPAM Systems, Inc. *	651,065
8,783	Nutanix, Inc. *	230,554
39,926	Rapid7, Inc. *	1,812,241
20,413	Western Digital Corp.	1,217,431

		3,911,291

	DIVERSIFIED FINANCIAL SERVICES - 2.4%
22,043	Intercontinental Exchange, Inc.	2,033,908

	ELECTRIC - 1.1%
29,780	PPL Corp.	937,772

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
16,519	Emerson Electric Co.	1,104,460

	ELECTRONICS - 6.0%
15,269	Amphenol Corp. - Class A	1,473,459
10,397	Fortive Corp.	712,818
17,471	Honeywell International, Inc.	2,956,093

		5,142,370

	FOOD - 1.8%
9,751	McCormick & Co., Inc.	1,524,081

	HEALTHCARE - PRODUCTS - 4.6%
4,034	Edwards Lifesciences Corp. *	887,117
5,797	Insulet Corp. *	956,099
1,462	Intuitive Surgical, Inc. *	789,378
3,878	Teleflex, Inc.	1,317,550

		3,950,144

	HEALTHCARE - SERVICES - 1.5%
14,205	Centene Corp. *	614,508
4,477	IQVIA Holdings, Inc. *	668,774

		1,283,282

	INSURANCE - 2.1%
20,430	Arthur J. Gallagher & Co.	1,829,915

	INTERNET - 4.7%
22,685	CDW Corp.	2,795,699
6,288	Palo Alto Networks, Inc. *	1,281,683

		4,077,382

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Large/Mid Cap Growth Fund

As of September 30, 2019 (Continued)

Shares		Fair Value

	MACHINERY - CONSTRUCTION & MINING - 2.0%
8,340	Caterpillar, Inc.	$1,053,426
8,989	Oshkosh Corp.	681,366

		1,734,792

	MACHINERY - DIVERSIFIED - 1.0%
10,964	Xylem, Inc.	872,954

	OIL & GAS - 2.5%
2,646	Concho Resources, Inc.	179,663
26,759	ConocoPhillips	1,524,728
4,972	Diamondback Energy, Inc.	447,033

		2,151,424

	PHARMACEUTICALS - 3.8%
6,418	Neurocrine Biosciences, Inc. *	578,326
5,833	Sarepta Therapeutics, Inc. *	439,342
18,263	Zoetis, Inc.	2,275,387

		3,293,055

	RETAIL - 12.3%
5,648	Burlington Stores, Inc. *	1,128,583
7,051	Costco Wholesale Corp.	2,031,464
9,885	Dollar General Corp.	1,571,122
15,625	Lowe’s Cos, Inc.	1,718,125
2,381	Lululemon Athletica, Inc. *	458,414
4,178	O’Reilly Automotive, Inc. *	1,664,975
18,886	Restaurant Brands International, Inc.	1,343,550
7,620	Tractor Supply Co.	689,153

		10,605,386

	SEMICONDUCTORS - 10.7%
27,061	Advanced Micro Devices, Inc. *	784,498
5,481	Broadcom Ltd.	1,513,140
19,594	Maxim Integrated Products, Inc.	1,134,689
26,876	Micron Technology, Inc. *	1,151,637
4,948	Monolithic Power Systems, Inc.	770,057
13,413	NVIDIA Corp.	2,334,801
13,876	NXP Semiconductors NV	1,514,149

		9,202,971

	SOFTWARE - 5.0%
8,859	Fidelity National Information Services, Inc.	1,176,121
18,713	InterXion Holding NV *	1,524,361
6,387	ServiceNow, Inc. *	1,621,340

		4,321,822

	TELECOMMUNICATIONS - 0.8%
60,074	Vonage Holdings Corp. *	678,836

	TRANSPORTATION - 0.9%
11,329	CSX Corp.	784,760

	TOTAL COMMON STOCK (Cost $51,149,835)	63,745,619

	EXCHANGE TRADED FUND (A) - 21.4%
720,000	Timothy Plan U.S. Large Cap Core ETF (Cost $18,061,200)	18,399,168

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Large/Mid Cap Growth Fund

As of September 30, 2019 (Continued)

Shares		Fair Value

	MONEY MARKET FUND - 4.7%
4,086,671	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.86% (B) (Cost $4,086,671)	$4,086,671

	TOTAL INVESTMENTS - 100.1% (Cost $73,297,706)	$86,231,458
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.1) %	(114,990)

	NET ASSETS - 100.0%	$86,116,468

*Non-income producing securities.

ETF - Exchange Traded Fund.

(A) Affiliated Fund.

(B) Variable rate security; the rate shown represents the yield at September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Small Cap Value Fund

As of September 30, 2019

Shares		Fair Value

	COMMON STOCK - 86.4%
	AEROSPACE/DEFENSE - 2.0%
49,459	Kaman Corp.	$2,940,832

	APPAREL - 2.0%
41,213	Oxford Industries, Inc.	2,954,972

	AUTO PARTS & EQUIPMENT - 1.5%
49,939	Douglas Dynamics, Inc.	2,225,781

	BANKS - 12.0%
75,170	Central Pacific Financial Corp.	2,134,828
79,311	Columbia Banking System, Inc.	2,926,576
88,105	Great Western Bancorp, Inc.	2,907,465
121,753	Heritage Commerce Corp.	1,431,207
118,904	Hilltop Holdings, Inc.	2,840,617
88,335	Renasant Corp.	3,092,608
27,083	South State Corp.	2,039,350

		17,372,651

	BUILDING MATERIALS - 5.2%
37,730	Apogee Enterprises, Inc.	1,471,093
110,701	Continental Building Products, Inc. *	3,021,030
75,444	Universal Forest Products, Inc.	3,008,707

		7,500,830

	CHEMICALS - 2.0%
33,043	Innospec, Inc.	2,945,453

	COMMERCIAL SERVICES - 0.9%
94,500	Repay Holdings Corp. *	1,259,685

	DIVERSIFIED FINANCIAL SERVICES - 3.0%
65,341	Houlihan Lokey, Inc.	2,946,879
44,210	Moelis & Co.	1,452,298

		4,399,177

	ELECTRIC - 4.1%
62,343	Avista Corp.	3,019,895
38,715	NorthWestern Corp.	2,905,561

		5,925,456

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.9%
33,419	Novanta, Inc. *	2,731,001

	ELECTRONICS - 0.1%
1,322	OSI Systems, Inc. *	134,262

	ENGINEERING & CONSTRUCTION - 1.9%
62,955	Comfort Systems USA, Inc.	2,784,500

	FOOD - 4.1%
212,767	Hostess Brands, Inc. *	2,975,547
15,178	J & J Snack Foods Corp.	2,914,176

		5,889,723

	GAS - 2.1%
90,996	South Jersey Industries, Inc.	2,994,678

	HEALTHCARE - PRODUCTS - 1.9%
27,894	CONMED Corp.	2,682,008

	HOME BUILDERS - 1.9%
48,250	Installed Building Products, Inc. *	2,766,655

	HOUSEHOLD PRODUCTS/WARES - 1.0%
53,159	Central Garden & Pet Co. *	1,473,833

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Small Cap Value Fund

As of September 30, 2019 (Continued)

Shares		Fair Value

	INSURANCE - 6.0%
44,045	Argo Group International Holdings Ltd	$3,093,721
37,222	Employers Holdings, Inc.	1,622,135
40,403	Mercury General Corp.	2,257,720
17,397	Safety Insurance Group, Inc.	1,762,838

		8,736,414

	MACHINERY - DIVERSIFIED - 3.6%
13,035	Alamo Group, Inc.	1,534,480
21,990	Albany International Corp. - Class A	1,982,618
47,900	Columbus McKinnon Corp.	1,744,997

		5,262,095

	MISCELLANEOUS MANUFACTURER - 2.3%
50,937	Federal Signal Corp.	1,667,677
66,139	Lydall, Inc. *	1,647,523

		3,315,200

	OFFICE FURNISHINGS - 4.1%
196,510	Interface, Inc.	2,837,604
119,055	Knoll, Inc.	3,018,044

		5,855,648

	OIL & GAS - 4.3%
337,363	Callon Petroleum Co. *	1,464,155
311,952	Jagged Peak Energy, Inc. *	2,264,772
40,100	Penn Virginia Corp. *	1,165,707
299,003	SRC Energy, Inc. *	1,393,354

		6,287,988

	RETAIL - 6.0%
72,188	BJ’s Wholesale Club Holdings, Inc. *	1,867,504
157,884	Bloomin’ Brands, Inc.	2,988,744
37,047	Children’s Place, Inc.	2,852,249
18,078	Papa John’s International, Inc.	946,383

		8,654,880

	SAVINGS & LOANS - 4.0%
94,833	Berkshire Hills Bancorp, Inc.	2,777,659
81,888	Washington Federal, Inc.	3,029,037

		5,806,696

	SEMICONDUCTORS - 2.5%
23,801	Brooks Automation, Inc.	881,351
152,471	Lattice Semiconductor Corp. *	2,787,932

		3,669,283

	SOFTWARE - 2.0%
39,124	Omnicell, Inc. *	2,827,491

	TELECOMMUNICATIONS - 2.0%
209,406	Viavi Solutions, Inc. *	2,932,731

	TEXTILES - 2.0%
15,083	UniFirst Corp.	2,942,995

	TOTAL COMMON STOCK (Cost $119,436,893)	125,272,918

	REITs - 12.2%
137,363	Columbia Property Trust, Inc.	2,905,227
135,275	Easterly Government Properties, Inc.	2,881,357
45,626	National Storage Affiliates Trust	1,522,540
53,926	PotlatchDeltic Corp.	2,215,550
167,720	Ramco-Gershenson Properties Trust	2,272,606
102,820	STAG Industrial, Inc.	3,031,134
251,672	Summit Hotel Properties, Inc.	2,919,395

	TOTAL REITs (Cost $17,205,899)	17,747,809

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Small Cap Value Fund

As of September 30, 2019 (Continued)

Shares		Fair Value

	MONEY MARKET FUND - 1.6%
2,250,799	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.86% (A) (Cost $2,250,799)	$2,250,799

	TOTAL INVESTMENTS - 100.2% (Cost $138,893,591)	$145,271,526
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.2) %	(239,544)

	NET ASSETS - 100.0%	$145,031,982

* Non-income producing securities.

REITs - Real Estate Investment Trust.

(A) Variable rate security; the rate shown represents the yield at September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Large/Mid Cap Value Fund

As of September 30, 2019

Shares		Fair Value

	COMMON STOCK - 71.7%
	AEROSPACE/DEFENSE - 2.0%
22,311	General Dynamics Corp.	$4,076,889

	BANKS - 5.8%
45,695	East West Bancorp, Inc.	2,023,832
78,567	First Hawaiian, Inc.	2,097,739
99,995	TCF Financial Corp.	3,806,810
86,640	Western Alliance Bancorp	3,992,371

		11,920,752

	BUILDING MATERIALS - 1.1%
24,889	Eagle Materials, Inc.	2,240,259

	CHEMICALS - 2.0%
7,622	Sherwin-Williams Co.	4,191,109

	COMMERCIAL SERVICES - 2.0%
29,717	Equifax, Inc.	4,180,290

	COMPUTERS - 3.9%
17,201	CACI International, Inc. *	3,977,903
107,282	Genpact Ltd	4,157,178

		8,135,081

	DIVERSIFIED FINANCIAL SERVICES - 2.0%
44,459	Intercontinental Exchange, Inc.	4,102,232

	ELECTRIC - 4.0%
65,112	CMS Energy Corp.	4,163,912
31,004	DTE Energy Co.	4,122,292

		8,286,204

	ELECTRIC COMPONENTS & EQUIPMENT - 1.0%
15,034	Hubbell, Inc.	1,975,468

	ELECTRONICS - 8.1%
43,580	Amphenol Corp. - Class A	4,205,470
80,650	FLIR Systems, Inc.	4,241,384
24,546	Honeywell International, Inc.	4,153,183
48,575	PerkinElmer, Inc.	4,137,133

		16,737,170

	FOOD - 5.7%
33,419	JM Smucker Co.	3,676,758
54,795	Lamb Weston Holdings, Inc.	3,984,692
26,541	McCormick & Co., Inc.	4,148,358

		11,809,808

	HEALTHCARE - PRODUCTS - 6.9%
78,215	Dentsply Sirona, Inc.	4,169,642
117,560	Patterson Companies, Inc.	2,094,919
27,265	STERIS PLC	3,939,520
29,414	Zimmer Biomet Holdings, Inc.	4,037,660

		14,241,741

	INSURANCE - 6.0%
46,088	Arthur J. Gallagher & Co.	4,128,102
32,050	Assurant, Inc.	4,032,531
15,726	Everest Re Group Ltd.	4,184,531

		12,345,164

	MACHINERY - DIVERSIFIED - 2.1%
33,139	Curtiss-Wright Corp.	4,287,192

	MEDIA - 2.1%
3,529	Cable One, Inc.	4,427,836

	MISCELLANEOUS MANUFACTURING - 1.1%
27,300	Eaton Corp. PLC	2,269,995

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Large/Mid Cap Value Fund

As of September 30, 2019 (Continued)

Shares		Fair Value

	OIL & GAS - 2.6%
44,205	EOG Resources, Inc.	$3,280,895
34,725	Marathon Petroleum Corp.	2,109,544

		5,390,439

	RETAIL - 5.2%
25,973	Advance Auto Parts, Inc.	4,295,934
27,529	Dollar General Corp.	4,375,459
20,357	Genuine Parts Co.	2,027,354

		10,698,747

	SEMICONDUCTORS - 4.1%
170,319	Marvell Technology Group Ltd.	4,252,865
27,150	Monolithic Power Systems, Inc.	4,225,355

		8,478,220

	SOFTWARE - 2.1%
32,359	Fidelity National Information Services, Inc.	4,295,981

	TRANSPORTATION - 1.9%
24,173	Union Pacific Corp.	3,915,543

	TOTAL COMMON STOCK (Cost $128,453,574)	148,006,120

	EXCHANGE TRADED FUNDS (A) - 22.8%
920,000	Timothy Plan High Dividend Stock ETF	23,493,856
920,000	Timothy Plan U.S. Large Cap Core ETF	23,510,048

	TOTAL EXCHANGE TRADED FUNDS (Cost $46,064,400)	47,003,904

	REITs - 3.8%
28,645	Crown Castle International Corp.	3,981,941
16,042	Public Storage	3,934,621

	TOTAL REITs (Cost $7,411,280)	7,916,562

	MONEY MARKET FUND - 0.2%
401,169	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.86% (B) (Cost $401,169)	401,169

	TOTAL INVESTMENTS - 98.5% (Cost $182,330,423)	$203,327,755
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 1.5%	3,195,986

	NET ASSETS - 100.0%	$206,523,741

* Non-income producing securities.

ETF - Exchange Traded Funds.

PLC - Public Limited Co.

REITs - Real Estate Investment Trust.

(A) Affiliated Funds.

(B) Variable rate security; the rate shown represents the yield at September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Fixed Income Fund

As of September 30, 2019

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS & NOTES - 97.3%
	CORPORATE BONDS - 29.5%
$ 1,000,000	ABB Finance USA, Inc.	2.875	5/8/2022	$1,022,272
1,000,000	American Electric Power	3.200	11/13/2027	1,044,681
500,000	Analog Devices, Inc.	3.900	12/15/2025	538,132
1,000,000	Aptiv Corp.	4.150	3/15/2024	1,059,231
1,000,000	Buckeye Partners LP	3.950	12/1/2026	881,266
1,000,000	Canadian Pacific RR Co.	2.900	2/1/2025	1,027,579
1,000,000	CBOE Holdings, Inc.	3.650	1/12/2027	1,064,423
1,000,000	Columbia Pipeline Group, Inc.	4.500	6/1/2025	1,078,568
1,000,000	CSX Corp.	3.250	6/1/2027	1,050,841
500,000	Digital Realty Trust LP	3.700	8/15/2027	525,135
500,000	Dollar General Corp.	4.125	5/1/2028	547,201
865,000	Dominion Energy, Inc.	2.579	7/1/2020	867,068
750,000	Eaton Corp.	2.750	11/2/2022	763,425
1,000,000	Enable Midstream Partners LP	3.900	5/15/2024	1,019,984
855,000	European Investment Bank	2.375	6/15/2022	872,022
880,000	HCP, Inc.	3.500	7/15/2029	915,444
889,030	John Sevier Combined Cycle Generation LLC	4.626	1/15/2042	1,050,985
750,000	Johnson Controls, Inc.	5.000	3/30/2020	760,086
1,000,000	Kennametal, Inc.	3.875	2/15/2022	1,026,131
865,000	KFW	2.125	6/15/2022	876,384
800,000	LYB International Finance BV	4.000	7/15/2023	846,443
855,000	National Rural Utilities Cooperative Finance Corp.	2.950	2/7/2024	884,883
1,500,000	NiSource Finance Corp.	3.490	5/15/2027	1,574,405
1,000,000	Nutrien Ltd.	4.000	12/15/2026	1,071,857
1,000,000	Phillips 66 Partners LP	3.605	2/15/2025	1,045,391
870,000	Province of Ontario Canada	2.500	4/27/2026	903,830
865,000	Province of Quebec Canada	2.375	1/31/2022	877,244
1,000,000	Stanley Black & Decker, Inc.	2.900	11/1/2022	1,025,107
700,000	Sunoco Logistics Partners LP	4.250	4/1/2024	737,447
1,200,000	Ventas Realty LP/CAP Corp.	3.250	8/15/2022	1,231,861
830,000	WEC Energy Group, Inc.	3.550	6/15/2025	883,235
1,000,000	Zimmer Biomet Holdings, Inc.	3.700	3/19/2023	1,042,599

	TOTAL CORPORATE BONDS (Cost $29,191,134)			30,115,160

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 67.8%
	GOVERNMENT MORTGAGE-BACKED SECURITIES - 23.3%
280,049	GNMA Pool G2 4520	5.000	8/20/2039	309,979
355,438	GNMA Pool G2 4947	5.000	2/20/2041	392,979
1,122,835	GNMA Pool G2 MA3375	3.000	1/20/2046	1,159,525
935,493	GNMA Pool G2 MA3376	3.500	1/20/2046	978,775
666,412	GNMA Pool G2 MA3596	3.000	4/20/2046	687,524
1,676,406	GNMA Pool G2 MA3663	3.500	5/20/2046	1,751,103
798,444	GNMA Pool G2 MA3735	3.000	6/20/2046	823,273
616,801	GNMA Pool G2 MA3736	3.500	6/20/2046	643,790
1,003,134	GNMA Pool G2 MA4004	3.500	10/20/2046	1,047,682
1,000,132	GNMA Pool G2 MA4126	3.000	12/20/2046	1,031,526
720,372	GNMA Pool G2 MA4509	3.000	6/20/2047	742,125
1,006,307	GNMA Pool G2 MA4652	3.500	8/20/2047	1,046,702
1,324,611	GNMA Pool G2 MA4719	3.500	9/20/2047	1,378,319
1,344,456	GNMA Pool G2 MA4778	3.500	10/20/2047	1,397,116
1,116,012	GNMA Pool G2 MA4901	4.000	12/20/2047	1,165,142
1,028,985	GNMA Pool G2 MA4963	4.000	1/20/2048	1,073,242
1,139,278	GNMA Pool G2 MA5764	4.500	2/20/2049	1,192,214
610,102	GNMA Pool G2 MA5819	5.000	3/20/2049	645,288
387,675	GNMA Pool G2 MA5933	5.000	5/20/2049	411,628
1,168,775	GNMA Pool G2 MA6041	4.500	7/20/2049	1,231,180
1,086,461	GNMA Pool G2 MA6092	4.500	8/20/2049	1,148,181
1,216,852	GNMA Pool G2 MA6093	5.000	8/20/2049	1,290,499
1,270,351	GNMA Pool G2 MA6156	4.500	9/20/2049	1,339,168
526,225	GNMA Pool GN 783060	4.000	8/15/2040	561,875
235,454	GNMA Pool GN 783403	3.500	9/15/2041	247,869

	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost $23,531,346)			23,696,704

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Fixed Income Fund

As of September 30, 2019 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	GOVERNMENT NOTES & BONDS - 44.5%
$5,005,000	United States Treasury Note	3.125	5/15/2021	$5,116,440
5,975,000	United States Treasury Note	2.125	6/30/2022	6,062,641
10,935,000	United States Treasury Note	2.250	11/15/2024	11,295,513
10,020,000	United States Treasury Note	2.000	8/15/2025	10,244,667
6,405,000	United States Treasury Note	1.625	2/15/2026	6,408,628
4,540,000	United States Treasury Note	4.500	2/15/2036	6,260,057

	TOTAL GOVERNMENT NOTES & BONDS (Cost $44,066,071)			45,387,946

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $67,597,417)			69,084,650

	TOTAL BONDS AND NOTES (Cost $96,788,551)			99,199,810

Shares
	MONEY MARKET FUND - 2.7%
2,735,949	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.86% (A) (Cost $2,735,949)			2,735,949

	TOTAL INVESTMENTS - 100.0% (Cost $99,524,500)			$101,935,759
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.0% *			36,712

	NET ASSETS - 100.0%			$101,972,471

 GNMA - Government National Mortgage Association.

 LLC - Limited Liability Company.

 LP - Limited Partnership.

(A) Variable rate security; the rate shown represents the yield at September 30, 2019.

* Amount is less than 0.05%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  High Yield Bond Fund

As of September 30, 2019

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 95.1%
$ 500,000	Adient Global Holdings Ltd. (A)	4.875	8/15/2026	$408,750
1,000,000	Adient US LLC (A)	7.000	5/15/2026	1,047,500
1,000,000	Alliance Resource Operating Partners LP (A)	7.500	5/1/2025	991,250
1,000,000	Ashtead Capital, Inc. (A)	4.125	8/15/2025	1,022,500
950,000	B&G Foods, Inc.	5.250	4/1/2025	973,750
750,000	BBA US Holdings, Inc. (A)	5.375	5/1/2026	789,375
500,000	Beazer Homes USA, Inc.	5.875	10/15/2027	486,675
500,000	BWX Technologies, Inc. (A)	5.375	7/15/2026	528,125
500,000	Cascades, Inc. (A)	5.500	7/15/2022	508,750
500,000	Cemex Finance LLC (A)	6.000	4/1/2024	514,500
500,000	Centene Corp.	4.750	1/15/2025	514,500
560,000	Centennial Resource Production LLC (A)	6.875	4/1/2027	561,400
250,000	Colfax Corp. (A)	6.375	2/15/2026	269,297
390,000	Connect US Finco LLC (A)	6.750	10/1/2026	397,800
250,000	Crestwood Midstream Finance Corp.	5.750	4/1/2025	258,125
1,000,000	Crestwood Midstream Finance Corp. (A)	5.625	5/1/2027	1,023,440
1,500,000	DaVita HealthCare Partners, Inc.	5.000	5/1/2025	1,499,730
500,000	DCP Midstream, LLC, 3 mo. LIBOR + 3.85% (A) (B)	5.850	5/21/2043	456,650
500,000	Diamond Sports Finance Co. (A)	5.375	8/15/2026	520,000
1,000,000	Energizer Holdings, Inc. (A)	5.500	6/15/2025	1,037,830
1,000,000	Freedom Mortgage Corp. (A)	8.250	4/15/2025	922,500
500,000	Genesis Energy LP	6.750	8/1/2022	509,175
750,000	Geo Group, Inc.	5.125	4/1/2023	665,625
500,000	Geo Group, Inc.	6.000	4/15/2026	406,000
670,000	GFL Environmental, Inc. (A)	8.500	5/1/2027	744,538
1,000,000	Global Finance Corp. (A)	7.000	8/1/2027	1,032,500
500,000	Go Daddy Operating Co. LLC (A)	5.250	12/1/2027	527,500
1,000,000	Goodyear Tire & Rubber Co.	4.875	3/15/2027	989,850
1,075,000	Greif, Inc. (A)	6.500	3/1/2027	1,142,725
500,000	Hanesbrands, Inc. (A)	4.875	5/15/2026	530,750
250,000	Icahn Enterprises Finance Corp. (A)	4.750	9/15/2024	250,063
1,000,000	Icahn Enterprises Finance Corp. (A)	6.250	5/15/2026	1,051,250
500,000	Itron, Inc. (A)	5.000	1/15/2026	516,400
250,000	Jefferies Finance LLC (A)	6.250	6/3/2026	258,750
500,000	Kaiser Aluminum Corp.	5.875	5/15/2024	521,805
1,500,000	Koppers, Inc. (A)	6.000	2/15/2025	1,508,445
500,000	Magnolia Oil Gas (A)	6.000	8/1/2026	502,500
300,000	MEDNAX, Inc. (A)	6.250	1/15/2027	298,479
1,000,000	Millicom International Cellular SA (A)	5.125	1/15/2028	1,046,350
1,000,000	MPT Operating Partnership LP	5.250	8/1/2026	1,051,500
1,000,000	MTS Systems Corp. (A)	5.750	8/15/2027	1,042,500
1,500,000	Nationstar Mortgage Holdings, Inc. (A)	9.125	7/15/2026	1,599,375
1,500,000	Newmark Group, Inc.	6.125	11/15/2023	1,628,300
1,500,000	NGL Energy Partners LP	6.125	3/1/2025	1,436,250
340,000	NuStar Logistics LP	6.000	6/1/2026	368,832
1,000,000	NuStar Logistics LP	5.625	4/28/2027	1,060,000
1,000,000	Olin Corp.	5.625	8/1/2029	1,042,800
580,000	Panther BF Aggregator 2 LP (A)	6.250	5/15/2026	611,900
1,080,000	Panther BF Aggregator 2 LP (A)	8.500	5/15/2027	1,096,200
1,000,000	PBF Finance Corp.	7.250	6/15/2025	1,040,000
1,500,000	Plastipak Holdings, Inc. (A)	6.250	10/15/2025	1,245,000
390,000	Qorvo, Inc. (A)	4.375	10/15/2029	393,413
500,000	Qualitytech LP (A)	4.750	11/15/2025	517,500
1,000,000	Reynolds Group Issuer, Inc. (A)	5.125	7/15/2023	1,026,250
750,000	Scotts Miracle-Gro Co.	5.250	12/15/2026	790,312
390,000	Select Medical Corp. (A)	6.250	8/15/2026	408,525
500,000	SemGroup LP	5.625	7/15/2022	510,005
500,000	SemGroup LP	6.375	3/15/2025	520,000
250,000	Service Corp. International	5.125	6/1/2029	268,437
1,000,000	Standard Industries, Inc. (A)	5.000	2/15/2027	1,037,800
500,000	Steel Dynamics, Inc.	5.250	4/15/2023	509,375
1,000,000	Suburban Propane Partners LP	5.875	3/1/2027	1,027,020

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  High Yield Bond Fund

As of September 30, 2019 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 95.1% (Cont.)
$ 500,000	Targa Resources Partners LP	4.250	11/15/2023	$505,625
500,000	Targa Resources Partners LP	5.375	2/1/2027	519,375
500,000	Teleflex, Inc.	4.875	6/1/2026	523,750
390,000	Tenet Healthcare Corp. (A)	4.625	9/1/2024	401,673
1,000,000	Tenet Healthcare Corp. (A)	6.250	2/1/2027	1,042,800
150,000	TransDigm, Inc. (A)	6.250	3/15/2026	161,437
750,000	TRI Pointe Group, Inc.	5.875	6/15/2024	800,625
1,000,000	TTM Technologies, Inc. (A)	5.625	10/1/2025	1,002,500
750,000	United Rentals North America, Inc.	4.875	1/15/2028	782,812
750,000	Vistra Operations Co. LLC (A)	5.625	2/15/2027	792,600
1,185,000	Vizient, Inc. (A)	6.250	5/15/2027	1,273,875
1,000,000	Waste Pro USA, Inc. (A)	5.500	2/15/2026	1,035,960
325,000	Weekley Finance Corp.	6.000	2/1/2023	325,682
500,000	Weekley Finance Corp.	6.625	8/15/2025	503,750
1,000,000	Whiting Petroleum Corp.	6.625	1/15/2026	680,000

	TOTAL CORPORATE BONDS (Cost $56,700,595)			57,818,910

Shares
	MONEY MARKET FUND - 5.4%
3,258,394	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.86% (C) (Cost $3,258,394)			3,258,394

	TOTAL INVESTMENTS - 100.5% (Cost $59,958,989)			$61,077,304
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.5) %			(276,953)

	NET ASSETS - 100.0%			$60,800,351

LIBOR - London Interbank Offered Rate. The 3 month U.S. LIBOR rate as of September 30, 2019 is 2.09%.

LLC - Limited Liability Company.

LP - Limited Partnership.

(A) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities had a fair value of $35,099,225 and represent 57.7% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(B) Variable rate security; the interest rate shown reflects the effective rate at September 30, 2019.

(C) Variable rate security; the rate shown represents the yield at September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Israel Common Values Fund

As of September 30, 2019

Shares		Fair Value

	COMMON STOCK - 93.4%
	AEROSPACE/DEFENSE - 3.9%
19,001	Elbit Systems Ltd.	$3,130,795

	AGRICULTURE - 0.0% **
900	Mehadrin Ltd. *	36,074

	APPAREL - 0.6%
19,500	Delta-Galil Industries Ltd.	486,630

	BANKS - 19.0%
94,500	Bank Hapoalim BM (ADR) *	3,751,650
443,000	Bank Leumi Le-Israel BM	3,153,179
66,300	First International Bank Of Israel Ltd.	1,765,749
704,000	Israel Discount Bank Ltd.	3,096,887
105,000	Mizrahi Tefahot Bank Ltd.	2,610,047
280,000	Tel Aviv Stock Exchange Ltd. *	867,599

		15,245,111

	BUILDING MATERIALS - 1.1%
18,000	Caesarstone Ltd.	298,980
150,000	Inrom Construction Industries Ltd.	597,704

		896,684

	CHEMICALS - 3.7%
11,757	International Flavors & Fragrances, Inc.	1,415,239
304,075	Israel Chemicals Ltd.	1,523,416

		2,938,655

	COMPUTERS - 6.5%
14,900	Check Point Software Technologies Ltd. *	1,631,550
20,400	CyberArk Software Ltd. *	2,036,328
56,210	Matrix IT Ltd.	957,695
10,000	Varonis Systems, Inc. *	597,800

		5,223,373

	ELECTRIC - 2.1%
7,000	Kenon Holdings Ltd.	139,484
20,700	Ormat Technologies, Inc.	1,537,830

		1,677,314

	ELECTRONICS - 0.9%
27,896	Ituran Location and Control Ltd.	691,542

	ENERGY-ALTERNATE SOURCES - 0.5%
181,360	Energix-Renewable Energies Ltd. *	439,338

	FOOD - 6.9%
29,700	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	1,681,616
210,000	Shufersal Ltd.	1,530,986
62,500	Strauss Group Ltd.	1,958,182
34,000	Victory Supermarket Chain Ltd.	411,917

		5,582,701

	HEALTHCARE - SERVICES - 1.0%
11,269	Danel Adir Yeoshua Ltd.	767,412

	HOLDING COMPANIES - DIVERSIFIED - 1.6%
45,000	Elco Ltd.	1,274,728

	HOME BUILDERS - 1.4%
1,800	Bayside Land Corp.	1,151,217

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Israel Common Values Fund

As of September 30, 2019 (Continued)

Shares		Fair Value

	INSURANCE - 5.9%
59,950	Clal Insurance Enterprises Holdings Ltd. *	$907,236
184,000	Harel Insurance Investments & Financial Services Ltd.	1,599,240
1,080,000	Migdal Insurance & Financial Holding Ltd.	1,149,353
167,400	Phoenix Holdings Ltd.	1,061,963

		4,717,792

	LEISURE TIME - 1.2%
116,000	Maytronics Ltd.	988,526

	OIL & NATURAL GAS - 6.2%
346,541	Delek Drilling LP	809,574
30,000	Energean Oil & Gas PLC *	346,400
5,000	Israel Corp. Ltd. *	1,124,202
1,995,000	Oil Refineries Ltd. *	1,052,084
8,000	Paz Oil Co. Ltd.	1,169,227
737,500	Ratio Oil Exploration 1992 LP *	484,198

		4,985,685

	PHARMACEUTICALS - 0.9%
1,575,013	Novolog Ltd.	724,566

	REAL ESTATE - 10.5%
105,000	Alony Hetz Properties & Investments Ltd.	1,536,121
176,000	Amot Investments Ltd.	1,302,860
31,000	Azrieli Group Ltd.	2,434,835
91,000	Gazit-Globe Ltd.	917,121
332,522	Jerusalem Economy Ltd. *	1,473,283
12,580	Melisron Ltd.	812,504

		8,476,724

	RETAIL - 1.6%
32,300	Tadiran Holdings Ltd.	1,258,248

	SEMICONDUCTORS - 5.8%
16,700	Mellanox Technologies Ltd. *	1,830,153
48,000	Nova Measuring Instruments Ltd. *	1,524,960
1	Tower Semiconductor Ltd. *	12
69,323	Tower Semiconductor Ltd. *	1,333,775

		4,688,900

	SOFTWARE - 5.2%
24,935	Hilan Ltd.	1,017,975
78,783	Magic Software Enterprises Ltd.	724,016
43,500	Radware Ltd. *	1,055,310
48,300	Sapiens International Corp. NV	948,612
9,500	Verint Systems, Inc. *	406,410

		4,152,323

	TELECOMMUNICATIONS - 5.8%
19,300	AudioCodes Ltd.	364,963
25,600	Nice Ltd. (ADR) *	3,681,280
20,455	Pointer Telocation Ltd. *	307,643
8,917	Silicom Ltd. *	281,777

		4,635,663

	TEXTILES - 1.1%
25,300	Fox Wizel Ltd.	904,039

	TOTAL COMMON STOCK (Cost $53,860,442)	75,074,040

	REITs - 1.5%
194,000	Reit 1 Ltd. * (Cost $910,932)	1,222,337

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Israel Common Values Fund

As of September 30, 2019 (Continued)

Shares		Fair Value

	MONEY MARKET FUND - 5.1%
4,120,607	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.86% (A)	$4,120,607

	(Cost $4,120,607)

	TOTAL INVESTMENTS - 100.0% (Cost $58,891,981)	$80,416,984
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.0% **	(11,417)

	NET ASSETS - 100.0%	$80,405,567

* Non-income producing securities.

** Amount is less than 0.05%

ADR - American Depositary Receipt.

LP - Limited Partnership.

PLC - Public Limited Co.

REITs - Real Estate Investment Trust.

(A) Variable rate security; the rate shown represents the yield at September 30, 2019.

Diversification of Assets
Country	% of Net Assets
Israel	89.3%
United States	4.9%
United Kingdom	0.4%
Singapore	0.2%
Iceland	0.1%

Total	94.9%
Money Market Fund	5.1%
Other Assets Less Liabilities - Net	0.0%

Grand Total	100.0%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Defensive Strategies Fund

As of September 30, 2019

Shares		Fair Value

	COMMON STOCK - 19.8%
	AGRICULTURE - 0.6%
1,709	Adecoagro SA *	$9,963
1,997	Bunge Ltd.	113,070
3,205	Darling Ingredients, Inc. *	61,312
1,142	Nutrien Ltd.	56,963

		241,308

	CHEMICALS - 1.1%
887	CF Industries Holdings, Inc.	43,640
2,013	FMC Corp.	176,500
5,370	K+S AG	74,438
2,260	Mosaic Co.	46,330
1,463	Sasol Ltd. (ADR)	24,886
1,807	Sociedad Quimica Y Minera de Chile, SA (ADR)	50,217
484	Wacker Chemie AG	31,818

		447,829

	COMMERCIAL SERVICES - 0.0% **
1,043	Harsco Corp. *	19,775

	ENVIRONMENTAL CONTROL - 0.4%
3,576	Evoqua Water Technologies Corp. *	60,863
1,300	Kurita Water Industries Ltd.	34,799
1,279	Pentair PLC	48,346

		144,008

	FOOD - 1.1%
5,133	BRF SA (ADR) *	47,018
680	Cal-Maine Foods, Inc.	27,169
269	Fresh Del Monte Produce, Inc.	9,176
500	Ingredion, Inc.	40,870
1,900	Megmilk Snow Brand Co. Ltd.	45,727
12,300	Nippon Suisan Kaisha Ltd.	69,538
2,128	Pilgrim’s Pride Corp. *	68,192
942	Sanderson Farms, Inc.	142,553

		450,243

	FOREST PRODUCTS & PAPER - 0.0% **
900	Sumitomo Forestry Co. Ltd.	11,958

	HEALTHCARE - SERVICES - 1.0%
51,136	Brookdale Senior Living, Inc. *	387,611

	IRON/STEEL - 0.9%
1,178	Allegheny Technologies, Inc. *	23,855
3,413	ArcelorMittal (ADR)	48,601
1,259	Gerdau SA (ADR)	3,966
4,300	Hitachi Metals Ltd.	46,392
5,600	Kobe Steel Ltd.	29,846
2,000	Nippon Steel & Sumitomo Metal Corp.	27,860
762	POSCO (ADR)	35,936
588	Salzgitter AG	9,872
733	Severstal PAO (GDR)	10,519
2,055	Steel Dynamics, Inc.	61,239
841	Ternium SA (ADR)	16,139
1,800	Tokyo Steel Manufacturing Co. Ltd.	13,790
4,228	United States Steel Corp.	48,833

		376,848

	MACHINERY - DIVERSIFIED - 1.6%
1,442	AGCO Corp.	109,159
4,046	CNH Industrial NV	41,067
1,861	Deere & Co.	313,913
12,000	Kubota Corp.	181,485

		645,624

	METAL FABRICATE/HARDWARE - 0.2%
500	Maruichi Steel Tube Ltd.	13,199
1,843	Rexnord Corp. *	49,853
942	Tenaris SA (ADR)	19,952

		83,004

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Defensive Strategies Fund

As of September 30, 2019 (Continued)

Shares		Fair Value

	MINING - 4.8%
2,967	Alamos Gold, Inc.	$17,209
3,064	Anglo American PLC	70,652
1,391	Antofagasta PLC	15,410
2,915	BHP Billiton Ltd. (ADR)	143,943
234	BHP Billiton PLC (ADR)	10,025
2,352	Cameco Corp. *	22,344
3,247	Cia De Minas Buenaventura (ADR)	49,289
817	Compass Minerals International, Inc.	46,152
3,000	Detour Gold Corp. *	44,071
145	Eramet	7,182
959	Franco-Nevada Corp.	87,422
24,174	Glencore PLC	72,910
17,287	Gold Fields Ltd. (ADR)	85,052
21,521	Hecla Mining Co.	37,877
31,631	IAMGOLD Corp. *	107,862
1,412	KAZ Minerals PLC	7,539
1,000	Kirkland Lake Gold Ltd.	44,826
1,766	Livent Corp. *	11,815
1,800	Lundin Mining Corp.	8,470
1,500	Mitsubishi Materials Corp.	40,458
5,412	MMC Norilsk Nickel PJSC (ADR)	138,547
5,054	Newmont Goldcorp Corp.	191,648
3,600	Pretium Resources, Inc. *	41,436
5,198	Rio Tinto PLC (ADR)	270,764
117	Royal Gold, Inc.	14,416
1,948	Southern Copper Corp.	66,485
1,700	Sumitomo Metal Mining Co. Ltd.	52,648
9,143	Teck Resources Ltd.	148,332
1,249	Vedanta Ltd. (ADR)	10,841
3,225	Wheaton Precious Metals Corp.	84,624

		1,950,249

	OIL & GAS - 5.8%
4,506	Antero Resources Corp. *	13,608
2,136	Apache Corp.	54,682
21,100	ARC Resources Ltd	100,560
281	Cabot Oil & Gas Corp.	4,937
4,417	Callon Petroleum Co. *	19,170
683	Canadian Natural Resources Ltd.	18,188
6,166	Cenovus Energy, Inc.	57,888
1,323	Centennial Resource Development, Inc. *	5,973
901	Chesapeake Energy Corp. *	1,270
370	Cimarex Energy Co.	17,738
1,167	Concho Resources, Inc.	79,239
2,567	ConocoPhillips	146,268
2,504	Continental Resources, Inc. *	77,098
3,900	Crescent Point Energy Corp.	16,672
2,369	Devon Energy Corp.	56,998
319	Diamondback Energy, Inc.	28,681
1,026	Ecopetrol SA (ADR)	17,473
2,920	Encana Corp.	13,432
17,000	Enerplus Corp.	126,730
1,962	EOG Resources, Inc.	145,620
127	EQT Corp.	1,351
5,349	Equinor ASA (ADR)	101,364
587	Helmerich & Payne, Inc.	23,521
628	Hess Corp.	37,981
3,600	Husky Energy, Inc.	25,341
10,200	Inpex Corp.	93,539
1,199	Lukoil PJSC (ADR)	99,205
7,122	Marathon Oil Corp.	87,387
2,350	Matador Resources Co. *	38,846
151	Murphy Oil Corp.	3,339
21	Noble Energy, Inc.	472
349	Novatek OJSC (GDR)	70,777

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Defensive Strategies Fund

As of September 30, 2019 (Continued)

Shares		Fair Value

	OIL & GAS - 5.8% (Continued)
92	Oasis Petroleum, Inc. *	$318
2,152	Occidental Petroleum Corp.	95,699
800	Parex Resources, Inc. *	12,266
3,768	Parsley Energy, Inc.	63,302
1,939	PDC Energy, Inc. *	53,807
3,018	Petroleo Brasileiro SA (ADR)	43,670
4,200	Peyto Exploration & Development Corp.	10,595
307	Pioneer Natural Resources Co.	38,611
3,059	PrairieSky Royalty Ltd.	42,697
2,659	QEP Resources, Inc.	9,838
3,069	Range Resources Corp.	11,724
4,135	Rosneft Oil Company (GDR)	26,530
9,000	Seven Generations Energy Ltd. *	57,236
1,829	Southwestern Energy Co. *	3,530
13,289	SRC Energy, Inc. *	61,927
4,900	Suncor Energy, Inc.	154,661
4,900	Tourmaline Oil Corp.	48,519
3,648	Valaris PLC	17,547
1,925	WPX Energy, Inc. *	20,386
504	YPF SA (ADR)	4,662

		2,362,873

	OIL & GAS SERVICES - 0.7%
1,569	Baker Hughes, Inc.	36,401
682	Core Laboratories NV	31,795
2,336	Halliburton Co.	44,034
409	National Oilwell Varco, Inc.	8,671
3,327	Oceaneering International, Inc. *	45,081
5,705	Patterson-UTI Energy, Inc.	48,778
1,091	Schlumberger Ltd.	37,279
733	TechnipFMC PLC (France)	17,589
1,311	TechnipFMC PLC	31,648

		301,276

	WATER - 1.6%
459	American States Water Co.	41,246
1,810	American Water Works Co., Inc.	224,856
1,837	Aqua America, Inc.	82,353
437	California Water Service Group	23,130
8,680	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	103,118
1,505	United Utilities Group PLC	15,315
5,651	Veolia Environnement SA	143,298

		633,316

	TOTAL COMMON STOCK (Cost $9,837,509)	8,055,922

	REITs - 19.3%
356	American Tower Corp.	78,722
2,905	Americold Realty Trust	107,688
5,593	Apartment Investment & Management Co. - Class A	291,619
1,800	AvalonBay Communities, Inc.	387,594
1,503	Boston Properties, Inc.	194,879
2,016	Columbia Property Trust, Inc.	42,639
5,331	CubeSmart	186,052
10,242	Duke Realty Corp.	347,921
2,719	EPR Properties	208,982
903	Equinix, Inc.	520,851
2,379	Equity Lifestyle Properties, Inc.	317,834
3,106	Equity Residential	267,924
741	Essex Property Trust, Inc.	242,048
1,566	Federal Realty Investment Trust	213,195
7,544	HCP, Inc.	268,793
8,675	Hospitality Properties Trust	223,728
4,179	Hudson Pacific Properties, Inc.	139,829
8,806	Invitation Homes, Inc.	260,746
1,984	Kilroy Realty Corp.	154,534

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Defensive Strategies Fund

As of September 30, 2019 (Continued)

Shares				Fair Value

	REITs - 19.3% (Continued)
1,540	Mid-America Apartment Communities, Inc.			$200,215
2,221	National Retail Properties, Inc.			125,264
998	PotlatchDeltic Corp.			41,003
6,674	Prologis, Inc.			568,758
1,359	PS Business Parks, Inc.			247,270
1,022	Public Storage			250,666
3,791	Rayonier, Inc.			106,906
2,496	Regency Centers Corp.			173,447
1,815	RLJ Lodging Trust			30,837
4,494	Sabra Health Care REIT, Inc.			103,182
1,850	Simon Property Group, Inc.			287,953
3,032	Spirit Realty Capital, Inc.			145,112
8,215	Store Capital Corp.			307,323
1,032	Sun Communities, Inc.			153,200
2,890	UDR, Inc.			140,107
1,310	Vornado Realty Trust			83,408
4,602	Welltower, Inc.			417,171
1,726	Weyerhaeuser Co.			47,810

	TOTAL REITS (Cost $7,065,620)			7,885,210

Principal		Coupon Rate %	Maturity
	BONDS & NOTES - 29.1%
	COPORATE BONDS - 2.3%
$ 400,000	LYB International Finance BV *	4.000	7/15/2023	423,221
500,000	Welltower, Inc.	3.750	3/15/2023	523,784

	TOTAL CORPORATE BONDS (Cost $894,835)			947,005

	TREASURY INFLATION PROTECTED SECURITIES (TIPS) - 26.8%
930,941	TIPS	0.125	4/15/2021	921,067
1,160,434	TIPS	0.125	4/15/2022	1,148,767
1,247,978	TIPS	0.625	1/15/2024	1,267,653
1,184,131	TIPS	2.375	1/15/2025	1,318,242
1,079,338	TIPS	2.000	1/15/2026	1,198,339
1,164,063	TIPS	2.375	1/15/2027	1,343,814
1,004,205	TIPS	1.750	1/15/2028	1,128,487
985,842	TIPS	2.500	1/15/2029	1,190,516
1,042,671	TIPS	2.125	2/15/2041	1,394,473

	TOTAL TREASURY INFLATION PROTECTED SECURITIES (TIPS) (Cost $10,637,415)			10,911,358

	TOTAL BONDS AND NOTES (Cost $11,532,250)			11,858,363

Ounces
	ALTERNATIVE INVESTMENTS - 22.2%
6,143	Gold Bars * (Cost $7,240,876)			9,046,593

Shares	MONEY MARKET FUND - 9.7%
3,939,988	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.86% (A) (Cost $3,939,988)			3,939,988

	TOTAL INVESTMENTS - 100.1% (Cost $39,616,243)			$40,786,076
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.1) %			(58,679)

	NET ASSETS - 100.0%			$40,727,397

* Non-income producing securities/investments.

** Less than 0.05%.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

PLC - Public Limited Co.

REITs - Real Estate Investment Trust.

(A) Variable rate security; the rate shown represents the yield at September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Strategic Growth Fund

As of September 30, 2019

Shares		Fair Value

	EXCHANGE TRADED FUNDS (A) - 25.7%
120,000	Timothy Plan High Dividend Stock ETF	$3,064,416
237,200	Timothy Plan U.S. Large Cap Core ETF	6,061,504

	TOTAL EXCHANGE TRADED FUNDS (Cost $8,909,237)	9,125,920

	MUTUAL FUNDS - 71.3% (B)
132,387	Timothy Plan Aggressive Growth Fund	1,041,884
241,524	Timothy Plan Defensive Strategies Fund	2,823,419
287,405	Timothy Plan Emerging Markets Fund	2,503,301
665,594	Timothy Plan Fixed Income Fund	6,915,517
208,138	Timothy Plan High Yield Bond Fund	1,954,418
755,987	Timothy Plan International Fund	6,871,920
102,292	Timothy Plan Israel Common Values Fund	1,824,888
83,825	Timothy Plan Small Cap Value Fund	1,437,598

	TOTAL MUTUAL FUNDS (Cost $24,378,233)	25,372,945

	MONEY MARKET FUND - 3.2%
1,153,329	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.86% (C) (Cost $1,153,329)	1,153,329

	TOTAL INVESTMENTS - 100.2% (Cost $34,440,799)	$35,652,194
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.2) %	(87,132)

	NET ASSETS - 100.0%	$35,565,062

ETF - Exchange Traded Funds.

(A) Affiliated Funds.

(B) Affiliated Funds - Class A.

(C) Variable rate security; the rate shown represents the yield at September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Conservative Growth Fund

As of September 30, 2019 (Unaudited)

Shares		Fair Value

	EXCHANGE TRADED FUNDS (A) - 20.0%
109,400	Timothy Plan High Dividend Stock ETF	$2,793,726
252,400	Timothy Plan U.S. Large Cap Core ETF	6,449,931

	TOTAL EXCHANGE FUNDS (Cost $9,024,233)	9,243,657

	MUTUAL FUNDS - 74.6% (B)
114,183	Timothy Plan Aggressive Growth Fund	898,620
273,079	Timothy Plan Defensive Strategies Fund	3,192,294
238,747	Timothy Plan Emerging Markets Fund	2,079,491
1,719,656	Timothy Plan Fixed Income Fund	17,867,223
268,953	Timothy Plan High Yield Bond Fund	2,525,476
526,009	Timothy Plan International Fund	4,781,421
92,524	Timothy Plan Israel Common Values Fund	1,650,624
81,302	Timothy Plan Small Cap Value Fund	1,394,328

	TOTAL MUTUAL FUNDS (Cost $33,341,936)	34,389,477

	MONEY MARKET FUND - 5.7%
2,614,768	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.86% (C) (Cost $2,614,768)	2,614,768

	TOTAL INVESTMENTS - 100.3% (Cost $44,980,937)	$46,247,902
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.3) %	(153,767)

	NET ASSETS - 100.0%	$46,094,135

ETF - Exchange Traded Funds.

(A) Affiliated Funds.

(B) Affiliated Funds - Class A.

(C) Variable rate security; the rate shown represents the yield at September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Emerging Markets Fund

As of September 30, 2019

Shares		Fair Value

	COMMON STOCK - 77.4%
	AEROSPACE/DEFENSE - 4.2%
47,885	Embraer SA (ADR)	$826,016

	AGRICULTURE - 3.3%
68,523	Adecoagro SA *	399,489
26,435	Astral Foods Ltd.	256,287

		655,776

	AIRLINES - 1.0%
2,040	Copa Holdings SA	201,450

	AUTO MANUFACTURERS - 3.3%
16,724	Kia Motors Corp.	637,558

	AUTO PARTS & EQUIPMENT - 3.2%
2,268	China Yuchai International Ltd.	29,371
2,852	Hyundai Mobis Co. Ltd.	600,848

		630,219

	BANKS - 19.1%
26,201	Absa Group Ltd.	264,161
190,191	AkBank TAS *	273,506
238,153	Banco del Bajio SA * (A)	393,223
24,600	Bangkok Bank PCL (NVDR)	139,549
996,800	Bank Rakyat Indonesia Persero Tbk PT	289,314
7,980	Erste Group Bank AG	263,952
16,600	Hapvida Participacoes E Investimentos SA	216,636
42,546	Nova Ljubljanska Banka dd (GDR)	503,727
157,038	Sberbank of Russia	551,370
111,100	Siam Commercial Bank Public Company Limited	428,635
16,746	TBC Bank Group PLC	255,062
88,647	Turkiye Garanti Bankasi AS *	160,291

		3,739,426

	BUILDING MATERIALS - 3.8%
187,491	Cemex SAB de CV (ADR)	734,965
85,571	Urbi Desarrollos Urbanos SAB de CV *	6,501

		741,466

	COMMERCIAL SERVICES - 5.9%
73,700	Cielo SA	141,547
23,500	Estacio Participacoes SA	202,650
275,506	Hyve Group PLC	289,599
247,571	Prosegur Cash SA	355,731
2,058	S-1 Corp.	168,783

		1,158,310

	COMPUTERS - 2.0%
59,000	Asustek Computer, Inc.	392,706

	ELECTRONICS - 1.4%
27,139	Flex Ltd. *	284,010

	ENGINEERING & CONSTRUCTION - 2.1%
1,154,200	Jasmine Broadband Internet Infrastructure Fund	415,112

	FOOD - 3.3%
2,215	Binggrae Co. Ltd.	107,958
730,000	First Pacific Co. Ltd.	279,358
7,137	X5 Retail Group NV (GDR)	249,652

		636,968

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Emerging Markets Fund

As of September 30, 2019 (Continued)

Shares		Fair Value

	INSURANCE - 1.4%
40,673	Korean Reinsurance Company	$272,366

	IRON/STEEL - 2.2%
2,284	POSCO	433,447

	MINING - 1.0%
14,950	NAC Kazatomprom JSC (GDR)	197,340

	MULTI-NATIONAL - 3.3%
32,563	Banco Latinoamericano de Comercio Exterior SA	649,306

	OIL & GAS - 4.2%
265,277	Vivo Energy PLC (A)	408,626
44,904	YPF SA (ADR)	415,362

		823,988

	RETAIL - 2.4%
202,500	Lifestyle International Holdings Ltd.	211,040
101,000	Luk Fook Holdings International Ltd.	253,550

		464,590

	SEMICONDUCTORS - 2.8%
7,239	Samsung Electronics Co., Ltd.	296,847
28,000	Taiwan Semiconductor Manufacturing Co. Ltd.	245,483

		542,330

	SOFTWARE - 2.1%
914,000	Chinasoft International Ltd.	403,403

	TELECOMMUNICATIONS - 5.4%
21,306	Empresa Nacional de Telecomunicaciones SA *	187,057
118,438	Mobile TeleSystems PJSC	483,737
1,609,875	XL Axiata TBK PT *	390,135

		1,060,929

	TOTAL COMMON STOCK (Cost $18,085,006)	15,166,716

	PREFERRED STOCK - 7.2%
10,000	Cia Brasileira de Distribuicao	192,130
827,893	Grupo Aval Acciones y Valores SA	310,598
64,900	Petroleo Brasileiro SA	428,626
836,971	Surgutneftegas OJSC	483,431

	TOTAL PREFERRED STOCK (Cost $1,332,293)	1,414,785

	REITs - 9.5%
1,102,377	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	271,373
443,043	Fibra Uno Administracion SA de CV	648,722
226,500	Macquarie Mexico Real Estate Management SA de CV (A)	285,649
420,201	PLA Administradora Industrial S de RL de CV	645,710

	TOTAL REITs (Cost $2,461,194)	1,851,454

	MONEY MARKET FUND - 5.1%
998,023	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.86% (B) (Cost $998,023)	998,023

	TOTAL INVESTMENTS - 99.2% (Cost $22,876,516)	$19,430,978
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.8%	162,054

	NET ASSETS - 100.0%	$19,593,032

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Emerging Markets Fund

As of September 30, 2019 (Continued)

* Non-income producing securities.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

NVDR - Non-Voting Depositary Receipt.

PLC - Public Limited Co.

REITs - Real Estate Investment Trust.

(A) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities had a fair value of $1,087,498 and represent 5.6% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(B) Variable rate security; the rate shown represents the yield at September 30, 2019.

Diversification of Assets

Country	% of Net Assets

Mexico	13.9%
South Korea	12.8%
Brazil	10.2%
Russia	9.0%
Thailand	5.0%
Panama	4.3%
Argentina	4.2%
Hong Kong	3.8%
Turkey	3.6%
United Kingdom	3.6%
Indonesia	3.5%
Taiwan	3.3%
South Africa	2.7%
Slovenia	2.6%
China	2.1%
Spain	1.8%
Colombia	1.6%
United States	1.4%
Austria	1.3%
Georgia	1.3%
Kazakhstan	1.0%
Chile	1.0%
Singapore	0.1%

Total	94.1%
Money Market Fund	5.1%
Other Assets in Excess of Liabilities - Net	0.8%

Grand Total	100.0%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Growth & Income Fund

As of September 30, 2019

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS & NOTES - 38.5%

	CORPORATE BONDS - 16.5%

$ 160,000	ABB Finance USA, Inc.	2.875	5/8/2022	$163,506

160,000	American Electric Power	3.200	11/13/2027	167,004

160,000	Aptiv Corp.	4.150	3/15/2024	169,372

160,000	Canadian Pacific RR Co.	2.900	2/1/2025	164,308

160,000	CBOE Holdings, Inc.	3.650	1/12/2027	170,170

160,000	CSX Corp.	3.250	6/1/2027	167,991

80,000	Digital Realty Trust LP	3.700	8/15/2027	83,947

80,000	Dollar General Corp.	4.125	5/1/2028	87,478

120,000	Dominion Energy, Inc.	2.579	7/1/2020	120,268

120,000	Eaton Corp.	2.750	11/2/2022	122,105

120,000	European Investment Bank	2.375	6/15/2022	122,346

120,000	HCP, Inc.	3.500	7/15/2029	124,682

120,000	KFW	2.125	6/15/2022	121,536

130,000	LYB International Finance BV	4.000	7/15/2023	137,460

120,000	National Rural Utilities Cooperative Finance Corp.	2.950	2/7/2024	124,116

240,000	NiSource Finance Corp.	3.490	5/15/2027	251,692

160,000	Nutrien Ltd.	4.000	12/15/2026	171,356

160,000	Phillips 66 Partners LP	3.605	2/15/2025	167,157

120,000	Province of Ontario Canada	2.500	4/27/2026	124,564

120,000	Province of Quebec Canada	2.375	1/31/2022	121,656

110,000	Sunoco Logistics Partners LP	4.250	4/1/2024	115,813

190,000	Ventas Capital Corp.	3.250	8/15/2022	194,981

115,000	WEC Energy Group, Inc.	3.550	6/15/2025	122,285

	TOTAL CORPORATE BONDS (Cost $3,223,843)			3,315,793

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 22.0%

	GOVERNMENT MORTGAGE-BACKED SECURITIES - 11.5%

139,627	GNMA Pool G2 MA3375	3.000	1/20/2046	144,146

166,419	GNMA Pool G2 MA3376	3.500	1/20/2046	174,067

138,590	GNMA Pool G2 MA3596	3.000	4/20/2046	142,937

111,760	GNMA Pool G2 MA3663	3.500	5/20/2046	116,705

148,500	GNMA Pool G2 MA3736	3.500	6/20/2046	154,951

140,813	GNMA Pool G2 MA4126	3.000	12/20/2046	145,189

51,060	GNMA Pool G2 MA4509	3.000	6/20/2047	52,586

167,055	GNMA Pool G2 MA4652	3.500	8/20/2047	173,709

168,587	GNMA Pool G2 MA4719	3.500	9/20/2047	175,370

134,624	GNMA Pool G2 MA5764	4.500	2/20/2049	140,816

140,420	GNMA Pool G2 MA5819	5.000	3/20/2049	148,442

83,424	GNMA Pool G2 MA5933	5.000	5/20/2049	88,532

114,117	GNMA Pool G2 MA5986	4.000	6/20/2049	118,931

134,285	GNMA Pool G2 MA6041	4.500	7/20/2049	141,392

159,480	GNMA Pool G2 MA6092	4.500	8/20/2049	168,466

89,768	GNMA Pool G2 MA6093	5.000	8/20/2049	95,152

125,000	GNMA Pool G2 MA6156	4.500	9/20/2049	131,713

	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost $2,293,924)			2,313,104

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Growth & Income Fund

As of September 30, 2019 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	GOVERNMENT NOTES, BONDS & AGENCIES - 10.5%
$ 125,000	United States Treasury Note	3.125	5/15/2021	$127,759
185,000	United States Treasury Note	2.125	6/30/2022	187,681
380,000	United States Treasury Note	2.250	11/15/2024	392,424
350,000	United States Treasury Note	2.000	8/15/2025	357,765
555,000	United States Treasury Note	1.625	2/15/2026	555,217
355,000	United States Treasury Note	4.500	2/15/2036	489,373

	TOTAL GOVERNMENT NOTES, BONDS & AGENCIES (Cost $2,039,570)			2,110,219

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $4,333,494)			4,423,323

	TOTAL BONDS & NOTES (Cost $7,557,337)			7,739,116

Shares
	EXCHANGE TRADED FUND (A) - 60.6%
476,000	Timothy Plan High Dividend Stock ETF (Cost $11,883,212)			12,155,517

	MONEY MARKET FUND - 2.8%
562,954	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.86% (B) (Cost $562,954)			562,954

	TOTAL INVESTMENTS - 101.9% (Cost $20,003,503)			$20,457,587
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (1.9) %			(388,418)

	NET ASSETS - 100.0%			$20,069,169

ETF - Exchange Traded Fund.

GNMA - Government National Mortgage Association.

LP - Limited Partnership.

(A) Affiliated Fund.

(B) Variable rate security; the rate shown represents the yield at September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Assets and Liabilities

September 30, 2019

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund

ASSETS:
Investments, at cost	$22,244,208	$80,163,685	$55,236,506	$138,893,591	$136,266,023	$99,524,500
Investments in affiliates, at cost	-	-	18,061,200	-	46,064,400	-

Investments, at value	$25,618,677	$88,920,368	$67,832,290	$145,271,526	$156,323,851	$101,935,759
Investments in affiliates, at value	-	-	18,399,168	-	47,003,904	-
Cash	-	22,066	-	-	-	-
Dividends and interest receivable	13,502	207,816	52,883	128,379	92,753	582,569
Receivable for fund shares sold	5,047	34,222	121,576	184,781	179,157	266,857
Receivable for securities sold	-	307,916	-	1,355,965	3,508,440	-
Receivable for foreign tax reclaims	-	311,405	-	-	-	-
Prepaid expenses and other assets	15,193	20,562	21,389	30,747	34,875	21,598

Total Assets	25,652,419	89,824,355	86,427,306	146,971,398	207,142,980	102,806,783

LIABILITIES:
Payable for securities purchased	121,624	-	-	1,626,265	-	606,255
Payable for fund shares redeemed	10,720	100,859	183,060	126,555	346,502	111,476
Payable to service providers	7,791	31,676	22,995	44,219	69,943	27,727
Accrued advisory fees	16,049	71,928	57,158	89,114	128,713	34,580
Accrued 12b-1 fees	6,449	14,343	19,666	27,364	41,946	23,565
Accrued expenses and other liabilities	21,021	24,716	27,959	25,899	32,135	30,709

Total Liabilities	183,654	243,522	310,838	1,939,416	619,239	834,312

Net Assets	$25,468,765	$89,580,833	$86,116,468	$145,031,982	$206,523,741	$101,972,471

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$22,915,974	$85,663,526	$69,823,999	$136,606,396	$161,002,154	$100,875,366
Accumulated earnings	2,552,791	3,917,307	16,292,469	8,425,586	45,521,587	1,097,105

Net Assets	$25,468,765	$89,580,833	$86,116,468	$145,031,982	$206,523,741	$101,972,471

Class A
Net Assets	$21,802,430	$58,397,042	$64,150,358	$99,076,582	$142,420,288	$85,375,283
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,771,405	6,425,811	7,377,569	5,776,076	7,553,280	8,213,199
Net Asset Value, offering price and redemption price per share	$7.87	$9.09	$8.70	$17.15	$18.86	$10.39

Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$8.33	$9.62	$9.21	$18.15	$19.96	$10.88	*

Class C
Net Assets	$2,433,002	$2,641,403	$7,950,421	$8,962,577	$16,626,801	$8,501,895
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	383,920	300,048	1,142,479	766,498	1,122,012	851,068
Net Asset Value, offering price and redemption price per share	$6.34	$8.80	$6.96	$11.69	$14.82	$9.99

Minimum Redemption Price Per Share (NAV * 0.99)	$6.28	$8.71	$6.89	$11.57	$14.67	$9.89

Class I
Net Assets	$1,233,333	$28,542,388	$14,015,689	$36,992,823	$47,476,652	$8,095,293
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	153,831	3,134,892	1,581,464	2,120,166	2,491,903	784,168
Net Asset Value, offering price and redemption price per share	$8.02	$9.10	$8.86	$17.45	$19.05	$10.32

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Assets and Liabilities (Continued)

September 30, 2019

	High Yield Bond Fund		Israel Common Values Fund	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Emerging Markets Fund	Growth & Income Fund

ASSETS:
Investments, at cost	$59,958,989		$58,891,981	$32,375,367	$1,153,329	$2,614,768	$22,876,516	$8,120,291
Investments in affiliates, at cost	-		-	-	33,287,470	42,366,169	-	11,883,212

Investments, at value	$61,077,304		$80,416,984	$31,739,483	$1,153,329	$2,614,768	$19,430,978	$8,302,070
Investments in affiliates, at value	-		-	-	34,498,865	43,633,134	-	12,155,517
Gold and Silver Investments, at fair value (Cost $7,240,876)	-		-	9,046,593	-	-	-	-
Foreign Cash
Canadian Dollar (CAD)(Cost $337)	-		-	337	-	-	-	-
Columbian Peso (COP)(Cost $164,516)	-		-	-	-	-	164,516	-
Dividends and interest receivable	944,427		24,994	78,013	1,661	3,889	21,773	45,081
Receivable for fund shares sold	147,179		117,876	147,554	3,750	2,774	48,806	25,373
Receivable for securities sold	-		676,899	227,354	-	-	-	-
Receivable for foreign tax reclaims	-		-	7,875	-	-	-	2,272
Prepaid expenses and other assets	19,452		30,797	19,920	14,965	21,760	17,338	16,559

Total Assets	62,188,362		81,267,550	41,267,129	35,672,570	46,276,325	19,683,411	20,546,872

LIABILITIES:
Payable for securities purchased	1,295,625		699,576	418,210	-	-	-	403,837
Payable for fund shares redeemed	15,883		43,369	42,990	54,159	116,704	23,227	25,787
Payable to service providers	14,898		6,729	17,893	11,136	15,582	8,673	12,335
Accrued advisory fees	27,327		63,415	18,284	15,456	22,602	19,028	8,175
Accrued 12b-1 fees	10,180		17,453	6,784	1,481	3,058	4,959	4,942
Accrued expenses and other liabilities	24,098		31,441	35,571	25,276	24,244	34,492	22,627

Total Liabilities	1,388,011		861,983	539,732	107,508	182,190	90,379	477,703

Net Assets	$60,800,351		$80,405,567	$40,727,397	$35,565,062	$46,094,135	$19,593,032	$20,069,169

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$60,940,452		$61,107,448	$38,668,610	$33,198,431	$43,283,158	$22,287,929	$20,036,552
Accumulated earnings/(losses)	(140,101)		19,298,119	2,058,787	2,366,631	2,810,977	(2,694,897)	32,617

Net Assets	$60,800,351		$80,405,567	$40,727,397	$35,565,062	$46,094,135	$19,593,032	$20,069,169

Class A
Net Assets	$39,777,061		$49,122,897	$33,925,842	$32,318,177	$40,590,187	$15,677,224	$14,499,526
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,235,825		2,754,126	2,901,395	3,353,177	3,805,995	1,800,458	1,367,903
Net Asset Value, offering price and redemption price per share	$9.39		$17.84	$11.69	$9.64	$10.66	$8.71	$10.60

Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$9.83	*	$18.88	$12.37	$10.20	$11.28	$9.22	$11.22

Class C
Net Assets	$2,660,283		$9,750,010	$3,109,766	$3,246,885	$5,503,948	$1,656,940	$2,388,028
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	279,329		574,483	279,300	378,448	574,127	195,724	233,936
Net Asset Value, offering price and redemption price per share	$9.52		$16.97	$11.13	$8.58	$9.59	$8.47	$10.21

Minimum Redemption Price Per Share (NAV * 0.99)	$9.42		$16.80	$11.02	$8.49	$9.49	$8.39	$10.11

Class I
Net Assets	$18,363,007		$21,532,660	$3,691,789	$-	$-	$2,258,868	$3,181,615
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,955,025		1,198,295	315,881	-	-	257,644	298,071
Net Asset Value, offering price and redemption price per share	$9.39		$17.97	$11.69	$-	$-	$8.77	$10.67

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations

For the Year Ended September 30, 2019

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund

Investment Income:
Interest income	$46,706	$87,712	$94,224	$53,150	$98,948	$2,382,263
Dividend Income	147,639	2,665,269	890,157	2,553,625	3,677,348	10,509
Dividend income from affiliated investments	-	-	73,074	-	303,160	-
Foreign tax withheld	(807)	(230,388)	(7,643)	-	-	-

Total Investment Income	193,538	2,522,593	1,049,812	2,606,775	4,079,456	2,392,772

Operating Expenses:
Investment advisory fees	225,372	942,035	742,366	1,225,222	1,798,562	520,274
12b-1 Fees:
Class A	55,132	155,817	169,922	248,962	382,404	182,643
Class C	32,207	34,004	91,145	110,573	204,060	90,571
Administration fees	63,579	225,445	203,513	331,644	497,065	208,492
Registration fees	32,238	41,332	41,052	52,388	53,821	33,613
Audit fees	13,282	13,566	13,576	13,455	13,353	13,282
Non 12b-1 shareholder service fees	10,305	74,963	50,160	66,684	104,361	68,151
Printing expenses	9,998	38,001	40,427	63,613	88,287	31,714
Compliance officer fees	2,479	8,125	8,043	13,282	20,216	7,876
Trustees’ fees	1,455	10,110	12,155	18,559	29,717	9,689
Custody fees	1,197	12,862	14,785	29,537	29,738	11,029
Insurance expenses	436	2,189	4,817	7,651	14,900	2,339
Miscellaneous expenses	9,647	8,112	9,531	3,018	6,214	4,988

Total Operating Expenses	457,327	1,566,561	1,401,492	2,184,588	3,242,698	1,184,661
Less: Expenses waived by Advisor	(22,439)	(39,588)	(36,904)	(121,813)	(205,161)	(143,845)

Net Operating Expenses	434,888	1,526,973	1,364,588	2,062,775	3,037,537	1,040,816

Net Investment Income (Loss)	(241,350)	995,620	(314,776)	544,000	1,041,919	1,351,956

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(657,613)	(3,463,698)	3,640,176	2,564,882	23,401,368	(60,200)
and foreign currency transactions	-	162	-	-	-	-
Capital gain dividends from REITs	-	-	-	118,100	12,891	-
Net change in unrealized appreciation (depreciation) on investments	(2,362,602)	(3,661,267)	(6,202,277)	(10,298,517)	(21,589,969)	5,200,724
affiliated investments	-	-	337,968	-	939,504	-
and foreign currency translations	-	(46)	-	-	-	-

Net Realized and Unrealized Gain (Loss) on Investments	(3,020,215)	(7,124,849)	(2,224,133)	(7,615,535)	2,763,794	5,140,524

Net Increase (Decrease) in Net Assets Resulting From Operations	$(3,261,565)	$(6,129,229)	$(2,538,909)	$(7,071,535)	$3,805,713	$6,492,480

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations (Continued)

For the Year Ended September 30, 2019

	High Yield Bond Fund	Israel Common Values Fund	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Emerging Markets Fund	Growth & Income Fund

Investment Income:
Interest income	$3,019,229	$85,823	$344,301	$18,831	$43,799	$56,401	$349,348
Dividend Income	-	1,433,213	518,583	-	-	877,527	107,900
Dividend income from affiliated investments	-	-	-	480,505	699,094	-	130,609
Foreign tax withheld	-	(329,510)	(14,909)	-	-	(103,784)	(278)

Total Investment Income	3,019,229	1,189,526	847,975	499,336	742,893	830,144	587,579

Operating Expenses:
Investment advisory fees	323,951	658,596	259,191	231,801	303,242	260,754	235,040
12b-1 fees:
Class A	93,748	104,679	89,895	-	-	44,309	57,586
Class C	28,446	91,788	41,954	34,887	54,430	19,310	26,582
Administration fees	137,490	144,492	108,103	85,311	111,968	59,310	74,796
Non 12b-1 shareholder service fees	39,462	37,426	24,920	5,752	7,594	21,988	21,831
Registration fees	37,464	37,874	30,164	27,812	29,611	44,066	30,392
Printing expenses	23,063	24,915	17,361	15,528	16,006	11,132	12,275
Audit fees	13,008	13,454	13,180	13,647	13,637	14,134	13,637
Custody fees	5,513	60,103	46,230	6,200	6,000	43,452	4,228
Trustees’ fees	4,365	8,093	6,318	4,078	5,432	3,123	1,430
Compliance officer fees	1,785	5,472	2,067	2,821	3,098	1,813	1,621
Insurance expenses	1,213	3,017	2,779	578	2,186	294	1,999
Miscellaneous expenses	4,971	2,732	9,291	4,815	5,762	9,620	9,038

Total Operating Expenses	714,479	1,192,641	651,453	433,230	558,966	533,305	490,455
Less: Expenses waived by Advisor	(23,167)	-	(18,051)	-	-	(9,101)	(11,640)

Net Operating Expenses	691,312	1,192,641	633,402	433,230	558,966	524,204	478,815

Net Investment Income (Loss)	2,327,917	(3,115)	214,573	66,106	183,927	305,940	108,764

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(120,540)	1,322,833	698,416	-	-	814,069	(472,359)
foreign currency transactions	-	4,920	(1,433)	-	-	(10,405)	(73)
and affiliated investments	-	-	-	537,455	697,815	-	42,350
Capital gain distributions from affiliated funds	-	-	-	922,334	976,773	-	-
Capital gain dividends from REITs	-	-	68,360	-	-	-	106
Net change in unrealized appreciation (depreciation) on investments	2,025,674	7,770,552	(1,035,188)	-	-	(819,135)	(320,518)
affiliated investments	-	-	-	(1,747,061)	(1,356,488)	-	271,189
alternative investments	-	-	1,825,133	-	-	-	-
and foreign currency translations	-	687	(254)	-	-	(692)	(31)

Net Realized and Unrealized Gain (Loss) on Investments	1,905,134	9,098,992	1,555,034	(287,272)	318,100	(16,163)	(479,336)

Net Increase (Decrease) in Net Assets Resulting From Operations	$4,233,051	$9,095,877	$1,769,607	$(221,166)	$502,027	$289,777	$(370,572)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets

	Aggressive Growth Fund		International Fund		Large/Mid Cap Growth Fund

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income (loss)	$(241,350)	$(337,247)	$995,620	$1,234,439	$(314,776)	$(248,708)
Net realized gain (loss) from investments and foreign currency transactions	(657,613)	2,614,277	(3,463,536)	(305,961)	3,640,176	4,948,472
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	(2,362,602)	1,679,056	(3,661,313)	(809,339)	(5,864,309)	5,152,488

Net increase (decrease) in net assets resulting from operations	(3,261,565)	3,956,086	(6,129,229)	119,139	(2,538,909)	9,852,252

Distributions to Shareholders:
Net investment income
Class A	-	-	-	(1,590,599)	-	-
Class C	-	-	-	(78,049)	-	-
Class I	-	-	-	(317,870)	-	-
Net realized gains
Class A	-	-	-	-	-	(1,847,919)
Class C	-	-	-	-	-	(315,112)
Class I	-	-	-	-	-	(131,374)
Return of Capital
Class A	(363)	-	-	-	-	-
Class C	(40)	-	-	-	-	-
Class I	(21)	-	-	-	-	-
Total distributions paid *
Class A	(1,499,415)	-	(708,387)	-	(3,489,484)	-
Class C	(288,448)	-	(6,387)	-	(615,960)	-
Class I	(73,870)	-	(385,842)	-	(360,231)	-

Total dividends and distributions to shareholders	(1,862,157)	-	(1,100,616)	(1,986,518)	(4,465,675)	(2,294,405)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	7,677,448	6,109,332	9,719,151	26,340,958	16,861,703	26,743,917
Class C	598,286	936,704	487,937	1,087,173	1,375,432	2,228,727
Class I	334,672	481,847	12,092,068	23,288,714	10,550,381	7,874,524
Reinvestment of dividends and distributions
Class A	1,464,627	-	589,421	1,371,884	3,336,072	1,776,200
Class C	275,499	-	5,743	67,879	572,523	286,578
Class I	67,868	-	245,561	195,978	328,907	114,736
Cost of shares redeemed
Class A	(8,980,506)	(6,037,901)	(17,850,706)	(37,345,703)	(30,537,990)	(23,051,846)
Class C	(2,135,525)	(660,781)	(2,332,459)	(915,581)	(4,394,174)	(1,800,801)
Class I	(267,041)	(248,327)	(13,001,207)	(4,224,936)	(6,775,094)	(2,062,243)

Net increase (decrease) in net assets from share transactions of beneficial interest	(964,672)	580,874	(10,044,491)	9,866,366	(8,682,240)	12,109,792

Total Increase (Decrease) in Net Assets	(6,088,394)	4,536,960	(17,274,336)	7,998,987	(15,686,824)	19,667,639

Net Assets:
Beginning of year	31,557,159	27,020,199	106,855,169	98,856,182	101,803,292	82,135,653

End of year**	$25,468,765	$31,557,159	$89,580,833	$106,855,169	$86,116,468	$101,803,292

Share Activity:
Shares Sold
Class A	953,759	710,533	1,092,071	2,594,394	2,002,309	2,994,799
Class C	92,555	130,147	56,309	110,883	203,906	302,780
Class I	41,644	55,163	1,354,200	2,284,264	1,232,870	872,751
Shares Reinvested
Class A	213,192	-	72,589	138,017	454,506	203,693
Class C	49,462	-	726	7,027	96,874	39,969
Class I	9,709	-	30,241	19,696	44,031	12,979
Shares Redeemed
Class A	(1,192,228)	(696,184)	(2,008,393)	(3,689,300)	(3,636,280)	(2,594,895)
Class C	(328,106)	(92,398)	(264,990)	(93,666)	(646,675)	(248,808)
Class I	(32,820)	(27,915)	(1,454,079)	(422,471)	(807,955)	(225,749)

Net increase (decrease) in shares of beneficial interest outstanding	(192,833)	79,346	(1,121,326)	948,844	(1,056,414)	1,357,519

* Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distibutions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

** Net Assets - End of Period includes accumulated net investment income (loss) of $(267,521) for the Aggressive Growth Fund, $(548,573) for the International Fund and $(229,905) for the Large/Mid Cap Growth Fund as of September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Small Cap Value Fund		Large/Mid Cap Value Fund		Fixed Income Fund

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income (loss)	$544,000	$(65,711)	$1,041,919	$723,877	$1,351,956	$1,248,681
Net realized gain (loss) from investments and foreign currency transactions	2,564,882	20,589,359	23,401,368	19,004,936	(60,200)	(414,217)
Capital gain dividends from REITs	118,100	279,942	12,891	352	-	-
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	(10,298,517)	(6,327,556)	(20,650,465)	7,805,963	5,200,724	(2,914,612)

Net increase (decrease) in net assets resulting from operations	(7,071,535)	14,476,034	3,805,713	27,535,128	6,492,480	(2,080,148)

Distributions to Shareholders:
Net investment income
Class A	-	(22,710)	-	(220,445)	-	(1,218,734)
Class C	-	-	-	-	-	(101,803)
Class I	-	(52,883)	-	(76,736)	-	(54,148)
Net realized gains
Class A	-	(9,388,636)	-	(10,710,030)	-	-
Class C	-	(1,526,616)	-	(1,896,292)	-	-
Class I	-	(1,716,592)	-	(1,324,276)	-	-
Total distributions paid *
Class A	(12,397,401)	-	(14,065,260)	-	(1,270,649)	-
Class C	(2,186,667)	-	(2,541,277)	-	(103,735)	-
Class I	(3,941,007)	-	(3,049,819)	-	(100,824)	-

Total dividends and distributions to shareholders	(18,525,075)	(12,707,437)	(19,656,356)	(14,227,779)	(1,475,208)	(1,374,685)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	17,337,139	29,520,528	35,570,961	42,017,010	33,469,517	13,394,512
Class C	1,491,795	1,993,048	2,507,557	3,682,182	3,045,521	3,335,525
Class I	14,472,068	17,485,340	22,824,218	20,485,063	5,617,316	1,810,955
Reinvestment of dividends and distributions
Class A	11,849,967	8,933,806	13,102,756	10,092,852	1,128,758	1,067,151
Class C	2,115,445	1,478,389	2,373,937	1,738,242	85,898	87,551
Class I	3,695,999	1,609,352	2,724,948	1,175,132	87,826	46,244
Cost of shares redeemed
Class A	(27,525,777)	(37,994,067)	(66,666,482)	(57,481,324)	(19,588,969)	(21,251,623)
Class C	(6,267,871)	(1,771,734)	(11,659,902)	(4,442,696)	(4,788,268)	(3,003,371)
Class I	(11,268,023)	(3,561,465)	(11,992,169)	(7,228,663)	(1,082,881)	(679,913)

Net increase (decrease) in net assets from share transactions of beneficial interest	5,900,742	17,693,197	(11,214,176)	10,037,798	17,974,718	(5,192,969)

Total Increase (Decrease) in Net Assets	(19,695,868)	19,461,794	(27,064,819)	23,345,147	22,991,990	(8,647,802)

Net Assets:
Beginning of year	164,727,850	145,266,056	233,588,560	210,243,413	78,980,481	87,628,283

End of year**	$145,031,982	$164,727,850	$206,523,741	$233,588,560	$101,972,471	$78,980,481

Share Activity:

Shares Sold
Class A	1,029,152	1,453,270	1,965,482	2,121,546	3,307,246	1,337,781
Class C	127,840	132,775	174,277	230,041	314,165	347,652
Class I	848,925	849,056	1,245,993	1,027,556	555,144	182,832
Shares Reinvested
Class A	822,914	459,560	818,924	526,767	111,290	107,477
Class C	214,114	103,525	187,663	111,426	8,847	9,157
Class I	252,804	81,901	168,832	60,825	8,672	4,701
Shares Redeemed
Class A	(1,639,322)	(1,858,772)	(3,679,480)	(2,919,770)	(1,947,266)	(2,123,360)
Class C	(543,038)	(118,838)	(807,950)	(278,184)	(494,340)	(313,092)
Class I	(660,690)	(173,006)	(651,174)	(362,574)	(109,114)	(68,181)

Net increase (decrease) in shares of beneficial interest outstanding	452,699	929,471	(577,433)	517,633	1,754,644	(515,033)

* Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distibutions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

** Net Assets - End of Period includes accumulated net investment income of $0 for the Small Cap Value Fund, $722,928 for the Large/Mid Cap Value Fund and $366,969 for the Fixed Income Growth Fund as of September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	High Yield Bond Fund		Israel Common Values Fund		Defensive Strategies Fund

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income (loss)	$2,327,917	$2,224,935	$(3,115)	$(180,624)	$214,573	$453,199
Net realized gain (loss) from investments and foreign currency transactions	(120,540)	218,979	1,327,753	(671,674)	696,983	1,327,973
Capital gain dividends from REITs	-	-	-	-	68,360	73,608
Net change in unrealized appreciation (depreciation) on investments investments and foreign currency translations	2,025,674	(2,642,975)	7,771,239	4,238,260	789,691	(1,465,859)

Net increase (decrease) in net assets resulting from operations	4,233,051	(199,061)	9,095,877	3,385,962	1,769,607	388,921

Distributions to Shareholders:
Net investment income
Class A	-	(1,768,397)	-	(359,503)	-	(60,700)
Class C	-	(102,963)	-	(42,642)	-	-
Class I	-	(432,389)	-	(5,694)	-	(11,149)
Return of Capital
Class A	-	-	-	(129,767)	-	-
Class C	-	-	-	(29,086)	-	-
Class I	-	-	-	(31,812)	-	-
Total distributions paid *
Class A	(1,557,285)	-	(243,814)	-	(935,146)	-
Class C	(91,853)	-	(60,850)	-	(93,234)	-
Class I	(640,911)	-	(66,962)	-	(78,462)	-

Total dividends and distributions to shareholders	(2,290,049)	(2,303,749)	(371,626)	(598,504)	(1,106,842)	(71,849)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	15,115,879	15,559,524	19,868,088	20,164,685	7,505,953	7,809,456
Class C	578,549	554,200	1,278,811	2,149,433	405,740	541,442
Class I	9,071,441	8,399,536	10,931,321	8,130,495	1,383,319	1,070,040
Reinvestment of dividends and distributions
Class A	1,312,260	1,555,166	222,531	449,425	890,434	57,373
Class C	84,398	92,585	52,260	61,406	87,912	-
Class I	508,873	315,949	63,076	31,555	57,489	8,471
Cost of shares redeemed
Class A	(19,860,715)	(26,107,974)	(17,312,111)	(16,303,706)	(15,577,577)	(17,672,282)
Class C	(1,338,739)	(828,446)	(1,915,130)	(1,345,224)	(2,865,541)	(1,796,160)
Class I	(3,402,024)	(6,455,778)	(1,949,665)	(735,007)	(898,725)	(683,791)

Net increase (decrease) in net assets from share transactions of beneficial interest	2,069,922	(6,915,238)	11,239,181	12,603,062	(9,010,996)	(10,665,451)

Total Increase (Decrease) in Net Assets	4,012,924	(9,418,048)	19,963,432	15,390,520	(8,348,231)	(10,348,379)

Net Assets:
Beginning of year	56,787,427	66,205,475	60,442,135	45,051,615	49,075,628	59,424,007

End of year**	$60,800,351	$56,787,427	$80,405,567	$60,442,135	$40,727,397	$49,075,628

Share Activity:

Shares Sold
Class A	1,652,409	1,683,808	1,223,010	1,308,467	659,905	680,848
Class C	62,759	59,502	82,872	146,910	37,624	49,408
Class I	992,290	916,697	676,199	537,915	121,889	93,378
Shares Reinvested
Class A	143,994	170,795	15,315	29,744	83,845	5,019
Class C	9,155	10,053	3,757	4,212	8,644	-
Class I	55,522	34,809	4,317	2,081	5,429	742
Shares Redeemed
Class A	(2,215,554)	(2,832,414)	(1,098,199)	(1,068,959)	(1,388,078)	(1,543,665)
Class C	(144,851)	(89,194)	(123,096)	(91,658)	(265,431)	(164,218)
Class I	(375,994)	(701,269)	(119,939)	(48,538)	(79,725)	(59,636)

Net increase (decrease) in shares of beneficial interest outstanding	179,730	(747,213)	664,236	820,174	(815,898)	(938,124)

* Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distibutions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

** Net Assets - End of Period includes accumulated net investment income (loss) of $34,306 for the High Yield Bond Fund, $(1,500,349) for the Israel Common Values Fund and $368,580 for the Defensive Strategies Growth Fund as of September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Strategic Growth Fund		Conservative Growth Fund		Emerging Markets Fund

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income (loss)	$66,106	$(46,312)	$183,927	$5,369	$305,940	$109,807
Net realized gain from investments, affiliated investments and foreign currency transactions	537,455	480,513	697,815	449,831	803,664	974,901
Capital gain distributions from affiliated investments	922,334	606,054	976,773	673,012	-	-
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	(1,747,061)	(165,160)	(1,356,488)	(609,539)	(819,827)	(3,943,422)

Net increase (decrease) in net assets resulting from operations	(221,166)	875,095	502,027	518,673	289,777	(2,858,714)

Distributions to Shareholders:
Net Investment Income
Class A	-	-	-	-	-	(113,234)
Class C	-	-	-	-	-	(5,091)
Class I	-	-	-	-	-	(14,243)
From net realized gains
Class A	-	-	-	(137,622)	-	-
Class C	-	-	-	(31,354)	-	-
Total distributions paid *
Class A	(100,346)	-	(896,237)	-	(131,029)	-
Class C	(22,035)	-	(216,818)	-	-	-
Class I	-	-	-	-	(21,765)	-

Total dividends and distributions to shareholders	(122,381)	-	(1,113,055)	(168,976)	(152,794)	(132,568)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	6,003,858	3,962,826	6,203,911	4,287,330	8,644,315	11,859,076
Class C	826,373	695,858	950,990	1,689,015	228,313	789,603
Class I	-	-	-	-	1,331,590	847,810
Reinvestment of dividends and distributions
Class A	97,936	-	860,318	131,649	120,467	105,541
Class C	21,796	-	202,216	30,014	-	4,430
Class I	-	-	-	-	16,344	12,412
Cost of shares redeemed
Class A	(5,635,144)	(5,414,758)	(8,100,727)	(7,840,182)	(10,113,231)	(9,432,142)
Class C	(3,797,182)	(1,461,107)	(4,669,461)	(2,480,370)	(790,043)	(723,848)
Class I	-	-	-	-	(979,613)	(538,854)

Net increase (decrease) in net assets from share transactions of beneficial interest	(2,482,363)	(2,217,181)	(4,552,753)	(4,182,544)	(1,541,858)	2,924,028

Total Decrease in Net Assets	(2,825,910)	(1,342,086)	(5,163,781)	(3,832,847)	(1,404,875)	(67,254)

Net Assets:
Beginning of year	38,390,972	39,733,058	51,257,916	55,090,763	20,997,907	21,065,161

End of year**	$35,565,062	$38,390,972	$46,094,135	$51,257,916	$19,593,032	$20,997,907

Share Activity:

Shares Sold
Class A	642,410	406,432	594,953	396,929	979,758	1,212,100
Class C	98,951	79,661	102,264	171,926	27,137	84,433
Class I	-	-	-	-	151,693	90,646
Shares Reinvested
Class A	11,481	-	89,617	12,201	14,983	11,017
Class C	2,857	-	23,297	3,047	-	473
Class I	-	-	-	-	2,023	1,289
Shares Redeemed
Class A	(607,077)	(557,644)	(787,889)	(727,089)	(1,160,285)	(992,425)
Class C	(448,707)	(167,568)	(495,509)	(253,047)	(93,284)	(77,584)
Class I	-	-	-	-	(110,839)	(57,141)

Net increase (decrease) in shares of beneficial interest outstanding	(300,085)	(239,119)	(473,267)	(396,033)	(188,814)	272,808

* Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distibutions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

** Net Assets - End of Period includes accumulated net investment income (loss) of $(262,904) for the Strategic Growth Fund, $(198,280) for the Conservative Growth Fund and $85,297 for the Emerging Markets Fund as of September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Growth & Income Fund

	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$108,764	$29,004
Net realized gain (loss) from investments, affiliated investments and foreign currency transactions	(430,082)	586,267
Capital gain dividends from REITs	106	1,275
Net change in unrealized appreciation (depreciation) on investments and affiliated investments	(49,360)	(1,092,083)

Net decrease in net assets resulting from operations	(370,572)	(475,537)

Distributions to Shareholders:
Net Investment Income
Class A	-	(18,351)
Class I	-	(5,651)
From net realized gains
Class A	-	(721,257)
Class C	-	(74,717)
Class I	-	(65,160)
Return of Capital
Class A	(5,772)	-
Class C	(951)	-
Class I	(1,266)	-
Total distributions paid *
Class A	(565,583)	-
Class C	(56,700)	-
Class I	(70,194)	-

Total dividends and distributions to shareholders	(700,466)	(885,136)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	2,652,484	3,785,740
Class C	347,351	770,706
Class I	1,230,114	1,229,539
Reinvestment of dividends and distributions
Class A	544,800	710,191
Class C	52,310	68,477
Class I	66,587	69,743
Cost of shares redeemed
Class A	(15,565,523)	(6,094,471)
Class C	(1,079,663)	(528,346)
Class I	(1,012,494)	(376,437)

Net decrease in net assets from share transactions of beneficial interest	(12,764,034)	(364,858)

Total Decrease in Net Assets	(13,835,072)	(1,725,531)

Net Assets:
Beginning of year	33,904,241	35,629,772

End of year**	$20,069,169	$33,904,241

Share Activity:
Shares Sold
Class A	258,763	338,559
Class C	35,230	71,395
Class I	118,099	108,880
Shares Reinvested
Class A	55,559	63,566
Class C	5,581	6,305
Class I	6,694	6,217
Shares Redeemed
Class A	(1,496,576)	(548,737)
Class C	(109,113)	(48,945)
Class I	(102,055)	(33,491)

Net decrease in shares of beneficial interest outstanding	(1,227,818)	(36,251)

* Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distibutions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

** Net Assets - End of Period includes accumulated net investment income of $10,026 for the Growth & Income Fund as of September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019		For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015

Net asset value, beginning of year	$9.27		$8.10	$6.82	$7.98		$9.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.07)		(0.09)	(0.08)	(0.04)		(0.08)
Net realized and unrealized gain (loss) on investments	(0.81)		1.26	1.36	(0.02)	(B)	(0.05)

Total from investment operations	(0.88)		1.17	1.28	(0.06)		(0.13)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.52)		-	-	(1.10)		(1.07)
Return of Capital	(0.00)	*	-	-	-		-

Total distributions	(0.52)		-	-	(1.10)		(1.07)

Net asset value, end of year	$7.87		$9.27	$8.10	$6.82		$7.98

Total return (C)(D)	(8.72)%		14.44%	18.77%	(1.03)%		(2.35)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$21,802		$25,926	$22,549	$21,209		$16,306
Ratios to average net assets
Expenses, before waiver and reimbursement	1.64%		1.73%	1.69%	1.69%		1.77%
Expenses, net waiver and reimbursement (E)	1.56%		1.63%	1.59%	1.59%		1.67%
Net investment loss, before waiver and reimbursement	(0.91)%		(1.16)%	(1.12)%	(0.73)%		(1.04)%
Net investment loss, net waiver and reimbursement (E)	(0.82)%		(1.06)%	(1.02)%	(0.63)%		(0.94)%

Portfolio turnover rate	77%		85%	151%	124%		144%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.

(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019		For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015

Net asset value, beginning of year	$7.64		$6.73	$5.71	$6.90		$8.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.11)		(0.13)	(0.11)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	(0.67)		1.04	1.13	(0.01)	(B)	(0.03)

Total from investment operations	(0.78)		0.91	1.02	(0.09)		(0.16)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.52)		-	-	(1.10)		(1.07)
Return of Capital	(0.00)	*	-	-	-		-

Total distributions	(0.52)		-	-	(1.10)		(1.07)

Net asset value, end of year	$6.34		$7.64	$6.73	$5.71		$6.90

Total return (C)(D)	(9.33)%		13.52%	17.86%	(1.73)%		(3.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,433		$4,358	$3,584	$3,426		$3,442
Ratios to average net assets
Expenses, before waiver and reimbursement	2.39%		2.48%	2.44%	2.44%		2.52%
Expenses, net waiver and reimbursement (E)	2.31%		2.38%	2.34%	2.34%		2.42%
Net investment loss, before waiver and reimbursement	(1.73)%		(1.91)%	(1.88)%	(1.47)%		(1.78)%
Net investment loss, net waiver and reimbursement (E)	(1.64)%		(1.81)%	(1.78)%	(1.37)%		(1.69)%

Portfolio turnover rate	77%		85%	151%	124%		144%
* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect redemption fee. Total return represents aggregate total return based on Net Asset Value.

(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019		For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015

Net asset value, beginning of year	$9.41		$8.21	$6.89	$8.03		$9.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.05)		(0.07)	(0.06)	(0.03)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.82)		1.27	1.38	(0.01)	(B)	(0.05)

Total from investment operations	(0.87)		1.20	1.32	(0.04)		(0.11)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.52)		-	-	(1.10)		(1.07)
Return of Capital	(0.00)	*	-	-	-		-

Total distributions	(0.52)		-	-	(1.10)		(1.07)

Net asset value, end of year	$8.02		$9.41	$8.21	$6.89		$8.03

Total return (C)	(8.48)%		14.62%	19.16%	(0.75)%		(2.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,233		$1,273	$887	$395		$303
Ratios to average net assets
Expenses, before waiver and reimbursement	1.39%		1.48%	1.44%	1.44%		1.52%
Expenses, net waiver and reimbursement (D)	1.31%		1.38%	1.34%	1.34%		1.42%
Net investment loss, before waiver and reimbursement	(0.67)%		(0.91)%	(0.88)%	(0.48)%		(0.74)%
Net investment loss, net waiver and reimbursement (D)	(0.57)%		(0.81)%	(0.78)%	(0.38)%		(0.69)%

Portfolio turnover rate	77%		85%	151%	124%		144%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015

Net asset value, beginning of year	$9.74	$9.86	$8.53	$8.47		$8.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.09	0.11	0.04	0.00	*	0.08
Net realized and unrealized gain (loss) on investments	(0.64)	(0.02)	1.38	0.15		(0.50)

Total from investment operations	(0.55)	0.09	1.42	0.15		(0.42)

LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.21)	(0.09)	(0.09)		-

Total distributions	(0.10)	(0.21)	(0.09)	(0.09)		-

Net asset value, end of year	$9.09	$9.74	$9.86	$8.53		$8.47

Total return (B)(C)	(5.55)%	0.91%	16.78%	1.85%		(4.72)%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$58,397	$70,790	$81,153	$70,013		$53,458
Ratios to average net assets
Expenses, before waiver and reimbursement	1.71%	1.71%	1.69%	1.68%		1.67%
Expenses, net waiver and reimbursement (E)	1.67%	1.66%	1.64%	1.63%		1.62%
Net investment income (loss) before waiver and reimbursement	0.96%	1.05%	0.35%	(0.03)%		0.88%
Net investment income (loss), net waiver and reimbursement (E)	1.01%	1.10%	0.40%	0.02%		0.93%

Portfolio turnover rate	27%	19%	42%	28%		30%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)

As a result of a trade error, the Fund experienced a loss totaling $4,927.83 for the year ended September 30, 2015, all of which was reimbursed by the Advisor; there was no effect on total return due to trade error.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$9.41	$9.55	$8.25	$8.21	$8.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.01	0.03	(0.03)	(0.06)	0.02
Net realized and unrealized gain (loss) on investments	(0.61)	(0.01)	1.34	0.15	(0.48)

Total from investment operations	(0.60)	0.02	1.31	0.09	(0.46)

LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.16)	(0.01)	(0.05)	-

Total distributions	(0.01)	(0.16)	(0.01)	(0.05)	-

Net asset value, end of year	$8.80	$9.41	$9.55	$8.25	$8.21

Total return (B)(C)	(6.31)%	0.12%	15.93%	1.09%	(5.31)%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,641	$4,779	$4,620	$4,495	$3,498
Ratios to average net assets
Expenses, before waiver and reimbursement	2.46%	2.46%	2.44%	2.43%	2.41%
Expenses, net waiver and reimbursement (E)	2.42%	2.41%	2.39%	2.38%	2.36%
Net investment income (loss) before waiver and reimbursement	0.09%	0.28%	(0.41)%	(0.74)%	0.17%
Net investment income (loss), net waiver and reimbursement (E)	0.12%	0.33%	(0.36)%	(0.69)%	0.18%

Portfolio turnover rate	27%	19%	42%	28%	30%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)

As a result of a trade error, the Fund experienced a loss totaling $4,927.83 for the year ended September 30, 2015, all of which was reimbursed by the Advisor; there was no effect on total return due to trade error.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015

Net asset value, beginning of year	$9.76	$9.89	$8.55	$8.49		$8.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.11	0.17	0.07	0.02		0.15
Net realized and unrealized gain (loss) on investments	(0.64)	(0.06)	1.38	0.15	(B)	(0.54)

Total from investment operations	(0.53)	0.11	1.45	0.17		(0.39)

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.24)	(0.11)	(0.11)		-

Total distributions	(0.13)	(0.24)	(0.11)	(0.11)		-

Net asset value, end of year	$9.10	$9.76	$9.89	$8.55		$8.49

Total return (C)	(5.33)%	1.04%	17.18%	2.08%		(4.39)%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$28,542	$31,286	$13,083	$2,880		$1,581
Ratios to average net assets
Expenses, before waiver and reimbursement	1.46%	1.45%	1.43%	1.45%		1.42%
Expenses, net waiver and reimbursement (E)	1.42%	1.41%	1.38%	1.39%		1.37%
Net investment income, before waiver and reimbursement	1.24%	1.60%	0.74%	0.22%		1.13%
Net investment income, net waiver and reimbursement (E)	1.28%	1.65%	0.79%	0.29%		1.18%

Portfolio turnover rate	27%	19%	42%	28%		30%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)

As a result of a trade error, the Fund experienced a loss totaling $4,927.83 for the year ended September 30, 2015, all of which was reimbursed by the Advisor; there was no effect on total return due to trade error.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$9.34	$8.59	$7.46	$7.75	$8.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.03)	(0.02)	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.19)	0.99	1.23	0.51	0.03	(B)

Total from investment operations	(0.22)	0.97	1.22	0.49	0.02

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.42)	(0.22)	(0.09)	(0.78)	(0.93)

Total distributions	(0.42)	(0.22)	(0.09)	(0.78)	(0.93)

Net asset value, end of year	$8.70	$9.34	$8.59	$7.46	$7.75

Total return (C)(D)	(1.48)%	11.49%	16.53%	6.65%	(0.35)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$64,150	$79,897	$68,291	$53,827	$52,682
Ratios to average net assets
Expenses, before waiver and reimbursement	1.56%	1.52%	1.52%	1.54%	1.56%
Expenses, net waiver and reimbursement (E)	1.52%	1.47%	1.47%	1.49%	1.51%
Net investment loss, before waiver and reimbursement	(0.35)%	(0.25)%	(0.19)%	(0.38)%	(0.14)%
Net investment loss, net waiver and reimbursement (E)	(0.31)%	(0.20)%	(0.14)%	(0.33)%	(0.09)%

Portfolio turnover rate	44%	57%	76%	71%	73%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect sales load.

(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$7.63	$7.11	$6.24	$6.64	$7.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.07)	(0.07)	(0.06)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.18)	0.81	1.02	0.45	0.03	(B)

Total from investment operations	(0.25)	0.74	0.96	0.38	(0.03)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.42)	(0.22)	(0.09)	(0.78)	(0.93)

Total distributions	(0.42)	(0.22)	(0.09)	(0.78)	(0.93)

Net asset value, end of year	$6.96	$7.63	$7.11	$6.24	$6.64

Total return (C)(D)	(2.24)%	10.63%	15.58%	6.04%	(1.14)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,950	$11,355	$9,909	$7,636	$6,490
Ratios to average net assets
Expenses, before waiver and reimbursement	2.31%	2.27%	2.27%	2.30%	2.31%
Expenses, net waiver and reimbursement (E)	2.27%	2.22%	2.22%	2.24%	2.26%
Net investment loss, before waiver and reimbursement	(1.10)%	(1.00)%	(0.94)%	(1.14)%	(0.88)%
Net investment loss, net waiver and reimbursement (E)	(1.06)%	(0.95)%	(0.89)%	(1.08)%	(0.84)%

Portfolio turnover rate	44%	57%	76%	71%	73%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect redemption fee.

(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018		For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$9.48	$8.70		$7.54	$7.80	$8.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.01)	0.00	*	0.01	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	(0.19)	1.00		1.24	0.53	0.02	(B)

Total from investment operations	(0.20)	1.00		1.25	0.52	0.04

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.42)	(0.22)		(0.09)	(0.78)	(0.93)

Total distributions	(0.42)	(0.22)		(0.09)	(0.78)	(0.93)

Net asset value, end of year	$8.86	$9.48		$8.70	$7.54	$7.80

Total return (C)	(1.24)%	11.69%		16.75%	7.01%	(0.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$14,016	$10,551		$3,936	$1,088	$1,202
Ratios to average net assets
Expenses, before waiver and reimbursement	1.31%	1.27%		1.26%	1.29%	1.31%
Expenses, net waiver and reimbursement (D)	1.27%	1.22%		1.21%	1.24%	1.26%
Net investment income (loss), before waiver and reimbursement	(0.09)%	(0.03)%		0.10%	(0.12)%	0.13%
Net investment income (loss), net waiver and reimbursement (D)	(0.06)%	0.02%		0.15%	(0.08)%	0.16%

Portfolio turnover rate	44%	57%		76%	71%	73%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018		For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$20.67	$20.50		$17.09	$16.93	$19.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.06	0.00	*	0.03	(0.01)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.28)	1.96		3.63	1.65	0.64

Total from investment operations	(1.22)	1.96		3.66	1.64	0.57

LESS DISTRIBUTIONS:
From net investment income	-	(0.00)	*	-	-	-
From net realized gains on investments	(2.30)	(1.79)		(0.25)	(1.48)	(3.43)

Total distributions	(2.30)	(1.79)		(0.25)	(1.48)	(3.43)

Net asset value, end of year	$17.15	$20.67		$20.50	$17.09	$16.93

Total return (B)(C)	(3.77)%	10.11%		21.55%	10.67%	1.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$99,077	$114,985		$112,953	$94,871	$71,840
Ratios to average net assets
Expenses, before waiver and reimbursement	1.52%	1.50%		1.46%	1.48%	1.53%
Expenses, net waiver and reimbursement (D)	1.43%	1.44%		1.41%	1.44%	1.48%
Net investment income (loss), before waiver and reimbursement	0.29%	(0.08)%		0.13%	(0.09)%	(0.45)%
Net investment income (loss), net waiver and reimbursement (D)	0.38%	(0.02)%		0.18%	(0.04)%	(0.40)%

Portfolio turnover rate	63%	58%		57%	73%	30%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$15.09	$15.54	$13.10	$13.42	$16.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.05)	(0.11)	(0.08)	(0.10)	(0.17)
Net realized and unrealized gain (loss) on investments	(1.05)	1.45	2.77	1.26	0.57

Total from investment operations	(1.10)	1.34	2.69	1.16	0.40

LESS DISTRIBUTIONS:
From net realized gains on investments	(2.30)	(1.79)	(0.25)	(1.48)	(3.43)

Total distributions	(2.30)	(1.79)	(0.25)	(1.48)	(3.43)

Net asset value, end of year	$11.69	$15.09	$15.54	$13.10	$13.42

Total return (B)(C)	(4.49)%	9.24%	20.70%	9.81%	1.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,963	$14,603	$13,210	$10,257	$8,981
Ratios to average net assets
Expenses, before waiver and reimbursement	2.27%	2.25%	2.21%	2.23%	2.28%
Expenses, net waiver and reimbursement (D)	2.18%	2.19%	2.16%	2.18%	2.23%
Net investment loss, before waiver and reimbursement	(0.50)%	(0.82)%	(0.62)%	(0.84)%	(1.19)%
Net investment loss, net waiver and reimbursement (D)	(0.42)%	(0.76)%	(0.57)%	(0.78)%	(1.14)%

Portfolio turnover rate	63%	58%	57%	73%	30%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$20.93	$20.74	$17.24	$17.03	$19.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.11	0.06	0.08	0.04	(0.03)
Net realized and unrealized gain (loss) on investments	(1.29)	1.97	3.67	1.65	0.65

Total from investment operations	(1.18)	2.03	3.75	1.69	0.62

LESS DISTRIBUTIONS:
From net investment income	-	(0.05)	-	-	-
From net realized gains on investments	(2.30)	(1.79)	(0.25)	(1.48)	(3.43)

Total distributions	(2.30)	(1.84)	(0.25)	(1.48)	(3.43)

Net asset value, end of year	$17.45	$20.93	$20.74	$17.24	$17.03

Total return (B)	(3.51)%	10.37%	21.89%	10.92%	2.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$36,993	$35,140	$19,103	$2,324	$870
Ratios to average net assets
Expenses, before waiver and reimbursement	1.27%	1.25%	1.21%	1.26%	1.28%
Expenses, net waiver and reimbursement (C)	1.18%	1.19%	1.16%	1.20%	1.23%
Net investment income (loss), before waiver and reimbursement	0.56%	0.21%	0.38%	0.18%	(0.19)%
Net investment income (loss), net waiver and reimbursement (C)	0.64%	0.27%	0.43%	0.23%	(0.14)%

Portfolio turnover rate	63%	58%	57%	73%	30%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$20.38	$19.16	$17.15	$18.20	$19.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.09	0.07	0.05	0.01	(0.01)
Net realized and unrealized gain (loss) on investments (B)	0.12	2.45	2.18	1.04	0.38

Total from investment operations	0.21	2.52	2.23	1.05	0.37

LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.03)	-	-	-
From net realized gains on investments	(1.67)	(1.27)	(0.22)	(2.10)	(1.78)

Total distributions	(1.73)	(1.30)	(0.22)	(2.10)	(1.78)

Net asset value, end of year	$18.86	$20.38	$19.16	$17.15	$18.20

Total return (C)(D)	2.54%	13.58%	13.10%	6.40%	1.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$142,420	$172,163	$167,056	$154,260	$135,091
Ratios to average net assets
Expenses, before waiver and reimbursement	1.51%	1.46%	1.49%	1.48%	1.48%
Expenses, net waiver and reimbursement (E)	1.41%	1.35%	1.41%	1.43%	1.43%
Net investment income (loss), before waiver and reimbursement	0.42%	0.27%	0.18%	(0.01)%	(0.13)%
Net investment income (loss), net waiver and reimbursement (E)	0.52%	0.38%	0.26%	0.04%	(0.08)%
Portfolio turnover rate	51%	24%	39%	45%	11%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.

(C)	Total return calculation does not reflect sales load.

(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$16.49	$15.82	$14.30	$15.62	$17.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.03)	(0.06)	(0.07)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments (B)	0.03	2.00	1.81	0.88	0.35

Total from investment operations	0.00	1.94	1.74	0.78	0.21

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.67)	(1.27)	(0.22)	(2.10)	(1.78)

Total distributions	(1.67)	(1.27)	(0.22)	(2.10)	(1.78)

Net asset value, end of year	$14.82	$16.49	$15.82	$14.30	$15.62

Total return (C)(D)	1.74%	12.75%	12.27%	5.64%	0.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$16,627	$25,852	$23,803	$20,855	$18,458
Ratios to average net assets
Expenses, before waiver and reimbursement	2.26%	2.21%	2.24%	2.23%	2.23%
Expenses, net waiver and reimbursement (E)	2.16%	2.10%	2.16%	2.18%	2.18%
Net investment loss, before waiver and reimbursement	(0.32)%	(0.48)%	(0.57)%	(0.76)%	(0.88)%
Net investment loss, net waiver and reimbursement (E)	(0.22)%	(0.37)%	(0.49)%	(0.70)%	(0.83)%
Portfolio turnover rate	51%	24%	39%	45%	11%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return calculation does not reflect redemption fee.

(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015

Net asset value, beginning of year	$20.58	$19.34	$17.27	$18.26		$19.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.14	0.13	0.10	0.05		0.03
Net realized and unrealized gain (loss) on investments	0.11	2.45	2.19	1.06	(B)	0.38

Total from investment operations	0.25	2.58	2.29	1.11		0.41

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.07)	-	-		-
From net realized gains on investments	(1.67)	(1.27)	(0.22)	(2.10)		(1.78)

Total distributions	(1.78)	(1.34)	(0.22)	(2.10)		(1.78)

Net asset value, end of year	$19.05	$20.58	$19.34	$17.27		$18.26

Total return (C)	2.78%	13.83%	13.36%	6.74%		1.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$47,477	$35,573	$19,384	$5,382		$3,424
Ratios to average net assets
Expenses, before waiver and reimbursement	1.26%	1.21%	1.23%	1.25%		1.23%
Expenses, net waiver and reimbursement (D)	1.16%	1.10%	1.14%	1.19%		1.18%
Net investment income, before waiver and reimbursement	0.66%	0.54%	0.46%	0.24%		0.12%
Net investment income, net waiver and reimbursement (D)	0.77%	0.65%	0.55%	0.30%		0.18%
Portfolio turnover rate	51%	24%	39%	45%		11%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$9.81	$10.22	$10.47	$10.27	$10.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.16	0.16	0.13	0.14	0.15
Net realized and unrealized gain (loss) on investments	0.60	(0.39)	(0.22)	0.21	(0.04)

Total from investment operations	0.76	(0.23)	(0.09)	0.35	0.11

LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.18)	(0.16)	(0.15)	(0.25)
From net realized gains on investments	-	-	-	-	(0.02)

Total distributions	(0.18)	(0.18)	(0.16)	(0.15)	(0.27)

Net asset value, end of year	$10.39	$9.81	$10.22	$10.47	$10.27

Total return (B)(C)	7.76%	(2.31)%	(0.81)%	3.47%	1.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$85,375	$66,119	$75,858	$86,142	$66,107
Ratios to average net assets
Expenses, before waiver and reimbursement	1.30%	1.30%	1.30%	1.24%	1.28%
Expenses, net waiver and reimbursement (D)	1.13%	1.10%	1.10%	1.04%	1.11%
Net investment income, before waiver and reimbursement	1.46%	1.40%	1.05%	1.19%	1.29%
Net investment income, net waiver and reimbursement (D)	1.62%	1.60%	1.25%	1.39%	1.48%
Portfolio turnover rate	53%	30%	43%	40%	28%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$9.44	$9.85	$10.09	$9.89	$10.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.09	0.08	0.05	0.07	0.08
Net realized and unrealized gain (loss) on investments	0.57	(0.39)	(0.20)	0.19	(0.04)

Total from investment operations	0.66	(0.31)	(0.15)	0.26	0.04

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.10)	(0.09)	(0.06)	(0.20)
From net realized gains on investments	-	-	-	-	(0.02)

Total distributions	(0.11)	(0.10)	(0.09)	(0.06)	(0.22)

Net asset value, end of year	$9.99	$9.44	$9.85	$10.09	$9.89

Total return (B)(C)	7.06%	(3.15)%	(1.49)%	2.66%	0.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,502	$9,653	$9,637	$9,660	$8,510
Ratios to average net assets					2.03%
Expenses, before waiver and reimbursement	2.05%	2.05%	2.06%	1.99%
Expenses, net waiver and reimbursement (D)	1.88%	1.85%	1.86%	1.79%	1.86%
Net investment income, before waiver and reimbursement	0.72%	0.65%	0.30%	0.46%	0.56%
Net investment income, net waiver and reimbursement (D)	0.89%	0.85%	0.50%	0.65%	0.73%
Portfolio turnover rate	53%	30%	43%	40%	28%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$9.74	$10.15	$10.41	$10.20	$10.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.19	0.18	0.16	0.17	0.18
Net realized and unrealized gain (loss) on investments	0.59	(0.39)	(0.23)	0.22	(0.05)

Total from investment operations	0.78	(0.21)	(0.07)	0.39	0.13

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.20)	(0.19)	(0.18)	(0.27)
From net realized gains on investments	-	-	-	-	(0.02)

Total distributions	(0.20)	(0.20)	(0.19)	(0.18)	(0.29)

Net asset value, end of year	$10.32	$9.74	$10.15	$10.41	$10.20

Total return (B)	8.05%	(2.06)%	(0.64)%	3.91%	1.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,095	$3,208	$2,134	$564	$483
Ratios to average net assets
Expenses, before waiver and reimbursement	1.05%	1.05%	1.08%	0.96%	1.03%
Expenses, net waiver and reimbursement (C)	0.88%	0.85%	0.88%	0.78%	0.87%
Net investment income, before waiver and reimbursement	1.68%	1.66%	1.37%	1.45%	1.58%
Net investment income, net waiver and reimbursement (C)	1.86%	1.86%	1.57%	1.63%	1.73%
Portfolio turnover rate	53%	30%	43%	40%	28%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$9.02	$9.40	$9.11	$8.64	$9.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.39	0.34	0.34	0.36	0.40
Net realized and unrealized gain (loss) on investments	0.36	(0.36)	0.28	0.46	(0.85)

Total from investment operations	0.75	(0.02)	0.62	0.82	(0.45)

LESS DISTRIBUTIONS:
From net investment income	(0.38)	(0.36)	(0.33)	(0.35)	(0.40)

Total distributions	(0.38)	(0.36)	(0.33)	(0.35)	(0.40)

Net asset value, end of year	$9.39	$9.02	$9.40	$9.11	$8.64

Total return (B)(C)	8.50%	(0.17)%	6.94%	9.80%	(4.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$39,777	$41,991	$52,950	$49,187	$36,279
Ratios to average net assets
Expenses, before waiver and reimbursement	1.35%	1.44%	1.32%	1.29%	1.30%
Expenses, net waiver and reimbursement (D)	1.31%	1.39%	1.27%	1.24%	1.25%
Net investment income, before waiver and reimbursement	4.24%	3.67%	3.66%	4.03%	4.28%
Net investment income, net waiver and reimbursement (D)	4.28%	3.72%	3.71%	4.08%	4.33%
Portfolio turnover rate	75%	12%	45%	27%	39%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$9.14	$9.51	$9.22	$8.72	$9.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.32	0.28	0.28	0.30	0.33
Net realized and unrealized gain (loss) on investments	0.36	(0.36)	0.27	0.47	(0.86)

Total from investment operations	0.68	(0.08)	0.55	0.77	(0.53)

LESS DISTRIBUTIONS:
From net investment income	(0.30)	(0.29)	(0.26)	(0.27)	(0.32)

Total distributions	(0.30)	(0.29)	(0.26)	(0.27)	(0.32)

Net asset value, end of year	$9.52	$9.14	$9.51	$9.22	$8.72

Total return (B)(C)	7.63%	(0.85)%	6.04%	9.04%	(5.58)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,660	$3,219	$3,539	$3,108	$2,714
Ratios to average net assets
Expenses, before waiver and reimbursement	2.10%	2.19%	2.07%	2.03%	2.05%
Expenses, net waiver and reimbursement (D)	2.06%	2.14%	2.02%	1.98%	2.00%
Net investment income, before waiver and reimbursement	3.46%	2.92%	2.91%	3.30%	3.53%
Net investment income, net waiver and reimbursement (D)	3.50%	2.97%	2.96%	3.35%	3.57%
Portfolio turnover rate	75%	12%	45%	27%	39%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$9.02	$9.41	$9.12	$8.65	$9.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.42	0.36	0.37	0.39	0.43
Net realized and unrealized gain (loss) on investments	0.35	(0.36)	0.28	0.46	(0.86)

Total from investment operations	0.77	0.00	0.65	0.85	(0.43)

LESS DISTRIBUTIONS:
From net investment income	(0.40)	(0.39)	(0.36)	(0.38)	(0.42)

Total distributions	(0.40)	(0.39)	(0.36)	(0.38)	(0.42)

Net asset value, end of year	$9.39	$9.02	$9.41	$9.12	$8.65

Total return (B)	8.78%	0.00%	7.21%	10.12%	(4.62)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$18,363	$11,578	$9,717	$1,560	$2,758
Ratios to average net assets
Expenses, before waiver and reimbursement	1.10%	1.19%	1.06%	0.96%	1.06%
Expenses, net waiver and reimbursement (C)	1.06%	1.14%	1.01%	0.92%	1.00%
Net investment income, before waiver and reimbursement	4.52%	3.92%	3.89%	4.38%	4.55%
Net investment income, net waiver and reimbursement (C)	4.56%	3.97%	3.94%	4.42%	4.58%

Portfolio turnover rate	75%	12%	45%	27%	39%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019		For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$15.74		$14.91	$12.45	$11.10	$12.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(A)	0.00	*	(0.04)	0.07	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	2.20		1.07	2.58	1.44	(1.11)

Total from investment operations	2.20		1.03	2.65	1.35	(1.21)

LESS DISTRIBUTIONS:
From net investment income	-		(0.14)	(0.19)	-	-
From net realized gains on investments	(0.10)		-	-	-	-
Return of Capital	-		(0.06)	-	-	-

Total distributions	(0.10)		(0.20)	(0.19)	-	-

Net asset value, end of year	$17.84		$15.74	$14.91	$12.45	$11.10

Total return (B)(C)	14.12%		7.00%	21.62%	12.16%	(9.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$49,123		$41,137	$34,958	$16,030	$11,756
Ratio of expenses to average net assets	1.76%		1.84%	1.80%	1.96%	1.93%
Ratio of net investment income (loss) to average net assets	0.02%		(0.27)%	0.54%	(0.82)%	(0.83)%

Portfolio turnover rate	23%		9%	10%	38%	24%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$15.09	$14.33	$12.01	$10.78	$12.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.12)	(0.15)	(0.03)	(0.18)	(0.18)
Net realized and unrealized gain (loss) on investments	2.10	1.03	2.48	1.41	(1.09)

Total from investment operations	1.98	0.88	2.45	1.23	(1.27)

LESS DISTRIBUTIONS:
From net investment income	-	(0.07)	(0.13)	-	-
From net realized gains on investments	(0.10)	-	-	-	-
Return of Capital	-	(0.05)	-	-	-

Total distributions	(0.10)	(0.12)	(0.13)	-	-

Net asset value, end of year	$16.97	$15.09	$14.33	$12.01	$10.78

Total return (B)(C)	13.26%	6.20%	20.60%	11.41%	(10.54)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,750	$9,220	$7,905	$4,144	$2,722
Ratio of expenses to average net assets	2.51%	2.59%	2.56%	2.71%	2.68%
Ratio of net investment loss to average net assets	(0.75)%	(1.01)%	(0.21)%	(1.57)%	(1.59)%

Portfolio turnover rate	23%	9%	10%	38%	24%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018		For the Year ended September 30, 2017		For the Year ended September 30, 2016		For the Year ended September 30, 2015

Net asset value, beginning of year	$15.81	$14.97		$12.50		$11.11		$12.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.06	0.01		0.12		(0.08)		(0.03)
Net realized and unrealized gain (loss) on investments	2.20	1.06	(B)	2.57	(B)	1.47	(B)	(1.15)	(B)

Total from investment operations	2.26	1.07		2.69		1.39		(1.18)

LESS DISTRIBUTIONS:
From net investment income	-	(0.04)		(0.22)		-		-
From net realized gains on investments	(0.10)	-		-		-		-
Return of Capital	-	(0.19)		-		-		-

Total distributions	(0.10)	(0.23)		(0.22)		-		-

Net asset value, end of year	$17.97	$15.81		$14.97		$12.50		$11.11

Total return (C)	14.44%	7.22%		21.87%		12.51%		(9.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$21,533	$10,084		$2,189		$520		$236
Ratio of expenses to average net assets	1.51%	1.69%		1.56%		1.72%		1.68%
Ratio of net investment income (loss) to average net assets	0.38%	0.05%		0.83%		(0.58)%		(0.58)%
Portfolio turnover rate	23%	9%		10%		38%		24%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017		For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$11.44	$11.37	$11.49		$10.54	$11.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.06	0.10	0.00	*	0.04	0.02
Net realized and unrealized gain (loss) on investments	0.48	(0.01)	(0.08)		0.91	(0.73)

Total from investment operations	0.54	0.09	(0.08)		0.95	(0.71)

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.02)	(0.04)		-	(0.12)
From net realized gains on investments	(0.18)	-	-		-	(0.01)

Total distributions	(0.29)	(0.02)	(0.04)		-	(0.13)

Net asset value, end of year	$11.69	$11.44	$11.37		$11.49	$10.54

Total return (B)(C)	4.92%	0.75%	(0.72)%		9.01%	(6.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$33,926	$40,573	$50,080		$68,706	$71,569
Ratios to average net assets	1.45%	1.41%	1.44%		1.35%	1.26%
Expenses, before waiver and reimbursement
Expenses, net waiver and reimbursement (D)	1.41%	1.36%	1.39%		1.30%	1.21%
Net investment income, before waiver and reimbursement	0.52%	0.86%	(0.05)%		0.35%	0.11%
Net investment income, net waiver and reimbursement (D)	0.56%	0.91%	0.00%		0.40%	0.16%

Portfolio turnover rate	34%	35%	51%		58%	42%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015

Net asset value, beginning of year	$10.90	$10.90	$11.07	$10.22		$11.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.03)	0.02	(0.08)	(0.04)		(0.07)
Net realized and unrealized gain (loss) on investments	0.46	(0.02)	(0.09)	0.89	(B)	(0.71)

Total from investment operations	0.43	0.00	(0.17)	0.85		(0.78)

LESS DISTRIBUTIONS:
From net investment income	(0.02)	-	-	-		(0.03)
From net realized gains on investments	(0.18)	-	-	-		(0.01)

Total distributions	(0.20)	-	-	-		(0.04)

Net asset value, end of year	$11.13	$10.90	$10.90	$11.07		$10.22

Total return (C)(D)	4.06%	0.00%	(1.54)%	8.32%		(7.06)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,110	$5,432	$6,683	$9,630		$14,671
Ratios to average net assets	2.20%	2.16%	2.21%	2.07%		2.01%
Expenses, before waiver and reimbursement
Expenses, net waiver and reimbursement (E)	2.16%	2.11%	2.16%	2.02%		1.96%
Net investment income (loss), before waiver and reimbursement	(0.31)%	0.09%	(0.79)%	(0.46)%		(0.67)%
Net investment income (loss), net waiver and reimbursement (E)	(0.27)%	0.14%	(0.74)%	(0.41)%		(0.62)%

Portfolio turnover rate	34%	35%	51%	58%		42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect redemption fee. Total return represents aggregate total return based on Net Asset Value.

(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$11.45	$11.38	$11.51	$10.52	$11.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.09	0.14	0.06	0.09	0.05
Net realized and unrealized gain (loss) on investments	0.47	(0.02)	(0.12)	0.90	(0.73)

Total from investment operations	0.56	0.12	(0.06)	0.99	(0.68)

LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.05)	(0.07)	-	(0.15)
From net realized gains on investments	(0.18)	-	-	-	(0.01)

Total distributions	(0.32)	(0.05)	(0.07)	-	(0.16)

Net asset value, end of year	$11.69	$11.45	$11.38	$11.51	$10.52

Total return (B,C)	5.17%	1.04%	(0.54)%	9.41%	(6.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,692	$3,071	$2,661	$398	$163
Ratios to average net assets	1.20%	1.16%	1.14%	1.18%	1.01%
Expenses, before waiver and reimbursement
Expenses, net waiver and reimbursement (D)	1.16%	1.11%	1.09%	1.12%	0.96%
Net investment income, before waiver and reimbursement	0.78%	1.14%	0.44%	0.73%	0.42%
Net investment income, net waiver and reimbursement (D)	0.82%	1.19%	0.49%	0.79%	0.47%

Portfolio turnover rate	34%	35%	51%	58%	42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return represents aggregate total return based on Net Asset Value.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018		For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$9.70	$9.48		$8.73	$8.42	$8.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.01	0.00	*	(0.04)	(0.03)	0.03
Net realized and unrealized gain (loss) on investments	(0.04)	0.22		0.79	0.37	(0.40)

Total from investment operations	(0.03)	0.22		0.75	0.34	(0.37)

LESS DISTRIBUTIONS:
From net investment income	-	-		-	(0.03)	(0.11)
From net realized gains on investments	(0.03)	-		-	-	-

Total distributions	(0.03)	-		-	(0.03)	(0.11)

Net asset value, end of year	$9.64	$9.70		$9.48	$8.73	$8.42

Total return (B)(C)	(0.26)%	2.32%		8.59%	4.03%	(4.16)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$32,318	$32,078		$32,767	$32,800	$33,071
Ratio of expenses to average net assets (D)	1.12%	1.10%		1.07%	1.05%	1.08%
Ratio of net investment income (loss), to average net assets (D)(E)	0.16%	0.00%		(0.45)%	(0.38)%	0.37%

Portfolio turnover rate	50%	8%		36%	37%	24%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$8.70	$8.57	$7.95	$7.70	$8.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.03	(0.06)	(0.10)	(0.08)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.12)	0.19	0.72	0.33	(0.38)

Total from investment operations	(0.09)	0.13	0.62	0.25	(0.40)

LESS DISTRIBUTIONS:
From net investment income	-	-	-	-	(0.05)
From net realized gains on investments	(0.03)	-	-	-	-

Total distributions	(0.03)	-	-	-	(0.05)

Net asset value, end of year	$8.58	$8.70	$8.57	$7.95	$7.70

Total return (B)(C)	(0.99)%	1.52%	7.80%	3.25%	(4.89)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,247	$6,313	$6,966	$7,380	$7,713
Ratio of expenses to average net assets (D)	1.87%	1.85%	1.82%	1.80%	1.84%
Ratio of net investment income (loss), to average net assets (D)(E)	0.35%	(0.70)%	(1.18)%	(1.09)%	(0.29)%
Portfolio turnover rate	50%	8%	36%	37%	24%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$10.75	$10.67	$10.06	$10.32	$11.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.05	0.02	(0.02)	(0.03)	0.06
Net realized and unrealized gain (loss) on investments	0.10	0.09	0.63	0.43	(0.32)

Total from investment operations	0.15	0.11	0.61	0.40	(0.26)

LESS DISTRIBUTIONS:
From net investment income	-	-	-	(0.05)	(0.10)
From net realized gains on investments	(0.24)	(0.03)	-	(0.61)	(0.33)

Total distributions	(0.24)	(0.03)	-	(0.66)	(0.43)

Net asset value, end of year	$10.66	$10.75	$10.67	$10.06	$10.32

Total return (B)(C)	1.61%	1.06%	6.06%	4.22%	(2.47)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$40,590	$42,040	$45,110	$44,437	$44,706
Ratio of expenses to average net assets (D)	1.08%	1.08%	1.04%	1.02%	1.07%
Ratio of net investment income (loss) to average net assets (D)(E)	0.44%	0.14%	(0.20)%	(0.27)%	0.53%
Portfolio turnover rate	42%	7%	27%	27%	25%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019	For the Year ended September 30, 2018		For the Year ended September 30, 2017		For the Year ended September 30, 2016		For the Year ended September 30, 2015

Net asset value, beginning of year	$9.76	$9.76		$9.27		$9.58		$10.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.01	(0.06)		(0.09)		(0.09)		(0.01)
Net realized and unrealized gain (loss) on investments	0.06	0.09	(B)	0.58	(B)	0.39	(B)	(0.30)	(B)

Total from investment operations	0.07	0.03		0.49		0.30		(0.31)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.24)	(0.03)		-		(0.61)		(0.33)

Total distributions	(0.24)	(0.03)		-		(0.61)		(0.33)

Net asset value, end of year	$9.59	$9.76		$9.76		$9.27		$9.58

Total return (C)(D)	0.94%	0.34%		5.29%		3.39%		(3.19)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,504	$9,218		$9,981		$10,697		$11,135
Ratio of expenses to average net assets (E)	1.83%	1.83%		1.79%		1.77%		1.82%
Ratio of net investment income (loss), to average net assets (E)(F)	0.14%	(0.63)%		(0.96)%		(1.01)%		(0.14)%
Portfolio turnover rate	42%	7%		27%		27%		25%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return calculation does not reflect redemption fees. Total return represents aggregate total return based on Net Asset Value.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Emerging Markets Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019		For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$8.62		$9.73	$8.06	$6.34	$10.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.13		0.05	0.06	0.03	0.04
Net realized and unrealized gain (loss) on investments	0.03	(B)	(1.09)	1.65	1.69	(3.35)

Total from investment operations	0.16		(1.04)	1.71	1.72	(3.31)

LESS DISTRIBUTIONS:
From net investment income	(0.07)		(0.07)	(0.04)	-	(0.04)
From net realized gains on investments	-		-	-	-	(0.54)

Total distributions	(0.07)		(0.07)	(0.04)	-	(0.58)

Net asset value, end of year	$8.71		$8.62	$9.73	$8.06	$6.34

Total return (C)(D)	1.90%		(10.81)%	21.29%	27.13%	(33.78)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$15,677		$16,941	$16,889	$7,118	$5,981
Ratios to average net assets
Expenses, before waiver and reimbursement	2.41%		2.60%	2.27%	2.58%	2.50%
Expenses, net waiver and reimbursement (E)	2.37%		2.55%	2.22%	2.53%	2.45%
Net investment income (loss), before waiver and reimbursement	1.42%		0.48%	0.68%	0.39%	0.36%
Net investment income (loss), net waiver and reimbursement (E)	1.46%		0.53%	0.73%	0.44%	0.41%
Portfolio turnover rate	41%		51%	31%	24%	37%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return calculation does not reflect sales load.

(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Emerging Markets Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019		For the Year ended September 30, 2018	For the Year ended September 30, 2017		For the Year ended September 30, 2016		For the Year ended September 30, 2015

Net asset value, beginning of year	$8.37		$9.48	$7.88		$6.23		$10.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.05		(0.02)	0.00	*	(0.02)		(0.02)
Net realized and unrealized gain (loss) on investments	0.05	(B)	(1.07)	1.60		1.67	(B)	(3.30)

Total from investment operations	0.10		(1.09)	1.60		1.65		(3.32)

LESS DISTRIBUTIONS:
From net investment income	-		(0.02)	-		-		-
From net realized gains on investments	-		-	-		-		(0.54)

Total distributions	-		(0.02)	-		-		(0.54)

Net asset value, end of year	$8.47		$8.37	$9.48		$7.88		$6.23

Total return (C)(D)	1.19%		(11.53)%	20.30%		26.48%		(34.29)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,657		$2,192	$2,413		$897		$498
Ratios to average net assets
Expenses, before waiver and reimbursement	3.16%		3.35%	3.02%		3.36%		3.26%
Expenses, net waiver and reimbursement (E)	3.12%		3.30%	2.97%		3.28%		3.21%
Net investment income (loss), before waiver and reimbursement	0.55%		(0.25)%	(0.04)%		(0.29)%		(0.39)%
Net investment income (loss), net waiver and reimbursement (E)	0.59%		(0.20)%	0.01%		(0.24)%		(0.34)%
Portfolio turnover rate	41%		51%	31%		24%		37%

* Amount is less than $0.005 per share

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect redemption fee.

(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Emerging Markets Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019		For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$8.68		$9.79	$8.11	$6.35	$10.25

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (A)	0.15		0.08	0.09	0.05	0.08

Net realized and unrealized gain (loss) on investments	0.03	(B)	(1.11)	1.64	1.71	(3.38)

Total from investment operations	0.18		(1.03)	1.73	1.76	(3.30)

LESS DISTRIBUTIONS:

From net investment income	(0.09)		(0.08)	(0.05)	-	(0.06)

From net realized gains on investments	-		-	-	-	(0.54)

Total distributions	(0.09)		(0.08)	(0.05)	-	(0.60)

Net asset value, end of year	$8.77		$8.68	$9.79	$8.11	$6.35

Total return (C)	2.20%		(10.58)%	21.52%	27.72%	(33.04)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$2,259		$1,865	$1,762	$703	$329

Ratios to average net assets

Expenses, before waiver and reimbursement	2.16%		2.35%	2.02%	2.42%	2.26%

Expenses, net waiver and reimbursement (D)	2.12%		2.30%	1.97%	2.38%	2.21%

Net investment income, before waiver and reimbursement	1.68%		0.74%	0.97%	0.61%	0.90%

Net investment income, net waiver and reimbursement (D)	1.72%		0.79%	1.02%	0.66%	0.95%

Portfolio turnover rate	41%		51%	31%	24%	37%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019		For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$10.87		$11.28	$10.76	$10.53	$10.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (A)	0.04		0.01	0.01	0.03	0.01

Net realized and unrealized gain (loss) on investments	(0.07)		(0.14)	0.52	0.22	(0.42)

Total from investment operations	(0.03)		(0.13)	0.53	0.25	(0.41)

LESS DISTRIBUTIONS:

From net investment income	(0.05)		(0.01)	(0.01)	(0.02)	(0.01)

From net realized gains on investments	(0.19)		(0.27)	-	-	-

Return of Capital	(0.00)	*	-	-	-	-

Total distributions	(0.24)		(0.28)	(0.01)	(0.02)	(0.01)

Net asset value, end of year	$10.60		$10.87	$11.28	$10.76	$10.53

Total return (B)(C)	(0.10)%		(1.22)%	4.91%	2.36%	(3.75)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$14,500		$27,716	$30,426	$36,486	$26,378

Ratios to average net assets

Expenses, before waiver and reimbursement	1.69%		1.70%	1.59%	1.59%	1.56%

Expenses, net waiver and reimbursement (D)	1.65%		1.65%	1.54%	1.54%	1.51%

Net investment income (loss), before waiver and reimbursement	0.37%		0.08%	0.03%	0.20%	0.08%

Net investment income (loss), net waiver and reimbursement (D)	0.42%		0.13%	0.08%	0.25%	0.13%
Portfolio turnover rate	167%		56%	118%	45%	75%

* Amount is less than $0.005 per share

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019		For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015

Net asset value, beginning of year	$10.51		$10.99	$10.55	$10.39		$10.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss (A)	(0.03)		(0.07)	(0.07)	(0.06)		(0.06)

Net realized and unrealized gain (loss) on investments	(0.07)		(0.14)	0.51	0.22	(B)	(0.42)

Total from investment operations	(0.10)		(0.21)	0.44	0.16		(0.48)

LESS DISTRIBUTIONS:

From net investment income	(0.01)		-	-	-		-

From net realized gains on investments	(0.19)		(0.27)	-	-		-

Return of Capital	(0.00)	*	-	-	-		-

Total distributions	(0.20)		(0.27)	-	-		-

Net asset value, end of year	$10.21		$10.51	$10.99	$10.55		$10.39

Total return (C)(D)	(0.82)%		(1.97)%	4.17%	1.54%		(4.42)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$2,388		$3,176	$3,006	$3,028		$3,330

Ratios to average net assets

Expenses, before waiver and reimbursement	2.44%		2.45%	2.34%	2.32%		2.30%

Expenses, net waiver and reimbursement (E)	2.40%		2.40%	2.29%	2.28%		2.25%

Net investment loss, before waiver and reimbursement	(0.34%)		(0.67%)	(0.73%)	(0.61%)		(0.60%)

Net investment loss, net waiver and reimbursement (E)	(0.29%)		(0.62%)	(0.68%)	(0.56%)		(0.55%)

Portfolio turnover rate	167%		56%	118%	45%		75%

* Amount is less than $0.005 per share

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect redemption fee.

(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2019		For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015

Net asset value, beginning of year	$10.94		$11.34	$10.81	$10.56	$10.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (A)	0.08		0.04	0.03	0.05	0.04

Net realized and unrealized gain (loss) on investments	(0.09)		(0.15)	0.53	0.23	(0.42)

Total from investment operations	(0.01)		(0.11)	0.56	0.28	(0.38)

LESS DISTRIBUTIONS:

From net investment income	(0.07)		(0.02)	(0.03)	(0.03)	(0.02)

From net realized gains on investments	(0.19)		(0.27)	-	-	-

Return of Capital	(0.00)	*	-	-	-	-

Total distributions	(0.26)		(0.29)	(0.03)	(0.03)	(0.02)

Net asset value, end of year	$10.67		$10.94	$11.34	$10.81	$10.56

Total return (B,C)	0.11%		(0.96)%	5.19%	2.61%	(3.50)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$3,182		$3,012	$2,197	$1,593	$1,573

Ratios to average net assets

Expenses, before waiver and reimbursement	1.44%		1.45%	1.34%	1.32%	1.31%

Expenses, net waiver and reimbursement (D)	1.40%		1.40%	1.29%	1.28%	1.26%

Net investment income, before waiver and reimbursement	0.70%		0.33%	0.27%	0.41%	0.32%

Net investment income, net waiver and reimbursement (D)	0.75%		0.38%	0.32%	0.46%	0.38%
Portfolio turnover rate	167%		56%	118%	45%	75%

*	Amount is less than $0.005 per share

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return represents aggregate total return based on Net Asset Value.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

September 30, 2019

Timothy Plan Family of Funds

Note 1 | Significant Accounting Policies

The Timothy Plan (the “Trust”) is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of September 30, 2019, the Trust consisted of fifteen series. These financial statements include the following thirteen series: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund and Timothy Plan Growth & Income Fund (the “Funds”). The Funds are diversified funds except for the Timothy Plan Defensive Strategy Fund which is a non-diversified fund.

The Timothy Plan Aggressive Growth Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations and investing in the securities of a limited number of companies which the Fund’s Advisor believes show a high probability for superior growth.

The Timothy Plan International Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depositary Receipts (“ADRs”) without regard to market capitalization, investing its assets in the ADRs of companies which the Fund’s Advisor believes show a high probability for superior growth, and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Timothy Plan Large/Mid Cap Growth Fund’s investment objective is long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations in excess of $2 billion.

The Timothy Plan Small Cap Value Fund’s primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing at least 80% of the Fund’s total assets in U.S. stocks with market capitalizations that fall within the range of companies included in the Russell 2000 Index.

The Timothy Plan Large/Mid Cap Value Fund’s investment objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing in U.S. common stocks. The Fund will invest at least 80% of its assets in the common stock of companies whose total market capitalization generally exceeds $2 billion.

The Timothy Plan Fixed Income Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities.

The Timothy Plan High Yield Bond Fund’s investment objective is to generate a high level of current income. To achieve its investment objective, the Fund normally invests in a diversified portfolio of high yield fixed income securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally purchase securities that are not investment-grade, meaning securities with a rating of “BBB” or lower as rated by Standard and Poor’s or a comparable rating by another nationally recognized rating agency. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Timothy Plan Israel Common Values Fund seeks to provide long-term growth of capital. This Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in Israel through the purchase of American Depositary Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Defensive Strategies Fund’s investment objective is the protection of principal through aggressive, proactive reactions to prevailing economic conditions. To achieve its investment objective, the Fund normally invests in Real Estate Investment Trusts (“REITs”), commodities based Exchange-Traded Funds (“ETFs”), Treasury Inflation Protected Securities (“TIPS”), and currently holds gold and silver bullion.

The Timothy Plan Strategic Growth Fund seeks to generate medium to high levels of long-term capital growth. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 0-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 0-20% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 0-20% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 0-20% of its net assets in the Timothy Plan International Fund; approximately 0-10% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 5-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-10% of its net assets in the Timothy Plan Emerging Markets Fund; approximately 0-25% of its net assets in the Timothy Plan Growth & Income Fund; and approximately 0-20% of its net assets in the Timothy Fixed Income Fund; approximately 0-40% of its net assets in the Timothy Plan U.S. Large Cap Core ETF; approximately 0-20% of its net assets in the Timothy

Notes to Financial Statements

September 30, 2019 (Continued)

Timothy Plan Family of Funds

Plan High Dividend Stock ETF; approximately 0-30% of its net assets in the Timothy Plan International ETF; approximately 0-20% of its net assets in the Timothy Plan Small Cap Core ETF.

The Timothy Plan Conservative Growth Fund seeks to generate moderate levels of long-term capital growth with a secondary objective of current income. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 0-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 0-15% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 0-15% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 0-5% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 0-20% of its net assets in the Timothy Plan International Fund; approximately 20%-40% of its net assets in the Timothy Plan Fixed Income Fund; approximately 5-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-10% of its net assets in the Timothy Plan Emerging Markets Fund; and approximately 0-30% of its net assets in the Timothy Plan Growth & Income Fund; approximately 0-30% of its net assets in the Timothy Plan U.S. Large Cap Core ETF; approximately 0-25% of its net assets in the Timothy Plan High Dividend Stock ETF; approximately 0-25% of its net assets in the Timothy Plan International ETF; approximately 0-15% of its net assets in the Timothy Plan Small Cap Core ETF..

The Timothy Plan Emerging Markets Fund commenced operations on December 3, 2012. The Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in equity securities of companies that are either located in emerging markets or that have at least more than 50% of their assets or revenue derived from emerging markets. These companies may have market capitalizations of any size.

The Timothy Plan Growth & Income Fund commenced operations on October 1, 2013. The Fund’s investment objective is to provide total return through a combination of growth and income and preservation of capital in declining markets. To achieve its goals, the Fund primarily invests in equity securities of foreign and domestic companies that the Advisor believes are undervalued, and in fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Funds are an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

A.    SECURITY VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value as described in Note 2.

B.    INVESTMENT INCOME AND SECURITIES TRANSACTIONS

Security transactions are accounted for on the date the securities are purchased or sold (trade date). The costing method for the Timothy Plan Funds is specific identification. Dividend income is recognized on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Timothy Plan Aggressive Growth Fund, Large/Mid Cap Value Fund, Israel Common Values Fund, Small Cap Value Fund, Defensive Strategies Fund, Emerging Markets Fund and Growth & Income Fund have made certain investments in REITs. Dividend income from REITs is recognized on the ex-dividend date. It is common for distributions from REITs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

C.    FOREIGN TAXES

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

D.    FOREIGN CURRENCY

Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Notes to Financial Statements

September 30, 2019 (Continued)

Timothy Plan Family of Funds

E.    GOLD/SILVER RISK FACTORS

There is a risk that some or all of the Trust’s gold and silver bars held by the custodian or any sub-custodian on behalf of the Trust could be lost, damaged or stolen. Access to the Trust’s gold and silver bars could be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). Any of these events may adversely affect the operations of the Trust and, consequently, an investment in the fund shares.

Several factors may affect the price of gold and silver, including but not limited to:

•	Global or regional political, economic or financial events and situations;
•	Investors’ expectations with respect to the rate of inflation;
•	Currency exchange rates;
•	Interest rates; and
•	Investment and trading activities of hedge funds and commodity funds.

F.    NET ASSET VALUE PER SHARE

The Net Asset Value (“NAV”) per share of the capital stock of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The NAV is calculated separately for each class of each Fund in the Trust. The net asset value of the classes may differ because of different fees and expenses charged to each class.

G.    EXPENSES

Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board of Trustees (the “Board”).

H.    CLASSES

There are three classes of shares currently offered by all Funds in the Trust, except Strategic Growth Fund and Conservative Growth Fund: Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year and ongoing service and distribution fees; Class I shares, which commenced operations on August 1, 2013, are offered without any sales charges or ongoing service distribution fees.

Class specific expenses are borne by each specific class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

I.     USE OF ESTIMATES

In the preparation of financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the year ended. Actual results could differ from those estimates.

J.    FEDERAL INCOME TAXES

It is the policy of each Fund to continue to comply with all requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income or gains. Therefore, no federal income tax or excise provision is required.

As of September 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2019, the Funds did not incur any interest or penalties. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

K.    INDEMNIFICATION

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

L.    DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or Net Asset Values (NAVs) per share of the Funds.

Notes to Financial Statements

September 30, 2019 (Continued)

Timothy Plan Family of Funds

Permanent book and tax differences, primarily attributable to the book/tax treatment of net operating losses, the expiration of capital loss carry forwards, adjustments for equalization debits, and the reclassification of Fund distributions resulted in reclassifications for the Funds for the fiscal year ended September 30, 2019 as follows:

Fund	Paid In Capital	Accumulated Earnings (Losses)
Aggressive Growth Fund	$(348,559)	$348,559
International Fund	(844,129)	844,129
Large/Mid Cap Growth Fund	(272,390)	272,390
Small Cap Value Fund	-	-
Large/Mid Cap Value Fund	-	-
Fixed Income Fund	-	-
High Yield Bond Fund	-	-
Israel Common Values Fund	190,665	(190,665)
Defensive Strategies Fund	3,503	(3,503)
Strategic Growth Fund	-	-
Conservative Growth Fund	330	(330)
Emerging Markets Fund	-	-
Growth & Income Fund	-	-

M. SUB-CUSTODIAN

Effective May 22, 2015, the Timothy Plan Family of Funds entered into a precious metals storage agreement with Brink’s Global Services U.S.A., Inc. to maintain the custody of the gold and silver held in the Timothy Plan Defensive Strategies Fund.

Note 2 | Security Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

VALUATION OF FUND OF FUNDS

A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the Board of Trustees of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

EXCHANGE TRADED FUNDS

The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

OPTIONS TRANSACTIONS –The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an

Notes to Financial Statements

September 30, 2019 (Continued)

Timothy Plan Family of Funds

option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Funds’ portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

There were no options held at September 30, 2019, and there were no options transactions for the year ended September 30, 2019.

The Trust utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

●Level	1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
●Level

2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●Level

3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Each Fund generally determines the total value of each class of its shares by using market prices for the securities comprising its portfolio. Equity securities, including common stock, ADRs, REITs, LPs, LLCs, PLCs, GDRs and NVDRs are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub- Advisor believes such prices more accurately reflect the fair value of such securities. Securities including ETFs, that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Equity securities traded on inactive markets or valued by reference to similar instruments are categorized as a Level 2. When market quotations are not readily available, when the Advisor or Sub-Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review by the Board of Trustees (“Board”). These securities will generally be categorized as Level 3 securities. Foreign investments are not fair valued using fair value triggers.

Investments in alternative investments, such as gold and silver bars, are valued at the spot rate at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, government mortgage-backed securities, U.S. government notes and bonds, U.S. government agency securities and treasury inflation protected securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor or Sub-Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) may be valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The Board has delegated to the Advisor and/or Sub- Advisors responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor or Sub-Advisor will use its best efforts to arrive at the fair value of a security held by the Fund

Notes to Financial Statements

September 30, 2019 (Continued)

Timothy Plan Family of Funds

under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Board has adopted written policies and procedures to guide the Advisor and Sub-Advisors with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2019:

Aggressive Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$23,087,915	$-	$-	$23,087,915
REITs	365,918	-	-	365,918
Money Market Fund	2,164,844	-	-	2,164,844
Total	$25,618,677	$-	$-	$25,618,677

International Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$85,647,752	$1,188,760	$-	$86,836,512
Money Market Fund	2,083,856	-	-	2,083,856
Total	$87,731,608	$1,188,760	$-	$88,920,368

Large/Mid Cap Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$63,745,619	$-	$-	$63,745,619
Exchange Traded Fund	18,399,168	-	-	18,399,168
Money Market Fund	4,086,671	-	-	4,086,671
Total	$86,231,458	$-	$-	$86,231,458

Small Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$125,272,918	$-	$-	$125,272,918
REITs	17,747,809	-	-	17,747,809
Money Market Fund	2,250,799	-	-	2,250,799
Total	$145,271,526	$-	$-	$145,271,526

Large/Mid Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$148,006,120	$-	$-	$148,006,120
Exchange Traded Funds	47,003,904	-	-	47,003,904
REITs	7,916,562	-	-	7,916,562
Money Market Fund	401,169	-	-	401,169
Total	$203,327,755	$-	$-	$203,327,755

Fixed Income Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$30,115,160	$-	$30,115,160
Government Mortgage-Backed Securities	-	23,696,704	-	23,696,704
Government Notes & Bonds	-	45,387,946	-	45,387,946
Money Market Fund	2,735,949	-	-	2,735,949
Total	$2,735,949	$99,199,810	$-	$101,935,759

High Yield Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$57,818,910	$-	$57,818,910
Money Market Fund	3,258,394	-	-	3,258,394
Total	$3,258,394	$57,818,910	$-	$61,077,304

Notes to Financial Statements

September 30, 2019 (Continued)

Timothy Plan Family of Funds

Israel Common Values Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$75,074,040	$-	$-	$75,074,040
REITs	1,222,337	-	-	1,222,337
Money Market Fund	4,120,607	-	-	4,120,607
Total	$80,416,984	$-	$-	$80,416,984

Defensive Strategies Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$8,055,922	$-	$-	$8,055,922
REITs	7,885,210	-	-	7,885,210
Corporate Bonds	-	947,005	-	947,005
Treasury Inflation Protected Securities (TIPS)	-	10,911,358	-	10,911,358
Alternative Investments	9,046,593	-	-	9,046,593
Money Market Fund	3,939,988	-	-	3,939,988
Total	$28,927,713	$11,858,363	$-	$40,786,076

Strategic Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$9,125,920	$-	$-	$9,125,920
Mutual Funds	25,372,945	-	-	25,372,945
Money Market Fund	1,153,329	-	-	1,153,329
Total	$35,652,194	$-	$-	$35,652,194

Conservative Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$9,243,657	$-	$-	$9,243,657
Mutual Funds	34,389,477	-	-	34,389,477
Money Market Fund	2,614,768	-	-	2,614,768
Total	$46,247,902	$-	$-	$46,247,902

Emerging Markets Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$13,771,599	$1,395,117	$-	$15,166,716
Preferred Stock	931,354	483,431	-	1,414,785
REITs	1,851,454	-	-	1,851,454
Money Market Fund	998,023	-	-	998,023
Total	$17,552,430	$1,878,548	$-	$19,430,978

Growth & Income Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$3,315,793	$-	$3,315,793
Government Mortgage-Backed Securities	-	2,313,104	-	2,313,104
Government Notes, Bonds & Agencies	-	2,110,219	-	2,110,219
Exchange Traded Fund	12,155,517	-	-	12,155,517
Money Market Fund	562,954	-	-	562,954
Total	$12,718,471	$7,739,116	$-	$20,457,587

Refer to the Schedules of Investments for industry classifications.

The Funds did not hold any Level 3 securities during the period presented. There were transfers into Level 2 during the current period presented. It is the Trust’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

International Fund

	Common Stock	Total
Transfer into Level 2 from Level 1	$1,188,760	$1,188,760

The reason for transfers is while observable inputs were used to value these investments, there were no observable trades for these securities at September 30, 2019.

Notes to Financial Statements

September 30, 2019 (Continued)

Timothy Plan Family of Funds

Note 3 | Purchases and Sales of Securities

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended September 30, 2019:

	Purchases		Sales
Fund	U.S. Gov’t Obligations	Other	U.S. Gov’t Obligations	Other
Aggressive Growth	$-	$19,009,630	$-	$22,795,780
International	-	24,154,983	-	35,140,635
Large/Mid Cap Growth *	-	36,792,613	-	49,486,879
Small Cap Value	-	89,625,697	-	102,557,962
Large/Mid Cap Value *	-	104,734,214	-	129,111,091
Fixed Income	46,932,691	15,974,116	30,872,427	13,885,384
High Yield Bond	-	42,081,694	-	39,452,096
Israel Common Values	-	25,765,892	-	14,504,403
Defensive Strategies	-	13,965,533	-	27,416,541
Strategic Growth *	-	17,452,237	-	19,231,955
Conservative Growth *	-	18,812,543	-	23,278,152
Emerging Markets	-	7,967,199	-	7,858,170
Growth & Income *	13,722,904	25,203,681	26,780,764	24,875,951

* The security transactions are inclusive of purchases and sales of affiliated funds.

Note 4 | Investment Advisory Agreement and Transactions with Service Providers

Timothy Partners, Ltd., (“TPL”) is the investment advisor for the Funds pursuant to an investment advisory agreement (the “Agreement”) that was renewed by the Board on February 21, 2019. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. Under the terms of the Agreement, as amended, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 1.20% of the average daily net assets of the Timothy Plan Emerging Markets Fund; 1.00% of the average daily net assets of the Timothy Plan International Fund and Timothy Plan Israel Common Values Fund; 0.85% of the average daily net assets of the Timothy Plan Aggressive Growth, the Timothy Plan Small Cap Value, the Timothy Plan Large/Mid Cap Growth, the Timothy Plan Growth & Income and the Timothy Plan Large/Mid Cap Value Funds; 0.60% of the average daily net assets of the Timothy Plan Fixed Income, the Timothy Plan High Yield Bond, and the Timothy Plan Defensive Strategies Funds; and 0.65% of the average daily net assets of the Timothy Plan Conservative Growth and the Timothy Plan Strategic Growth Funds. TPL has voluntarily agreed to reduce the fee it receives from the Emerging Markets Fund to 1.15%; from the International Fund to 0.95%; from the Large/Mid Cap Growth Fund and the Growth & Income Fund to 0.80%; from the Small Cap Value Fund and the Aggressive Growth Fund to 0.75%; from the High Yield Bond Fund and the Defensive Strategies Fund to 0.55%; and from the Fixed Income Fund to 0.40%. Effective March 1, 2019, Timothy Plan Large/Mid Cap Value Fund agreed to voluntarily increase the fee from 0.70% to 0.75%. Effective September 6, 2019, Timothy Plan Growth & Income Fund agreed to voluntarily decrease the fee from 0.80% to 0.50%. From January 1, 2019 through February 28, 2019 the Advisor did not waive fees for any of the Funds. Such voluntary fee reductions/reimbursements may be authorized by TPL at any time, but such action shall not obligate TPL to waive any fees in the near future. Such voluntary fee reductions/reimbursements are not subject to future recoupment. An officer and trustees of the Funds is also an officer and owner of the Advisor.

For the year ended September 30, 2019, TPL waived advisory fees for the Funds as follows:

Fund	Year Ended September 30, 2019
Aggressive Growth Fund	$22,439
International Fund	39,588
Large/Mid Cap Growth Fund	36,904
Small Cap Value Fund	121,813
Large/Mid Cap Value Fund	205,161
Fixed Income Fund	143,845
High Yield Bond Fund	23,167
Defensive Strategies Fund	18,051
Emerging Markets Fund	9,101
Growth & Income Fund	11,640

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Fees are billed monthly as follows:

Notes to Financial Statements

September 30, 2019 (Continued)

Timothy Plan Family of Funds

Fund Accounting and Fund Administration Fees:

Fund Complex Base annual fee:

25 basis points (0.25%) on the first $200 million of net assets

15 basis points (0.15%) on the next $200 million of net assets;

8 basis points (0.08%) on the next $600 million of net assets; and

6 basis points (0.06%) on net assets greater than $1 billion.

Transfer agency fees for the Funds are combined with the Fund Accounting and Fund Administration fees under the Trust’s agreement with GFS. Therefore, there is no separate base annual fee per Fund or share class.

The Timothy Plan Aggressive Growth, Timothy Plan International, Timothy Plan Large/Mid Cap Growth, Timothy Plan Small Cap Value, Timothy Plan Large/Mid Cap Value, Timothy Plan Fixed Income, Timothy Plan High Yield Bond, Timothy Plan Defensive Strategies, Timothy Plan Israel Common Values, Timothy Plan Emerging Markets, and Timothy Plan Growth & Income Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Under the Class A Plan, the Funds will pay TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares. Class I shares are not subject to the shareholder services plan.

The Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Class A shares of the Funds do not impose a service fee. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 0.75%, payable monthly to outside broker/dealers, of the average daily net assets attributable to such class of shares.

For the year ended September 30, 2019, the Funds paid TPL under the terms of the Plans as follows:

Fund	12b-1 Fees

Year Ended September 30, 2019
Aggressive Growth	$87,339
International	189,821
Large/Mid Cap Growth	261,067
Small Cap Value	359,535
Large/Mid Cap Value	586,464
Fixed Income	273,214
High Yield Bond	122,194
Israel Common Values	196,467
Defensive Strategies	131,849
Strategic Growth	34,887
Conservative Growth	54,430
Emerging Markets	63,619
Growth & Income	84,168

TPL also serves as the principal underwriter of the Funds’ shares. An officer and trustees of the Funds are also officers of the principal underwriter. For the year ended September 30, 2019, TPL received sales charges deducted from the proceeds of sales of Class A capital shares and CDSC fees deducted from the redemption of Class C capital shares as follows:

Fund	Sales Charges (Class A)	CDSC Fees (Class C)
Aggressive Growth	$7,864	$1,067
International	9,114	601
Large/Mid Cap Growth	22,608	2,284
Small Cap Value	25,245	1,049
Large/Mid Cap Value	34,743	3,481
Fixed Income	10,437	2,903
High Yield Bond	8,526	481
Israel Common Values	17,849	965
Defensive Strategies	8,249	892
Strategic Growth	10,638	185
Conservative Growth	8,523	1,698
Emerging Markets	4,542	410
Growth & Income	6,277	1,444

Notes to Financial Statements

September 30, 2019 (Continued)

Timothy Plan Family of Funds

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Note 5 | Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates the presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. At September 30, 2019, there were no shareholders with ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund.

Certain Timothy Plan Funds own shares of other Timothy Plan Funds. U.S. Bank, N.A., custodian of the Timothy Plan Funds, holds these shares in omnibus accounts, some of which are controlled by National Financial Services, Inc. The following shows the percentage of each Timothy Plan Fund that is held by U.S. Bank, N.A., as custodian of the Timothy Plan Funds. These accounts can be considered affiliated to the Timothy Plan.

Fund - Class A	% of Fund Owned by Other Timothy Plan Funds
Aggressive Growth	12.42%
International	28.02%
Small Cap Value	3.98%
Fixed Income	39.31%
High Yield Bond	15.54%
Israel Common Values	9.86%
Defensive Strategies	24.56%
Emerging Markets	40.84%

Note 6 | Underlying Investment in Other Investment Companies

The Conservative Growth Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Timothy Plan Fixed Income Fund (the “Security”). The Fund may redeem its investments from the Security at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the Security. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the Security’s N-CSRs available at www.sec.gov. As of September 30, 2019, 38.8% of the Conservative Growth Fund’s net assets were invested in the Timothy Plan Fixed Income Fund.

The Growth & Income Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Timothy Plan High Dividend Stock ETF (the “ETF”). The Fund may redeem its investments from the ETF at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the ETF. The annual report of the ETF, along with the report of the independent registered public accounting firm is included in the Security’s N-CSRs available at www.sec.gov. As of September 30, 2019, 60.6% of the Growth & Income Fund’s net assets were invested in the Timothy Plan High Dividend Stock ETF.

Note 7 | Investments in Affiliated Companies

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor.

James Investment Partners is the sponsor to the James Biblically Responsible Investment ETF and, as such, is an affiliate.

The Timothy Plan Large/Mid Cap Growth Fund, Large/Mid Cap Value Fund, Strategic Growth Fund, Conservative Growth Fund and Growth & Income Fund had the following transactions during the year ended September 30, 2019, with affiliates:

Large/Mid Cap Growth	Year Ended September 30, 2019

Fund	Balance September 30, 2018	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)	Fair Value September 30, 2019
Timothy Plan U.S. Large Cap Core ETF	$-	$18,061,200	$-	$73,074	$-	$337,968	$18,399,168

Notes to Financial Statements

September 30, 2019 (Continued)

Timothy Plan Family of Funds

Large/Mid Cap Value	Year Ended September 30, 2019
Fund	Balance September 30, 2018	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)	Fair Value September 30, 2019
Timothy Plan High Dividend Stock ETF	$-	$22,986,200	$-	$209,788	$-	$507,656	$23,493,856
Timothy Plan U.S. Large Cap Core ETF	-	23,078,200	-	93,372	-	431,848	23,510,048
Total				$303,160	$-	$939,504	$47,003,904

Strategic Growth	Year Ended September 30, 2019
						Net Change in
	Balance			Dividends	Amount of Gain	Unrealized	Fair Value
	September 30,			Credited to	(Loss) Realized on	Appreciation	September 30,
Fund	2018	Purchases	Sales	Income	Sale of Shares*	(Depreciation)	2019
Aggressive Growth	$2,123,602	$223,481	$942,725	$2,862	$181,742	$(423,968)	$1,041,884
International	7,533,228	443,262	621,096	77,840	9,625	(493,099)	6,871,920
Large/Mid Cap Growth	3,869,816	356,854	3,942,450	-	462,713	(567,253)	-
Small Cap Value	2,292,304	366,022	834,953	62,394	191,443	(377,313)	1,437,598
Large/Mid Cap Value	4,209,704	461,636	4,313,998	30,450	426,489	(454,602)	-
Fixed Income	1,950,425	5,208,497	454,988	66,373	(11,371)	222,954	6,915,517
High Yield Bond	2,527,231	104,035	744,009	85,059	(64,491)	131,652	1,954,418
Israel Common Values	1,918,799	33,401	355,042	-	87,196	152,341	1,824,888
Defensive Strategies	4,673,014	200,351	2,082,577	67,041	124,583	(49,276)	2,823,419
Emerging Markets	2,736,063	170,387	433,618	20,286	55,623	(25,154)	2,503,301
Growth & Income	3,654,003	122,074	3,643,994	31,782	(13,268)	(80,026)	-
Timothy Plan High Dividend Stock ETF	-	3,435,408	425,034	17,114	(2,579)	56,621	3,064,416
Timothy Plan U.S. Large Cap Core ETF	-	6,326,828	437,470	19,304	12,084	160,062	6,061,504
Total				$480,505	$1,459,789	$(1,747,061)	$34,498,865
*Includes capital gain distributions from affiliated funds

Conservative Growth	Year Ended September 30, 2019
						Net Change in
	Balance			Dividends	Amount of Gain	Unrealized	Fair Value
	September 30,			Credited to	(Loss) Realized on	Appreciation	September 30,
Fund	2018	Purchases	Sales	Income	Sale of Shares*	(Depreciation)	2019
Aggressive Growth	$2,046,709	$262,925	$1,031,227	$2,782	$223,355	$(486,029)	$898,620
International	5,375,945	436,671	686,733	56,133	23,993	(368,455)	4,781,421
Large/Mid Cap Growth	3,846,334	350,370	3,895,433	-	537,378	(658,182)	-
Small Cap Value	2,531,545	470,177	1,164,931	69,653	252,753	(472,118)	1,394,328
Large/Mid Cap Value	4,311,072	469,191	4,391,149	31,515	492,476	(540,903)	-
Fixed Income	12,665,871	6,016,047	1,612,289	246,386	(126,263)	923,857	17,867,223
High Yield Bond	3,349,233	116,940	1,027,326	111,170	(55,257)	141,886	2,525,476
Israel Common Values	1,780,089	15,340	350,313	-	111,058	105,519	1,650,624
Defensive Strategies	5,676,984	146,651	2,660,006	82,291	125,331	(44,275)	3,192,294
Emerging Markets	2,331,129	163,684	444,071	17,465	95,695	(66,946)	2,079,491
Growth & Income	4,842,505	94,123	4,756,298	42,171	(18,116)	(110,266)	-
Timothy Plan High Dividend Stock ETF	-	3,426,478	670,053	18,409	(4,066)	41,367	2,793,726
Timothy Plan U.S. Large Cap Core ETF	-	6,843,945	588,322	21,119	16,251	178,057	6,449,931
Total				$699,094	$1,674,588	$(1,356,488)	$43,633,134
*Includes capital gain distributions from affiliated funds

Growth & Income	Year Ended September 30, 2019
						Net Change in
	Balance				Amount of Gain	Unrealized	Fair Value
	September 30,			Dividends Credited	(Loss) Realized on	Appreciation	September 30,
Fund	2018	Purchases	Sales	to Income	Sale of Shares	(Depreciation)	2019
James Biblically Responsible Investment ETF	$113,310	$-	$98,149	$937	$(14,046)	$(1,115)	$-
Timothy Plan High Dividend Stock ETF	-	18,404,298	6,577,481	129,672	56,396	272,304	12,155,517
Total				$130,609	$42,350	$271,189	$12,155,517

Notes to Financial Statements

September 30, 2019 (Continued)

Timothy Plan Family of Funds

Note 8 | Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at September 30, 2019, were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Aggressive Growth	$22,248,301	$4,458,267	$(1,087,891)	$3,370,376
International	80,656,541	12,916,958	(4,653,131)	8,263,827
Large/Mid Cap Growth	73,369,029	14,865,840	(2,003,411)	12,862,429
Small Cap Value	142,373,174	14,817,846	(11,919,494)	2,898,352
Large/Mid Cap Value	182,236,544	29,300,917	(8,209,706)	21,091,211
Fixed Income	99,619,117	2,586,134	(269,492)	2,316,642
High Yield Bond	59,958,989	1,803,391	(685,076)	1,118,315
Israel Common Values	60,984,626	22,222,801	(2,790,443)	19,432,358
Defensive Strategies	39,851,312	3,597,348	(2,662,584)	934,764
Strategic Growth	34,546,111	1,314,457	(208,374)	1,106,083
Conservative Growth	45,122,429	1,302,687	(177,214)	1,125,473
Emerging Markets	22,956,873	874,495	(4,400,390)	(3,525,895)
Growth & Income	20,003,503	454,898	(814)	454,084

Note 9 | Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended September 30, 2019 and the fiscal year ended September 30, 2018 were as follows:

	Aggressive Growth	International *	Large/Mid Cap Growth	Small Cap Value

Year ended September 30, 2019
Ordinary Income	$43,474	$1,317,512	$-	$4,515,051
Long-term Capital Gains	1,818,259	-	4,465,675	14,010,024
Return of Capital	424	-	-	-

	$1,862,157	$1,317,512	$4,465,675	$18,525,075

Year ended September 30, 2018
Ordinary Income	$-	$2,275,886	$-	$2,201,065
Long-term Capital Gains	-	-	2,294,405	10,506,372

	$-	$2,275,886	$2,294,405	$12,707,437

	Large/Mid Cap Value	Fixed Income	High Yield Bond	Israel Common Values*	Defensive Strategies

Year ended September 30, 2019
Ordinary Income	$1,656,902	$1,475,208	$2,290,049	$338,491	$655,005
Long-term Capital Gains	17,999,454	-	-	362,645	451,837

	$19,656,356	$1,475,208	$2,290,049	$701,136	$1,106,842

Year ended September 30, 2018
Ordinary Income	$2,005,692	$1,374,685	$2,303,749	$651,092	$71,849
Long-term Capital Gains	12,222,087	-	-	-	-
Return of Capital	-	-	-	190,665	-

	$14,227,779	$1,374,685	$2,303,749	$841,757	$71,849

	Strategic Growth	Conservative Growth	Emerging Markets*	Growth & Income Fund

Year ended September 30, 2019
Ordinary Income	$-	$-	$254,757	$328,500
Long-term Capital Gains	122,381	1,113,055	-	363,977
Return of Capital	-	-	-	7,989

	$122,381	$1,113,055	$254,757	$700,466

Year ended September 30, 2018
Ordinary Income	$-	$-	$189,144	$24,002
Long-term Capital Gains	-	168,976	-	861,134

	$-	$168,976	$189,144	$885,136

Notes to Financial Statements

September 30, 2019 (Continued)

Timothy Plan Family of Funds

* The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $101,963, $329,510, and $216,896 for fiscal year ended September 30, 2019 for the Emerging Markets, Israel Common Values, and International Funds, respectively, and $56,576, $243,253, and $289,368 for the fiscal year ended September 30, 2018 for the Emerging Markets, Israel Common Values, and International Funds, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes.

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund

Undistributed Ordinary Income	$-	$719,040	$-	$435,080
Long-Term Capital Gains	-	-	3,702,331	5,092,154
Capital Loss Carry Forward	(139,560)	(883,643)	-	-
Post October and Other Losses	(678,025)	(4,181,929)	(272,291)	-
Unrealized Appreciation (Depreciation)	3,370,376	8,263,839	12,862,429	2,898,352

	$2,552,791	$3,917,307	$16,292,469	$8,425,586

	Large/Mid Cap Value Fund	Fixed Income Fund	High Yield Bond Fund	Israel Common Values Fund

Undistributed Ordinary Income	$964,884	$393,539	$72,174	$394,455
Long-Term Capital Gains	23,465,492	-	-	-
Capital Loss Carry Forward	-	(1,510,987)	(1,229,861)	-
Post October and Other Losses	-	(102,089)	(100,729)	(529,025)
Unrealized Appreciation (Depreciation)	21,091,211	2,316,642	1,118,315	19,432,689

	$45,521,587	$1,097,105	$(140,101)	$19,298,119

	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Emerging Markets Fund

Undistributed Ordinary Income	$530,950	$-	$96,081	$802,073
Long-Term Capital Gains	593,316	1,336,145	1,589,423	29,639
Capital Loss Carry Forward	-	-	-	-
Post October and Other Losses	-	(75,597)	-	-
Unrealized Appreciation (Depreciation)	934,521	1,106,083	1,125,473	(3,526,609)

	$2,058,787	$2,366,631	$2,810,977	$(2,694,897)

	Growth & Income Fund

Undistributed Ordinary Income	$-
Long-Term Capital Gains	-
Capital Loss Carry Forward	(308,394)
Post October and Other Losses	(113,042)
Unrealized Appreciation (Depreciation)	454,053

	$32,617

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open forward currency contracts and passive foreign investment companies, and adjustments for C-Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $331, $12, $(243), $(714) and $(31) for the Israel Common Values, International, Defensive Strategies, Emerging Markets, and Growth & Income Funds, respectively.

Note 10 | Capital Loss Carryforwards, Post October and Other Losses

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Fund	Late Year Losses
Aggressive Growth Fund	$165,024
Large/Mid Cap Growth Fund	272,291
Strategic Growth Fund	75,597
Growth & Income Fund	73

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Fund	Post October Losses
Aggressive Growth Fund	$513,001
International Fund	4,181,929
Fixed Income Fund	102,089
High Yield Bond Fund	100,729
Israel Common Values Fund	529,025
Growth & Income Fund	112,969

Notes to Financial Statements

September 30, 2019 (Continued)

Timothy Plan Family of Funds

At September 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, utilized and expired capital loss carryforwards as follows:

	Capital Loss Carry Forward
Fund	Expired	Non-Expiring Short-Term	Non-Expiring Long-Term	Non-Expiring Total	Utilized
Aggressive Growth Fund	$-	$139,560	$-	$139,560	$-
International Fund	844,129	883,643	-	883,643	-
Fixed Income Fund	-	832,168	678,819	1,510,987	-
High Yield Bond Fund	-	190,417	1,039,444	1,229,861	-
Israel Common Values Fund	-	-	-	-	702,224
Emerging Markets Fund	-	-	-	-	254,672
Growth & Income Fund	-	182,803	125,591	308,394	-

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Note 11| NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables— Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

Note 12 | SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial issues were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following.

The Board has determined based on the recommendation of the Timothy Plan Emerging Markets Fund’s Adviser that with respect to the Timothy Plan Emerging Market Fund, that it is in the best interests of the Timothy Plan Emerging Markets Fund and its shareholders that the Timothy Plan Emerging Markets Fund cease operations. The Board has determined to close the Timothy Plan Emerging Markets Fund and redeem all outstanding shares on December 27, 2019.

Note 13 | TAX INFORMATION (Unaudited)

The Strategic Growth and Conservative Growth Funds designate the following for federal income tax purposes for the year ended September 30, 2019:

Strategic Growth Fund	Foreign Taxes paid	Foreign Source Income

Timothy Israel Common Values Fund	$7,453	$31,506
Timothy Emerging Markets Fund	13,017	112,028
Timothy International Fund	16,619	204,224
Conservative Growth Fund	Foreign Taxes paid	Foreign Source Income

Timothy Israel Common Values Fund	$6,742	$28,497
Timothy Emerging Markets Fund	10,813	93,061
Timothy International Fund	11,564	142,097

Notes to Financial Statements

September 30, 2019 (Continued)

Timothy Plan Family of Funds

Note 14| SHAREHOLDER PROXY VOTE

The Trust held a Special Meeting (the “Special Meeting”) of its shareholders of the Timothy Plan Growth and Income Fund on April 29, 2019 for the purpose of approval by the Fund’s shareholders of a new investment sub-advisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) to manage the fixed income allocation of the Fund’s portfolio.

Shares Voted	Shares Voted Against
In Favor	or Abstentions
1,565,491	20,305

Effective May 1, 2019, Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) serves as Investment Manager to the fixed income allocation of the Fund’s investment portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Timothy Plan

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund, and Timothy Plan Growth & Income Fund (the “Funds”), thirteen of the portfolios constituting The Timothy Plan, as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Timothy Partners, Ltd., since 2005.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 27, 2019

COHEN & COMPANY, LTD.

Expense Examples – (Unaudited)

September 30, 2019

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs”, (in dollars) of investing in each Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2019, through September 30, 2019.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

AGGRESSIVE GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2019	9/30/2019	4/1/2019 through 9/30/2019
Actual - Class A *	$1,000.00	$ 998.70	$ 7.27
Hypothetical - Class A **	$1,000.00	$1,017.80	$ 7.33
Actual - Class C *	$1,000.00	$ 995.30	$11.00
Hypothetical - Class C **	$1,000.00	$1,014.04	$11.11
Actual - Class I *	$1,000.00	$1,000.00	$ 6.02
Hypothetical - Class I **	$1,000.00	$1,019.05	$ 6.07

*

Expenses are equal to the Fund’s annualized expense ratio of 1.45% for Class A, 2.20% for Class C and 1.20% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Aggressive Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (0.13)% for Class A, (0.47)% for Class C and 0.00% for Class I for the period of April 1, 2019, to September 30, 2019.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2019

INTERNATIONAL FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2019	9/30/2019	4/1/2019 through 9/30/2019
Actual - Class A *	$1,000.00	$1,013.40	$ 8.23
Hypothetical - Class A **	$1,000.00	$1,016.90	$ 8.24
Actual - Class C *	$1,000.00	$1,009.20	$11.99
Hypothetical - Class C **	$1,000.00	$1,013.14	$12.01
Actual - Class I *	$1,000.00	$1,013.40	$ 6.97
Hypothetical - Class I **	$1,000.00	$1,018.15	$ 6.98

*

Expenses are equal to the Fund’s annualized expense ratio of 1.63% for Class A, 2.38% for Class C and 1.38% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The International Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 1.34% for Class A, 0.92% for Class C, and 1.34% for Class I for the period of April 1, 2019, to September 30, 2019.

**	Assumes a 5% return before expenses.

LARGE/MID CAP GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2019	9/30/2019	4/1/2019 through 9/30/2019
Actual - Class A *	$1,000.00	$1,038.20	$ 7.51
Hypothetical - Class A **	$1,000.00	$1,017.70	$ 7.44
Actual - Class C *	$1,000.00	$1,034.20	$11.32
Hypothetical - Class C **	$1,000.00	$1,013.94	$11.21
Actual - Class I *	$1,000.00	$1,038.70	$ 6.24
Hypothetical - Class I **	$1,000.00	$1,018.95	$ 6.17

*

Expenses are equal to the Fund’s annualized expense ratio of 1.47% for Class A, 2.22% for Class C and 1.22% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 3.82% for Class A, 3.42% for Class C, and 3.87% for Class I for the period of April 1, 2019, to September 30, 2019.

**	Assumes a 5% return before expenses.

SMALL CAP VALUE FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2019	9/30/2019	4/1/2019 through 9/30/2019
Actual - Class A *	$1,000.00	$1,054.10	$ 6.80
Hypothetical - Class A **	$1,000.00	$1,018.45	$ 6.68
Actual - Class C *	$1,000.00	$1,050.30	$10.64
Hypothetical - Class C **	$1,000.00	$1,014.69	$10.45
Actual - Class I *	$1,000.00	$1,055.70	$ 5.51
Hypothetical - Class I **	$1,000.00	$1,019.70	$ 5.42

*

Expenses are equal to the Fund’s annualized expense ratio of 1.32% for Class A, 2.07% for Class C and 1.07% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 5.41% for Class A, 5.03% for Class C, and 5.57% for Class I for the period of April 1, 2019, to September 30, 2019.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2019

LARGE/MID CAP VALUE FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2019	9/30/2019	4/1/2019 through 9/30/2019
Actual - Class A *	$1,000.00	$1,060.70	$ 7.23
Hypothetical - Class A **	$1,000.00	$1,018.05	$ 7.08
Actual - Class C *	$1,000.00	$1,056.30	$11.08
Hypothetical - Class C **	$1,000.00	$1,014.29	$10.86
Actual - Class I *	$1,000.00	$1,061.30	$ 5.94
Hypothetical - Class I **	$1,000.00	$1,019.30	$ 5.82

*

Expenses are equal to the Fund’s annualized expense ratio of 1.40% for Class A, 2.15% for Class C, and 1.15% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 6.07% for Class A, 5.63% for Class C, and 6.13% for Class I for the period of April 1, 2019, to September 30, 2019.

**	Assumes a 5% return before expenses.

FIXED INCOME FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2019	9/30/2019	4/1/2019 through 9/30/2019
Actual - Class A *	$1,000.00	$1,037.20	$ 5.87
Hypothetical - Class A **	$1,000.00	$1,019.30	$ 5.82
Actual - Class C *	$1,000.00	$1,034.00	$ 9.69
Hypothetical - Class C **	$1,000.00	$1,015.54	$ 9.60
Actual - Class I *	$1,000.00	$1,039.30	$ 4.60
Hypothetical - Class I **	$1,000.00	$1,020.56	$ 4.56

*

Expenses are equal to the Fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, and 0.90% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 3.72% for Class A, 3.40% for Class C, and 3.93% for Class I for the period of April 1, 2019, to September 30, 2019.

**	Assumes a 5% return before expenses.

HIGH YIELD BOND FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2019	9/30/2019	4/1/2019 through 9/30/2019
Actual - Class A *	$1,000.00	$1,053.20	$ 6.18
Hypothetical - Class A **	$1,000.00	$1,019.05	$ 6.07
Actual - Class C *	$1,000.00	$1,049.50	$10.02
Hypothetical - Class C **	$1,000.00	$1,015.29	$ 9.85
Actual - Class I *	$1,000.00	$1,054.40	$ 4.89
Hypothetical - Class I **	$1,000.00	$1,020.31	$ 4.81

**

Expenses are equal to the Fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C, and 0.95% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The High Yield Bond Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 5.32% for Class A, 4.95% for Class C, and 5.44% for Class I for the period of April 1, 2019, to September 30, 2019.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2019

DEFENSIVE STRATEGIES FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2019	9/30/2019	4/1/2019 through 9/30/2019
Actual - Class A *	$1,000.00	$1,033.60	$ 7.54
Hypothetical - Class A **	$1,000.00	$1,017.65	$ 7.49
Actual - Class C *	$1,000.00	$1,029.60	$11.35
Hypothetical - Class C **	$1,000.00	$1,013.89	$11.26
Actual - Class I *	$1,000.00	$1,035.40	$ 6.28
Hypothetical - Class I **	$1,000.00	$1,018.90	$ 6.23

*

Expenses are equal to the Fund’s annualized expense ratio of 1.48% for Class A, 2.23% for Class C and 1.23% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Defensive Strategies Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 3.36% for Class A, 2.96% for Class C and 3.54% for Class I for the period of April 1, 2019, to September 30, 2019.

**	Assumes a 5% return before expenses.

STRATEGIC GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2019	9/30/2019	4/1/2019 through 9/30/2019
Actual - Class A *	$1,000.00	$1,033.20	$ 5.61
Hypothetical - Class A **	$1,000.00	$1,019.55	$ 5.57
Actual - Class C *	$1,000.00	$1,030.00	$ 9.41
Hypothetical - Class C **	$1,000.00	$1,015.79	$ 9.35

*

Expenses are equal to the Fund’s annualized expense ratio of 1.10% for Class A and 1.85% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 3.32% for Class A and 3.00% for Class C for the six-month period of April 1, 2019, to September 30, 2019.

**	Assumes a 5% return before expenses.

CONSERVATIVE GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2019	9/30/2019	4/1/2019 through 9/30/2019
Actual - Class A *	$1,000.00	$1,032.90	$ 5.50
Hypothetical - Class A **	$1,000.00	$1,019.65	$ 5.47
Actual - Class C *	$1,000.00	$1,030.10	$ 9.31
Hypothetical - Class C **	$1,000.00	$1,015.89	$ 9.25

*

Expenses are equal to the Fund’s annualized expense ratio of 1.08% for Class A and 1.83% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Conservative Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 3.29% for Class A and 3.01% for Class C for the six-month period of April 1, 2019, to September 30, 2019.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2019

ISRAEL COMMON VALUES FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2019	9/30/2019	4/1/2019 through 9/30/2019
Actual - Class A *	$1,000.00	$1,124.10	$ 9.21
Hypothetical - Class A **	$1,000.00	$1,016.39	$ 8.74
Actual - Class C *	$1,000.00	$1,119.40	$13.18
Hypothetical - Class C **	$1,000.00	$1,012.63	$12.51
Actual - Class I *	$1,000.00	$1,125.20	$ 7.88
Hypothetical - Class I **	$1,000.00	$1,017.65	$ 7.49

*

Expenses are equal to the Fund’s annualized expense ratio of 1.73% for Class A, 2.48% for Class C and 1.48% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Israel Common Values Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 12.41% for Class A, 11.94% for Class C and 12.52% for Class I for the period of April 1, 2019, to September 30, 2019.

**	Assumes a 5% return before expenses.

EMERGING MARKETS FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2019	9/30/2019	4/1/2019 through 9/30/2019
Actual - Class A *	$1,000.00	$ 995.40	$10.85
Hypothetical - Class A **	$1,000.00	$1,014.19	$10.96
Actual - Class C *	$1,000.00	$ 991.80	$14.58
Hypothetical - Class C **	$1,000.00	$1,010.43	$14.72
Actual - Class I *	$1,000.00	$ 996.60	$ 9.61
Hypothetical - Class I **	$1,000.00	$1,015.44	$ 9.70

*

Expenses are equal to the Fund’s annualized expense ratio of 2.17% for Class A, 2.92% for Class C and 1.92% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days to reflect the partial year period). The Emerging Markets Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (0.46)% for Class A, (0.82)% for Class C and (0.34)% for Class I for the period of April 1, 2019, to September 30, 2019.

**	Assumes a 5% return before expenses.

GROWTH & INCOME FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2019	9/30/2019	4/1/2019 through 9/30/2019
Actual - Class A *	$1,000.00	$1,046.10	$ 8.62
Hypothetical - Class A **	$1,000.00	$1,016.65	$ 8.49
Actual - Class C *	$1,000.00	$1,041.50	$12.44
Hypothetical - Class C **	$1,000.00	$1,012.89	$12.26
Actual - Class I ***	$1,000.00	$1,046.20	$ 7.34
Hypothetical - Class I **	$1,000.00	$1,017.90	$ 7.23

*

Expenses are equal to the Fund’s annualized expense ratio of 1.68% for Class A, 2.43% for Class C and 1.43% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Growth & Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 4.61% for Class A, 4.15% for Class C and 4.62% for Class I for the period of April 1, 2019, to September 30, 2019.

**	Assumes a 5% return before expenses.

Officers and Trustees of the Trust (Unaudited)

The Trustees and principal executive officers of the Trust and their principal occupations for the past five years are listed as follows:

INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Arthur D. Ally*	Chairman and President	Indefinite; Trustee and President since 1994	15
1055 Maitland Center Commons
Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1942

President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment Advisor and principal underwriter to each Fund. CFI is also the managing general partner of TPL.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Joseph E. Boatwright**	Trustee, Secretary	Indefinite; Trustee and Secretary since 1995	15
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1930	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Mathew D. Staver**	Trustee	Indefinite; Trustee since 2000	15
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1956

Attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Charles E. Nelson***	Trustee	Indefinite; Trustee since 2000	15
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1934	Certified Public Accountant, semi-retired. Former non-profit industry accounting officer. Former financial executive with commercial bank. Former partner national accounting firm.		None

* Mr. Ally is an “interested” Trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.

** Messrs. Boatwright and Staver are “interested” Trustees, as that term is defined in the 1940 Act, because each has a limited partnership interest in TPL.

***Mr. Nelson is an “interested” Trustee, as that term is defined in the 1940 Act, because he is employed by an affiliate of the Advisor.

Officers and Trustees of the Trust (Unaudited)

(Continued)

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Kenneth Blackwell	Trustee	Indefinite; Trustee since 2011	15
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1948

Currently serving as an independent consultant or Fellow with the Family Research Council and the American Civil Rights Union, and is a Visiting Professor at Liberty University, Lynchburg, VA. Former Secretary of State for the State of Ohio.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Richard W. Copeland	Trustee	Indefinite; Trustee since 2005	15
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1947

Retired Associate Professor Stetson University. Retired Principal of Copeland & Covert, Attorneys at Law; specializing in tax and estate planning. B.A. from Mississippi College, JD from University of Florida and LLM Taxation from University of Miami.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Deborah Honeycutt	Trustee	Indefinite; Trustee since 2010	15
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1947

Dr. Honeycutt is a licensed physician currently serving as Medical Director of Clayton State University Health Services in Morrow, GA, CEO of Minority Health Services in Atlanta, and as a volunteer at Good Shepherd Clinic. Dr. Honeycutt received her B.A. and M.D. at the University of Illinois.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Bill Johnson	Trustee	Indefinite; Trustee since 2005	15
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1946

President (and Founder) of American Decency Association, Freemont, MI since 1999. Previously served as Michigan State Director for American Family Association (1987-1999). Previously a public school teacher for 18 years. B.S. from Michigan State University and a Masters of Religious Education from Grand Rapids Baptist Seminary.

None

Officers and Trustees of the Trust (Unaudited)

(Continued)

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
John C. Mulder	Trustee	Indefinite; Trustee since 2005	15
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1950

President of WaterStone (formerly the Christian Community Foundation and National Foundation) since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from University of Chicago.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Scott Preissler, Ph.D.	Trustee	Indefinite; Trustee since 2004	15
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1960

Former Director of Steward Leadership and Professor in Residence at Shorter University. Former Chairman of Stewardship Studies at Southwestern Baptist Theological Seminary, Ft. Worth, TX. Also serves as Founder and Chairman of the International Center for Biblical Stewardship.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Alan M. Ross	Trustee, Vice	Indefinite; Trustee since 2004	15
Chairman
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1951

Founder and CEO of Corporate Development Institute which he founded in 2000. Previously he served as President and CEO of Fellowship of Companies for Christ and has authored three books: Beyond World Class, Unconditional Excellence, Breaking Through to Prosperity.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Patrice Tsague	Trustee	Indefinite; Trustee since 2011	15
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1973	President and Chief Servant Officer of the Nehemiah Project International Ministries Inc. since 1999.		None

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-846-7526.

Privacy Notice

FACTS	WHAT DOES THE TIMOTHY PLAN DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?	The types of information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Number
• Assets
• Retirement Assets
• Transaction History
• Checking Account History
• Purchase History
• Account Balances
• Account Transactions
• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Timothy Plan chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does The Timothy Plan share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 800-662-0201

Who we are
Who is providing this Notice?	Timothy Plan Family of Mutual Funds Timothy Partners, Ltd.
What we do
How does The Timothy Plan protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does The Timothy Plan collect your personal information?	We collect your personal information, for example, when you
• Open an account
• Provide account information
• Give us your contact information
• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes-
information about your creditworthiness.
• Affiliates from using your information to market to you.
• Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. Timothy Partners, Ltd. is an affiliate of The Timothy Plan
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Timothy Plan does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. • The Timothy Plan does not jointly market.

Customer Identification Program

The Board of Trustees of the Trust has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the transfer agent, subject to the oversight and supervision of the Board.

Disclosures

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Funds voted proxies relating to Fund securities during the period ended June 30 of well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-732-0330 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-732-0330.

BOARD OF TRUSTEES

Arthur D. Ally

Kenneth Blackwell

Joseph E. Boatwright

Rick Copeland

Deborah Honeycutt

Bill Johnson

John C. Mulder

Charles E. Nelson

Scott Preissler

Alan Ross

Mathew D. Staver

Patrice Tsague

OFFICERS

Arthur D. Ally, President

Joseph E. Boatwright, Secretary

INVESTMENT ADVISOR

Timothy Partners, Ltd.

1055 Maitland Center Commons

Maitland, FL 32751

DISTRIBUTOR

Timothy Partners, Ltd.

1055 Maitland Center Commons

Maitland, FL 32751

TRANSFER AGENT

Ultimus Fund Solutions, LLC

17605 Wright St., Suite 2

Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL David Jones & Assoc., P.C. 18630 Crosstimber San Antonio, TX 78258

For additional information or a prospectus, please call: 1-800-846-7526 Visit the Timothy Plan web site on the internet at: www.timothyplan.com	HEADQUARTERS The Timothy Plan 1055 Maitland Center Commons Maitland, Florida 32751 (800) 846-7526 www.timothyplan.com invest@timothyplan.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information. Distributed by Timothy Partners, Ltd.	SHAREHOLDER SERVICES Ultimus Fund Solutions, LLC 17605 Wright St., Suite 2 Omaha, NE 68130 (800) 662-020

Item 2. Code of Ethics.

(a)            As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)            For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)            Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)            Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)            Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)            Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)            The registrant has an Audit committee currently composed of three independent Trustees, Mr. Alan Ross, Mr. John Mulder and Mr. Richard Copeland. The registrant’s board of trustees has determined that Mr. Alan Ross is qualified to serve as an Audit Committee Financial Expert, and has designated him as such.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Timothy Plan
FY 2019	$175,500
FY 2018	$175,500
FY 2017	$175,500
FY 2016	$170,900
FY 2015	$168,900
FY 2014	$168,400

(b)	Audit-Related Fees

The Timothy Plan	Registrant	Adviser
FY 2019	$0	$0
FY 2018	$ 0	$0
FY 2017	$ 0	$ 0
FY 2016	$ 0	$ 0
FY 2014	$ 0	$ 0
FY 2015	$ 0	$ 0

Nature of the fees:

(c)	Tax Fees

The Timothy Plan
FY 2019	$ 0
FY 2018	$ 0
FY 2017	$ 0
FY 2016	$ 0
FY 2015	$ 0
FY 2014	$ 0

Nature of the    preparation of the 1120 RIC

fees:

(d)	All Other Fees
Registrant

The Timothy Plan
FY 2019	$ 0
FY 2018	$ 0
FY 2017	$ 0
FY 2016	$ 0
FY 2015	$ 0
FY 2014	$ 0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)            During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)            The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser
FY 2019	$0	$0
FY 2018	$0	$0
FY 2017	$0	$0
FY 2016	$0	$0
FY 2015	$0	$0
FY 2014	$0	$0

(h)            Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6. Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)            Based on an evaluation of the registrant’s disclosure controls and procedures as of November 19, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)            There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13.  Exhibits.

(a)(1)	Code is filed herewith

(a)(2)

Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Timothy Plan

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	11/27/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	11/27/19